TheRoyceFund
VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 25 YEARS

Pennsylvania Mutual Fund
Royce Micro-Cap Fund
Royce Total Return Fund
Royce Low-Priced Stock Fund
Royce Opportunity Fund
Royce Premier Fund
Royce TrustShares Fund
Royce Special Equity Fund
Royce Select Fund

Investment Class Shares

P R O S P E C T U S May 1, 2004

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

Overview	1

Pennsylvania Mutual Fund	2

Royce Micro-Cap Fund	4

Royce Total Return Fund	6

Royce Low-Priced Stock Fund	8

Royce Opportunity Fund	10

Royce Premier Fund	12

Royce TrustShares Fund	14

Royce Special Equity Fund	16

Royce Select Fund	18

Investing in Small-Company Stocks	20

Management of the Funds	22

General Shareholder Information	24

Investing in Royce TrustShares Fund	29

Investing in Royce Select Fund	31

The Royce Fund offers Investment Class shares for seven of its other series — Royce Value, Royce Value Plus, Royce Technology Value, Royce Dividend Value, Royce Financial Services, Royce 100 and Royce Discovery Funds.

The Prospectus for these Funds is available at www.roycefunds.com. You can also receive the Prospectus by calling Investor Services at (800) 221-4268.

OVERVIEW

     At Royce & Associates, LLC (“Royce”), the Funds’ investment adviser, we invest primarily in the securities of small- and micro-cap companies using various value methods. We evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. We may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our funds that we believe should increase toward our estimate of their current worth over a two- to five-year period, resulting in capital appreciation for Fund investors.
     Our Funds’ ability to achieve their goals will depend largely on our skill in selecting their portfolio companies using our risk-averse value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

– Chuck Royce

     The Investment Class of shares of the Funds included in this Prospectus are offered by The Royce Funds without sales charges or commissions. Shares of otheir Fund classes are generally offered only to or through institutions, broker-dealers or retirement plans.

     The information on pages 2-19 about each Fund’s investment goals and principal strategies and about the primary risks for a Fund’s investors is based on, and should be read in conjunction with, the information on pages 20-21 of this Prospectus. This section includes information about the investment and risk characteristics of small- and micro-cap companies, the market for their securities and Royce’s risk-averse value approach to investing.
     The performance information presented in this Prospectus is current to December 31, 2003. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

     The Funds included in this Prospectus may be a suitable investment as part of your overall investment plan if you want to include a fund (or funds) that focuses on small- and/or micro-cap companies.

THE ROYCE FUND PROSPECTUS | 1

PENNSYLVANIA MUTUAL FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

P ennsylvania Mutual Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a broadly diversified portfolio of equity securities issued by both small- and micro-cap companies that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. In the upper end of the small-cap market (companies with stock market capitalizations from $500 million to $2.5 billion), the Fund generally invests in a more limited number of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage. Using this same methodology in the micro-cap sector (market capitalizations less than $500 million), the Fund invests in a larger number of securities selected by Royce from a universe of more than 6,300 micro-cap companies. Senior Portfolio Managers Charles M. Royce and W. Whitney George co-manage the Fund. They are assisted by Portfolio Manager Jay S. Kaplan.

Normally, the Fund will invest at least 65% of its net assets in the equity securities of such small- and micro-cap companies.	PORTFOLIO DIAGNOSTICS (12/31/03)
	Number of Holdings	198

	Median Market Capitalization	$767 Million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Pennsylvania Mutual Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
      Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last 10 years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.
      The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 19.90% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -17.39% (quarter ended 9/30/02).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
			1 Year	5 Year	10 Year

		Return Before Taxes	40.29%	13.59%	12.59%

		Return After Taxes on Distributions	39.30	11.49	9.56

		Return After Taxes on Distributions and Sale of Fund Shares	27.10	10.86	9.33

		Russell 2000*	47.25	7.13	9.47
	*	Reflects no deductions for fees, expenses or taxes.

2 | THE ROYCE FUND PROSPECTUS

SYMBOL: PENNX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years	5 Years	10 Years

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		$95	$296	$515	$1,143

Management fees	0.77%

Distribution (12b-1) fees	None

Other expenses	0.16%

Total Annual Fund Operating Expenses	0.93%

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003 *	2002 *	2001	2000	1999

Net Asset Value, Beginning of Period	$6.59	$7.39	$6.88	$7.28	$7.35

Investment Operations
Net investment income (loss)	(0.01)	(0.01)	0.02	0.05	0.04

Net realized and unrealized gain (loss) on investments	2.66	(0.67)	1.22	1.19	0.38

Total from investment operations	2.65	(0.68)	1.24	1.24	0.42

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.03)	(0.01)	(0.04)

Distributions from net realized gain on investments	(0.36)	(0.12)	(0.70)	(1.63)	(0.45)

Total distributions	(0.36)	(0.12)	(0.73)	(1.64)	(0.49)

Net Asset Value, End of Period	$8.88	$6.59	$7.39	$6.88	$7.28

Total Return	40.3%	(9.2)%	18.4%	18.4%	6.0%

Ratios/Supplemental Data
Net assets, end of period (millions)	$840	$462	$445	$369	$371

Ratio of expenses to average net assets	0.93%	0.94%	0.99%	1.03%	1.04%

Ratio of net investment income (loss) to average net assets	(0.17)%	0.13%	0.24%	0.63%	0.49%

Portfolio turnover rate	30%	33%	39%	45%	21%

* Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

THE ROYCE FUND PROSPECTUS | 3

ROYCE MICRO-CAP FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

R oyce Micro-Cap Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies. Royce selects these securities from a universe of more than 6,300 micro-cap companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. W. Whitney George, Senior Portfolio Manager of Royce, manages the Fund, assisted by Jenifer L. Taylor, an Assistant Portfolio Manager of Royce.

     Normally, the Fund will invest at least 80% of its net assets in the equity securities of micro-cap companies (which we define as companies with stock market capitalizations less than $500 million at the time of investment).

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	195

Median Market Capitalization	$263 Million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Micro-Cap Fund is subject to market risk – the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to both small-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in small- or larger-cap companies or other asset classes.
      Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last 10 years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.
     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 27.78% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -23.48% (quarter ended 9/30/02).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
		1 Year	5 Year	10 Year

	Return Before Taxes	52.62%	16.63%	13.99%

	Return After Taxes on Distributions	51.65	15.60	12.60

	Return After Taxes on Distributions and Sale of Fund Shares	35.19	14.15	11.72

	Russell 2000*	47.25	7.13	9.47
	* Reflects no deductions for fees, expenses or taxes.

4 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYOTX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waiver in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years	5 Years	10 Years

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		$152	$496	$865	$1,901

Management fees	1.50%

Distribution (12b-1) fees	None

Other expenses	0.11%

Total Annual Fund Operating Expenses	1.61%

Fee Waiver	(0.12)%

Net Annual Fund Operating Expenses	1.49%
Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.49% through December 31, 2004.

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003 *	2002 *	2001	2000	1999

Net Asset Value, Beginning of Period	$10.16	$11.85	$9.78	$9.50	$8.55

Investment Operations
Net investment income (loss)	(0.13)	(0.12)	(0.07)	(0.02)	(0.08)

Net realized and unrealized gain (loss) on investments	5.47	(1.48)	2.32	1.58	1.24

Total from investment operations	5.34	(1.60)	2.25	1.56	1.16

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Distributions from net realized gain on investments	(0.57)	(0.10)	(0.19)	(1.28)	(0.21)

Total distributions	(0.57)	(0.10)	(0.19)	(1.28)	(0.21)

Shareholder Redemption Fees Paid	—	0.01	0.01	—	—

Net Asset Value, End of Period	$14.93	$10.16	$11.85	$9.78	$9.50

Total Return	52.6%	(13.4)%	23.1%	16.7%	13.7%

Ratios/Supplemental Data
Net assets, end of period (millions)	$432	$263	$203	$140	$112

Ratio of expenses to average net assets**	1.48%	1.49%	1.49%	1.49%	1.49%

Ratio of net investment income (loss) to average net assets	(1.09)%	(1.05)%	(0.69)%	(0.22)%	(0.72)%

Portfolio turnover rate	44%	31%	30%	71%	24%

* Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
** For 2003, 2002, 2001, 2000 and 1999, these ratios would have been 1.61%, 1.73%, 1.75%, 1.82% and 1.86%, respectively, before fee waivers by Royce.

THE ROYCE FUND PROSPECTUS | 5

ROYCE TOTAL RETURN FUND

INVESTMENT GOALS AND PRINCIPAL STRATEGIES

T he investment goals of Royce Total Return Fund are both long-term growth of capital and current income. Royce invests the Fund’s assets primarily in a diversified portfolio of dividend-paying securities issued by small- and micro-cap companies. Of the more than 8,000 small- and micro-cap companies, more than 1,800 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small- and micro-cap securities. Charles M. Royce manages the Fund.

     Normally, the Fund will invest at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the Fund, and at least 65% will be issued by companies with stock market capitalizations of less than $2.5 billion at the time of investment.

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	504

Median Market Capitalization	$1,175 Million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Total Return Fund is subject to market risk – the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In the current low-yield environment, there is no assurance that there will be net investment income to distribute and, accordingly, that the Fund’s investment goal of current income will be achieved.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last 10 years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.
     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 16.00% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -12.58% (quarter ended 9/30/01).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
		1 Year	5 Year	10 Year

	Return Before Taxes	29.99%	12.23%	14.47%

	Return After Taxes on Distributions	29.63	10.71	12.23

	Return After Taxes on Distributions and Sale of Fund Shares	19.88	9.73	11.40

	Russell 2000*	47.25	7.13	9.47
	* Reflects no deductions for fees, expenses or taxes.

6 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYTRX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years	5 Years	10 Years

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		$120	$375	$649	$1,432

Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.18%

Total Annual Fund Operating Expenses	1.18%

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003 *	2002 *	2001	2000	1999

Net Asset Value, Beginning of Period	$8.37	$8.59	$7.77	$7.15	$7.56

Investment Operations
Net investment income (loss)	0.11	0.08	0.09	0.16	0.17

Net realized and unrealized gain (loss) on investments	2.39	(0.21)	1.05	1.18	(0.07)

Total from investment operations	2.50	(0.13)	1.14	1.34	0.10

Distributions
Distributions from net investment income	(0.10)	(0.08)	(0.11)	(0.15)	(0.16)

Distributions from net realized gain on investments	(0.08)	(0.01)	(0.21)	(0.57)	(0.35)

Total distributions	(0.18)	(0.09)	(0.32)	(0.72)	(0.51)

Net Asset Value, End of Period	$10.69	$8.37	$8.59	$7.77	$7.15

Total Return	30.0%	(1.6)%	14.8%	19.4%	1.6%

Ratios/Supplemental Data
Net assets, end of period (millions)	$2,289	$986	$509	$282	$248

Ratio of expenses to average net assets**	1.18%	1.20%	1.24%	1.25%	1.25%

Ratio of net investment income to average net assets	1.27%	1.01%	1.14%	2.08%	2.32%

Portfolio turnover rate	20%	22%	24%	24%	39%

* Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
** For 2000 and 1999, these ratios would have been 1.28% and 1.31%, respectively, before fee waivers by Royce.

THE ROYCE FUND PROSPECTUS | 7

ROYCE LOW- PRICED STOCK FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

R oyce Low-Priced Stock Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in the low-priced equity securities of small- and micro-cap companies. We define as low-priced those companies whose average cost per share in the Fund’s portfolio will be less than $25. Institutional investors generally do not make such securities an area of their focus, and they may receive only limited broker research coverage. These conditions create opportunities to find securities with what Royce believes are strong financial characteristics trading significantly below its estimate of their current worth. W. Whitney George, Senior Portfolio Manager of Royce, manages the Fund, assisted by Portfolio Manager James Skinner III.

     Normally, the Fund will invest at least 80% of its net assets in such low-priced equity securities. At least 65% of these securities will be issued by small- and micro-cap companies with market capitalizations of less than $2.5 billion at the time of investment.

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	199

Median Market Capitalization	$844 Million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Low-Priced Stock Fund is subject to market risk – the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of low-priced, small- and micro-cap securities are generally even more volatile and their markets are even less liquid than for securities with higher share prices or securities of larger-cap companies. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in higher-priced small-caps, larger-cap companies or other asset classes. Some issuers of low-priced securities may be financially distressed or involved in bankruptcy, liquidation, reorganization or recapitalization proceedings. Specifically because of their lower prices relative to other companies, low-priced stocks may be subject to even more abrupt or erratic market movements.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last 10 years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.
     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 27.66% (quarter ended 12/31/01) and the lowest return for a quarter was -21.50% (quarter ended 9/30/98).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
		1 Year	5 Year	10 Year

	Return Before Taxes	44.02%	19.39%	16.48%

	Return After Taxes on Distributions	43.93	18.03	14.47

	Return After Taxes on Distributions and Sale of Fund Shares	28.74	16.24	13.39

	Russell 2000*	47.25	7.13%	9.47
	* Reflects no deductions for fees, expenses or taxes.

8 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYLPX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waiver in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years	5 Years	10 Years

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		$152	$566	$1,005	$2,228

Management fees	1.50%

Distribution (12b-1) fees	0.25%

Other expenses	0.19%

Total Annual Fund Operating Expenses	1.94%

Fee Waivers	(0.45)%

Net Annual Fund Operating Expenses	1.49%
Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.49% through December 31, 2004.

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003 *	2002 *	2001	2000	1999

Net Asset Value, Beginning of Period	$9.75	$11.67	$9.35	$8.16	$6.95

Investment Operations
Net investment income (loss)	(0.07)	(0.08)	(0.06)	0.00	(0.03)

Net realized and unrealized gain (loss) on investments	4.36	(1.83)	2.39	1.93	2.03

Total from investment operations	4.29	(1.91)	2.33	1.93	2.00

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Distributions from net realized gain on investments	(0.06)	(0.02)	(0.02)	(0.74)	(0.79)

Total distributions	(0.06)	(0.02)	(0.02)	(0.74)	(0.79)

Shareholder Redemption Fees Paid	—	0.01	0.01	—	—

Net Asset Value, End of Period	$13.98	$9.75	$11.67	$9.35	$8.16

Total Return	44.0%	(16.3)%	25.1%	24.0%	29.8%

Ratios/Supplemental Data
Net assets, end of period (millions)	$3,046	$1,787	$1,025	$131	$25

Ratio of expenses to average net assets**	1.49%	1.49%	1.49%	1.49%	1.49%

Ratio of net investment income (loss) to average net assets	(0.70)%	(0.74)%	(0.54)%	0.04%	(0.49)%

Portfolio turnover rate	42%	29%	31%	56%	103%

* Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
** For 2003, 2002, 2001, 2000 and 1999, these ratios would have been 1.94%, 1.97%, 2.02%, 2.08% and 2.28%, respectively, before fee waivers by the Adviser and the Distributor.

THE ROYCE FUND PROSPECTUS | 9

ROYCE OPPORTUNITY FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

R oyce Opportunity Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by small- and micro-cap companies in an attempt to take advantage of what it believes are opportunistic situations for undervalued securities. Boniface A. Zaino, Senior Portfolio Manager of Royce, manages the Fund, assisted by William Hench, an Assistant Portfolio Manager of Royce.
     Such opportunistic situations may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset values or undervalued growth companies. Although the Fund normally focuses on the securities of companies with market capitalizations less than $2.5 billion, it may, in certain market environments, invest an equal or greater percentage of its assets in securities of larger-cap companies.

Normally, the Fund will invest at least 65% of its net assets in equity securities.	PORTFOLIO DIAGNOSTICS (12/31/03)
	Number of Holdings	300

	Median Market Capitalization	$396 Million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Opportunity Fund is subject to market risk – the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since its inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.
      The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 31.94% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -27.76% (quarter ended 9/30/02).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
			Since Inception
		1 Year	5 Year	(11/19/96)

	Return Before Taxes	72.87%	21.70%	19.53%

	Return After Taxes on Distributions	71.44	19.71	17.54

	Return After Taxes on Distributions and Sale of Fund Shares	48.72	17.96	16.16

	Russell 2000*	47.25	7.13	8.29
	* Reflects no deductions for fees, expenses or taxes.

10 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYPNX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years	5 Years	10 Years

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		$117	$365	$633	$1,398

Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.15%

Total Annual Fund Operating Expenses	1.15%

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003 *	2002 *	2001	2000	1999

Net Asset Value, Beginning of Period	$7.37	$9.01	$7.78	$7.19	$6.02

Investment Operations
Net investment income (loss)	(0.06)	(0.04)	(0.01)	0.00	(0.00)

Net realized and unrealized gain (loss) on investments	5.41	(1.50)	1.35	1.40	1.91

Total from investment operations	5.35	(1.54)	1.34	1.40	1.91

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Distributions from net realized gain on investments	(0.58)	(0.11)	(0.11)	(0.81)	(0.74)

Total distributions	(0.58)	(0.11)	(0.11)	(0.81)	(0.74)

Shareholder Redemption Fees Paid	—	0.01	—	—	—

Net Asset Value, End of Period	$12.14	$7.37	$9.01	$7.78	$7.19

Total Return	72.9%	(17.0)%	17.3%	19.9%	32.3%

Ratios/Supplemental Data
Net assets, end of period (millions)	$1,312	$635	$577	$299	$60

Ratio of expenses to average net assets	1.15%	1.17%	1.19%	1.24%	1.46%

Ratio of net investment income (loss) to average net assets	(0.65)%	(0.49)%	(0.19)%	0.00%	(0.07)%

Portfolio turnover rate	55%	46%	44%	56%	122%

* Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

THE ROYCE FUND PROSPECTUS | 11

ROYCE PREMIER FUND

INVESTMENT GOALS AND PRINCIPAL STRATEGIES

R oyce Premier Fund’s investment goal is long-term growth of capital. Royce generally invests the Fund’s assets in a limited number of equity securities issued by small companies with stock market capitalizations between $500 million and $2.5 billion. Royce looks for companies that it considers “premier” – those that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth. Senior Portfolio Managers Charles M. Royce and W. Whitney George co-manage the Fund.

     Normally, the Fund will invest at least 80% of its net assets in the equity securities of such premier companies. At least 65% of these securities will be issued by companies with stock market capitalizations less than $2.5 billion at the time of investment and/or will produce income for the Fund.

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	60

Median Market Capitalization	$1,306 Million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Premier Fund is subject to market risk – the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited number of portfolio securities may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last 10 years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.
      The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 21.04% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -14.84% (quarter ended 9/30/01).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
		1 Year	5 Year	10 Year

	Return Before Taxes	38.74%	12.87%	12.77%

	Return After Taxes on Distributions	38.51	11.51	11.22

	Return After Taxes on Distributions and Sale of Fund Shares	25.42	10.54	10.45

	Russell 2000*	47.25	7.13	9.47
	* Reflects no deductions for fees, expenses or taxes.

12 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYPRX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years	5 Years	10 Years

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		$118	$368	$638	$1,409

Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.16%

Total Annual Fund Operating Expenses	1.16%

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003 *	2002 *	2001	2000	1999

Net Asset Value, Beginning of Period	$9.39	$10.54	$9.83	$9.56	$9.14

Investment Operations
Net investment income (loss)	(0.03)	(0.04)	(0.00)	0.03	0.01

Net realized and unrealized gain (loss) on investments	3.67	(0.77)	0.94	1.54	1.00

Total from investment operations	3.64	(0.81)	0.94	1.57	1.01

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.00)	(0.03)	(0.01)

Distributions from net realized gain on investments	(0.13)	(0.34)	(0.23)	(1.27)	(0.58)

Total distributions	(0.13)	(0.34)	(0.23)	(1.30)	(0.59)

Net Asset Value, End of Period	$12.90	$9.39	$10.54	$9.83	$9.56

Total Return	38.7%	(7.8)%	9.6%	17.1%	11.5%

Ratios/Supplemental Data
Net assets, end of period (millions)	$1,713	$848	$797	$676	$568

Ratio of expenses to average net assets	1.16%	1.17%	1.19%	1.20%	1.23%

Ratio of net investment income (loss) to average net assets	(0.29)%	(0.40)%	(0.04)%	0.34%	0.11%

Portfolio turnover rate	26%	33%	41%	40%	48%

* Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

THE ROYCE FUND PROSPECTUS | 13

ROYCE TRUSTSHARES FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

T he investment goal of Royce TrustShares Fund is long-term growth of capital. The Fund is designed for long-term investors. Please see pages 29-30 for more information, including information about GiftShare Accounts.
     Royce invests the Fund’s assets primarily in a limited number of equity securities issued by small- and micro-cap companies. Royce selects these securities from a universe of more than 8,000 companies, generally focusing on companies that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. Charles M. Royce manages the Fund, assisted by James Harvey, an Assistant Portfolio Manager of Royce.

     Normally, the Fund will invest at least 65% of its net assets in equity securities. At least 75% of these securities will be issued by small-cap companies (those less than $2.5 billion in market capitalization at the time of investment).

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	70

Median Market Capitalization	$843 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce TrustShares Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and an account could lose money over short or long periods of time.
     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small- and micro-cap securities because it may be more susceptible to any single corporate,economic, political, regulatory or market event.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since its inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.
     The table also presents the impact of income taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes or of any gift taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 33.70% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -19.70% (quarter ended 9/30/02).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
			Since Inception
		1 Year	5 Year	(12/27/95)

	Return Before Taxes	38.09%	16.40%	19.05%

	Return After Taxes on Distributions	37.60	13.78	16.63

	Return After Taxes on Distributions and Sale of Fund Shares
	GiftShare Accounts	25.32	12.76	15.52
	Non-GiftShare Accounts	23.32	12.76	15.52

	Russell 2000*	47.25	7.13	8.85
	* Reflects no deductions for fees, expenses or taxes.

14 | THE ROYCE FUND PROSPECTUS

SYMBOL: RGFAX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waiver in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Annual Trustee’s Fee on GiftShare Accounts	$50
		1 Year	3 Years	5 Years	10 Years
Early redemption fee
On purchases held for three years or more	None	$152	$501	$873	$1,921

On purchases held for less than three years	2.00%
Exclusive of $50 annual trustee’s fee per GiftShare Account. For GiftShare Accounts opened prior to or during 2004, Royce will pay that portion of the currently effective annual trustee’s fee in excess of $50 per account and the trustee’s fees for establishing and terminating the trusts.

You would pay the following expenses if you redeemed non-GiftShare Account shares at the end of each period:

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	0.38%

Total Annual Fund Operating Expenses	1.63%
		1 Year	3 Years	5 Years	10 Years
Fee Waiver	(0.14)%
		$359	$501	$873	$1,921
Net Annual Fund Operating Expenses	1.49%
* Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.49% through December 31, 2004.

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003 *	2002 *	2001	2000	1999

Net Asset Value, Beginning of Period	$9.03	$11.47	$9.99	$10.10	$8.24

Investment Operations
Net investment income (loss)	(0.08)	(0.09)	(0.08)	(0.05)	(0.04)

Net realized and unrealized gain (loss) on investments	3.51	(2.07)	2.12	1.19	3.35

Total from investment operations	3.43	(2.16)	2.04	1.14	3.31

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Distributions from net realized gain on investments	(0.27)	(0.28)	(0.56)	(1.25)	(1.45)

Total distributions	(0.27)	(0.28)	(0.56)	(1.25)	(1.45)

Net Asset Value, End of Period	$12.19	$9.03	$11.47	$9.99	$10.10

Total Return	38.1%	(18.9)%	20.5%	11.7%	41.8%

Ratios/Supplemental Data
Net assets, end of period (millions)	$34	$23	$26	$19	$15

Ratio of expenses to average net assets**	1.49%	1.49%	1.49%	1.49%	1.49%

Ratio of net investment income (loss) to average net assets	(0.81)%	(0.85)%	(0.81)%	(0.59)%	(0.60)%

Portfolio turnover rate	25%	66%	53%	90%	152%

* Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
** For 2003, 2002, 2001, 2000 and 1999, these ratios would have been 1.63%, 1.63%, 1.64%, 1.78% and 2.12%, respectively, before fee waivers by Royce.

THE ROYCE FUND PROSPECTUS | 15

ROYCE SPECIAL EQUITY FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

T he investment goal of Royce Special Equity Fund is long-term growth of capital. Royce invests the Fund’s assets primarily in the equity securities of small- and micro-cap companies with market capitalizations less than $1 billion. The portfolio manager applies an intensive value approach in managing the Fund’s assets. This approach, which attempts to combine classic value analysis, the identification of good businesses and accounting cynicism, has its roots in the teachings of Benjamin Graham and Abraham Briloff. Charles R. Dreifus, Senior Portfolio Manger of Royce, manages the Fund.

     Normally, the Fund will invest at least 80% of its net assets in equity securities. At least 65% of these securities will be issued by companies with stock market capitalizations less than $1 billion at the time of investment.

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	75

Median Market Capitalization	$649 Million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Special Equity Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since its inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.
     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 20.87% (quarter ended 12/31/01) and the lowest return for a calendar quarter was -9.03% (quarter ended 3/31/99).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
			Since Inception
		1 Year	5 Year	(5/1/98)

	Return Before Taxes	27.64%	15.13%	11.82%

	Return After Taxes on Distributions	27.39	14.77	11.50

	Return After Taxes on Distributions and Sale of Fund Shares	18.21	13.08	10.17

	Russell 2000*	47.25	7.13	3.83
	* Reflects no deductions for fees, expenses or taxes.

16 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYSEX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee	None

On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years	5 Years	10 Years

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		$121	$378	$654	$1,443

Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.19%

Total Annual Fund Operating Expenses	1.19%

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance since its inception and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each period on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003 *	2002 *	2001	2000	1999

Net Asset Value, Beginning of Period	$14.24	$12.37	$9.55	$8.31	$9.30

Investment Operations
Net investment income (loss)	0.05	0.02	0.11	0.12	0.09

Net realized and unrealized gain (loss) on investments	3.86	1.73	2.71	1.23	(0.98)

Total from investment operations	3.91	1.75	2.82	1.35	(0.89)

Distributions
Distributions from net investment income	(0.05)	(0.03)	(0.11)	(0.11)	(0.10)

Distributions from net realized gain on investments	(0.15)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.20)	(0.03)	(0.11)	(0.11)	(0.10)

Shareholder Redemption Fees Paid	0.02	0.15	0.11	—	—

Net Asset Value, End of Period	$17.97	$14.24	$12.37	$9.55	$8.31

Total Return	27.6%	15.3%	30.8%	16.3%	(9.6)%

Ratios/Supplemental Data
Net assets, end of period (millions)	$721	$398	$6	$3	$3

Ratio of expenses to average net assets**	1.19%	1.20%	1.49%	1.49%	1.49%

Ratio of net investment income to average net assets	0.35%	0.27%	0.87%	1.38%	0.96%

Portfolio turnover rate	22%	41%	124%	61%	57%

* Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
** For 2001, 2000 and 1999, these ratios would have been 1.76%, 2.26% and 2.12%, respectively, before fee waivers and expense reimbursements by Royce.

THE ROYCE FUND PROSPECTUS | 17

ROYCE SELECT FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

T he investment goal of Royce Select Fund, a fund designed for “qualified investors,” is long-term growth of capital. Royce invests the Fund’s assets primarily in a limited number of equity securities issued by small- and micro-cap companies. Royce selects these securities from a universe of more than 8,000 companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth. In its selection process, Royce puts primary emphasis on balance sheet quality, cash flows and various internal returns indicative of profitability, and the relationships that these factors have to the price of a given security. Charles M. Royce manages the Fund.
       Normally, the Fund will invest at least 80% of its net assets in equity securities of small-cap (less than $2.5 billion in market capitalization at the time of investment) and micro-cap (less than $500 million in market capitalization at the time of investment) companies.

     The only ordinary operating expense of the Fund is a performance fee paid to Royce equal to 12.5% of the Fund’s pre-fee total return. Only persons who are“qualified investors” (persons who are qualified clients within the meaning of the Securities and Exchange Commission rule permitting such a performance fee) may invest in the Fund. Please see page 31 for more information.

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	57

Median Market Capitalization	$901 Million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Select Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since its inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.
     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 27.67% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -19.89% (quarter ended 9/30/02).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
				Since Inception
		1 Year	5 Year	(11/18/98)

	Return Before Taxes	48.67%	19.39%	20.66%

	Return After Taxes on Distributions	45.55	17.51	18.68

	Return After Taxes on Distributions and Sale of Fund Shares	31.73	16.04	16.61

	Russell 2000*	47.25	7.13	8.53
	* Reflects no deductions for fees, expenses or taxes.

18 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYSFX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 21.5% return for the first year and a 5% pre-fee return for each subsequent year. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Maximum sales charge (load) imposed on purchases	None

	Maximum deferred sales charge	None

	Maximum sales charge (load) imposed on reinvested dividends	None

	Early redemption fee
	On purchases held for three years or more	None

	On purchases held for less than three years	2.00%	1 Year	3 Years	5 Years	10 Years

	ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		$294	$449	$618	$1,110
			You would pay the following expenses if you did not redeem your shares:
	Performance fees *	2.69%

	Distribution (12b-1) fees	None	1 Year	3 Years	5 Years	10 Years

	Other expenses	None	$532	$449	$618	$1,110

	Total Annual Fund Operating Expenses *	2.69%
*	Based on 12.5% of the Fund’s pre-fee high watermarked return of 21.5% in 2003. Actual performance fees will depend on the Fund’s future returns. Other expenses are shown as “none” because Royce is responsible for paying them.

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance since its inception and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each period on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

	Period Ended December 31,	2003 *	2002 *	2001	2000	1999

	Net Asset Value, Beginning of Period	$146.01	$176.97	$147.35	$141.04	$107.79

	Investment Operations
	Net investment income (loss)	(3.06)	(0.97)	(3.13)	(2.24)	(2.84)

	Net realized and unrealized gain (loss) on investments	73.86	(27.11)	38.97	22.38	40.71

	Total from investment operations	70.80	(28.08)	35.84	20.14	37.87

	Distributions
	Distributions from net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

	Distributions from net realized gain on investments	(18.79)	(3.06)	(6.26)	(13.83)	(4.62)

	Total distributions	(18.79)	(3.06)	(6.26)	(13.83)	(4.62)

	Shareholder Redemption Fees Paid	0.06	0.18	0.04	—	—

	Net Asset Value, End of Period	$198.08	$146.01	$176.97	$147.35	$141.04

	Total Return	48.7%	(15.8)%	24.5%	15.0%	35.4%

	Ratios/Supplemental Data
	Net assets, end of period (millions)	$22	$16	$19	$13	$10

	Ratio of expenses to average net assets**	2.69%	1.01%	2.72%	2.48%	4.61%

	Ratio of net investment income (loss) to average net assets	(1.74)%	(0.60)%	(2.13)%	(1.71)%	(3.94)%

	Portfolio turnover rate	30%	90%	54%	114%	136%

*	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
**	For 1999, this ratio would have been 5.38% before fee waivers by Royce.

THE ROYCE FUND PROSPECTUS | 19

Small-capitalization stocks or Small-caps are stocks issued by companies with market capitalizations of $2.5 billion or less.

Market capitalization is the number of a company’s outstanding shares of stock multiplied by its most recent closing price per share.

The Russell 2000 is an unmanaged index of U.S. small-company common stocks that Royce and others use to benchmark the performance of small- and micro-cap funds. It includes the smallest 2,000 companies (based on market capitalization) among the largest 3,000 companies tracked by Frank Russell Company.

INVESTING IN SMALL-COMPANY STOCKS

Small- and Micro-Cap Stocks
R oyce views the large and diverse universe of small-cap companies as having two investment segments or tiers. Royce defines small-cap as those companies with market capitalizations between $500 million and $2.5 billion; we refer to the segment with market capitalizations less than $500 million as micro-cap.
     Small-and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on small- and micro-cap securities generally leads it to have a long-term investment outlook of at least two years for a portfolio security.
     The micro-cap segment consists of more than 6,300 companies. These companies are followed by relatively few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk. This leads Royce to more broadly diversify most of the Funds investing in micro-cap stocks by holding proportionately smaller positions in more companies.
     The upper tier of the small-cap universe of securities consists of approximately 1,700 companies. In this segment, there is a relatively higher level of ownership by institutional investors and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for these securities more efficient than that of micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask spreads. As a result, Royce normally employs a more concentrated approach when investing in the upper tier of small-caps, holding proportionately larger positions in a relatively limited number of securities.

20 | THE ROYCE FUND PROSPECTUS

Value Investing
      Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

       Royce’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.
        Royce’s value approach strives to reduce some of the other risks of investing in small- and micro-cap securities (for each Fund’s portfolio taken as a whole) by evaluating certain risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Due to its opportunistic approach, Royce Opportunity Fund may place less emphasis on balance sheet quality if other factors warrant, such as a company’s potential ability to generate free cash flow. Royce attempts to mitigate company-specific risk in its micro-cap investments by broadly diversifying its micro-cap holdings in Pennsylvania Mutual, Royce Micro-Cap, Total Return, Low-Priced Stock and Opportunity Funds.

      While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for each Fund’s portfolio, see pages 2-19.
      Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

Temporary Investments
      Each of the Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

THE ROYCE FUND PROSPECTUS | 21

Royce invests in equity securities of small- and micro-cap companies that are trading significantly below our assessment of their current worth, with the expectation that their market prices should increase toward this estimate, resulting in capital appreciation for Fund investors.

MANAGEMENT OF THE FUNDS
R oyce & Associates, LLC is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in small-cap securities with a value approach for more than 25 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period. He also manages or co-manages five of the Funds in this prospectus.

     Royce’s investment staff includes six other portfolio managers: W. Whitney George, Managing Director and Vice President; Boniface A. Zaino, Managing Director; Charles R. Dreifus, Principal; George Necakov, Director of Quantitative Strategies; Jay S. Kaplan, Principal; and James Skinner III, Principal. Royce’s investment staff is assisted by Jack E. Fockler, Jr., Managing Director and Vice President. Mr. George has been a Senior Portfolio Manager at Royce since 2000 and previously was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was Managing Director of Lazard Freres & Co., LLC. Mr. Necakov has been employed by Royce since 1994 and has been managing quantitative accounts for Royce since 1998. Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments. Mr. Skinner joined Royce in 2003 and was previously a Principal and Portfolio Manager at Accrete Capital, LLC (since 2001) and prior to that was a Managing Director and Senior Portfolio Manager at Merrill Lynch. Mr. Fockler has been employed by Royce since 1989 as its Director of Marketing.
     Royce’s investment staff also includes five assistant portfolio managers: Chris Flynn, Principal; James Harvey; Jenifer L. Taylor; William Hench; and Lauren Romeo. Mr. Flynn has been employed by Royce since 1993 as a Senior Analyst (since 1999) and Analyst. Mr. Harvey has been employed by Royce since 1999 as an Analyst. Ms. Taylor joined Royce in 2000 as an Analyst. Previously, she was an analyst at Credit Lyonnaise Securities (since 1999) and prior to that was an analyst for the Special Situations Fund (1994-1999). Mr. Hench joined Royce in 2002 as an Analyst. Previously, he was a Vice President of Institutional Sales at JP Morgan Chase (since 2000) and prior to that was a Director of Institutional Sales at Schroder & Co. (1994-2000). Ms. Romeo joined Royce in 2004 as an Analyst. Previously, she was a Portfolio Manager at Dalton, Greiner, Hartman & Maher

22 | THE ROYCE FUND PROSPECTUS

Royce receives advisory fees monthly as compensation for its services to the Funds. (See page 31 for information about the performance fees payable to Royce from Royce Select Fund.) The annual rates of these fees, before any waiver to cap the expense ratios of certain Funds at specified levels as shown in the Fees and Expenses tables, are:

•  1% of the first $50 million of Pennsylvania Mutual Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

•  1.5% of the average net assets of Royce Micro-Cap Fund and Royce Low-Priced Stock Fund.

•  1% of the average net assets of Royce Total Return Fund, Royce Opportunity Fund, Royce Premier Fund, Royce TrustShares Fund and Royce Special Equity Fund.

For 2003, the actual net fees, after waivers, paid to Royce on average net assets were 0.77% for Pennsylvania Mutual Fund, 1.31% for Royce Micro-Cap Fund, 1.00% for Royce Total Return Fund, 1.30% for Royce Low-Priced Stock Fund, 1.00% for Royce Opportunity Fund, 1.00% for Royce Premier Fund, 1.00% for Royce TrustShares Fund, 1.00% for Royce Special Equity Fund and 2.69% for Royce Select Fund.

(since 2001), an Analyst with Legg Mason Funds Management (2000-2001) and an Analyst with T. Rowe Price Group (1996-2000).
     Royce Fund Services, Inc. (“RFS”) distributes the Funds’ shares. The Royce Fund has adopted a distribution plan for Royce Low-Priced Stock Fund and Royce TrustShares Fund under Rule 12b-1. Under the plan, these Funds are obligated to pay a fee to RFS at the annual rate of 0.25% of the average net assets of their Investment Class. RFS will use these fees to cover sales-related, shareholder servicing and account maintenance costs and to pay sales commissions and other fees to broker-dealers that introduce investors to these Funds.

     State Street Bank and Trust Company is the custodian of the Funds’ securities, cash and other assets. State Street’s agent, National Financial Data Services (“NFDS”), is the Funds’ transfer agent.

THE ROYCE FUND PROSPECTUS | 23

Net Asset Value (NAV) is the value of the Fund’s net assets divided by the number of its outstanding shares.

Total return is the percentage rate of return on an amount invested in a fund from the beginning to the end of the stated period.

GENERAL SHAREHOLDER INFORMATION

F or a more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please refer to The Royce Fund’s Shareholder Guide dated May 1, 2004.

Purchasing Shares
The Funds offered through this Prospectus are no-load, meaning that you pay no sales fees or commissions to buy shares directly from The Royce Fund. The Funds do pay their own management fees and other operating expenses as outlined in this Prospectus. If you purchase Fund shares through a third party, such as a discount or full-service broker- dealer,bank or other financial intermediary, or through a firm that provides record-keeping and other shareholder services to employee benefit plans (“Retirement Plan Recordkeepers”),investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus.
      If you purchase Fund shares through a third party, the shares may be held in the name of the third party on the Fund’s books. RFS and/or Royce may compensate broker-dealers, financial intermediaries, Retirement Plan Recordkeepers, and other

PURCHASING SHARES
Minimum initial investments for shares purchased directly from The Royce Fund, excluding Royce Select Fund and GiftShare Accounts in Royce TrustShares Fund.
	Account Type	Minimum

	Regular Account	$ 2,000

	IRA	500

	Automatic Investment or Direct Deposit Plan Accounts	500

	403(b)(7) or 401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

PURCHASING SHARES IN ROYCE SELECT FUND AND IN GIFTSHARE ACCOUNTS IN ROYCE TRUSTSHARES FUND
Minimum

	GiftShare Accounts	$ 5,000

	Royce Select Fund	$ 50,000

The minimum for subsequent investments for each Fund is $100.

service providers that introduce investors to the Fund and/or provide certain administrative services to their customers who own Fund shares. In addition, The Royce Fund’s Board of Trustees has authorized the Funds to compensate such third parties to the extent the Board has determined that the services which these parties render to a Fund are non-distribution-related shareholder services, including recordkeeping and account maintenance services.

24 | THE ROYCE FUND PROSPECTUS

      For the year ended December 31, 2003, Royce made payments for distribution and/or administrative services related to the Funds in this Prospectus to broker-dealers, financial intermediaries, Retirement Plan Recordkeepers and other service providers out of its own resources in the amount of $9,989,257.

Redeeming Shares
      You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements. Large and frequent short-term trades may cause the Fund to incur additional brokerage and administrative costs and/or dilute the value of Fund shares held by long-term investors. The Funds may reject any purchase or exchange orders by any investor for any reason, including orders the Fund believes are made by short-term investors. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore rejected. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares.

Early Redemption Fee
      In order to discourage short-term trading, The Royce Fund assesses an early redemption fee of 1% on redemptions of shares of any Fund (other than Royce TrustShares Fund and Royce Select Fund) that you held for less than six months. A fee of 2% is assessed on redemptions of shares in Royce TrustShares Fund and Royce Select Fund held for less than three years. Each fee is payable to the Fund out of the proceeds otherwise payable to you.
     The “first-in, first-out” method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Funds’ transfer agent, the anniversary day of an account transaction determines the six-month holding period, so that if you purchased a Fund’s shares on June 1, 2004, these shares would be subject to the fee if you were to redeem them prior to December 1, 2004 (June 1, 2007 for Royce TrustShares Fund and Royce Select Fund). In this example, the shares would not be subject to a fee if you were to redeem the shares on or after December 1, 2004 (June 1, 2007 for Royce TrustShares Fund and Royce Select Fund).
     You will incur no fee on shares that you acquire through distribution reinvestment but the redemption fee will apply to shares that you exchange into another Royce Fund (exchanges

THE ROYCE FUND PROSPECTUS | 25

from Royce TrustShares Fund and Royce Select Fund are not permitted). The following types of shareholders and accounts are exempt from the early redemption fee: participants in Automatic Investment or Withdrawal Plans; profit sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions; and GiftShare Accounts.

Other Redemption Information
      The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.
     The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities — redemption in kind — under certain circumstances.
     The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.
     The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Net Asset Value per Share

      Net asset value per share is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees.
     The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The net asset value per share (NAV) for each Fund is calculated as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time) and is determined every day that the Exchange is open. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

26 | THE ROYCE FUND PROSPECTUS

Reports

     The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. You can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via the internet. Please go to “access your account” at www.roycefunds.com for more details.

Dividends, Distributions and Taxes
     Royce Total Return Fund pays dividends from its net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. The other Funds pay any dividends from net investment income and make any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund.

     Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. Each Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.
If you redeem shares of a Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, the Internal Revenue Service will require that you treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.	TAXATION OF DISTRIBUTIONS

Each year, shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in additional shares.

	The tax character of distributions is determined at the Fund level and is not related to how long you have owned a Fund’s shares. The following table describes in general how distributions are taxed at the federal level. The Funds’ annual distributions normally consist primarily of capital gains:

	Distribution	Rate for 10% and 15% tax bracket investors	Rate for 25% and higher tax bracket investors

	Qualified dividend income	5%	15%

	Other dividend income	Ordinary income rate	Ordinary income rate

	Short-term capital gains	Ordinary income rate	Ordinary income rate

	Long-term capital gains	5%	15%

	THE ROYCE FUND PROSPECTUS | 27

      You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, a Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.

     The IRS requires that a Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

     The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information (available at www.roycefunds.com or upon request) includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

28 | THE ROYCE FUND PROSPECTUS

INVESTING IN ROYCE TRUSTSHARES FUND

Royce TrustShares Fund is designed specifically for long-term investments limited to the following types of accounts:
  Trusts, institutions and endowments.
  Qualified retirement accounts, including Individual Retirement Accounts, 401(k) plans and other pension plans.
  GiftShare Accounts – This option is designed exclusively for gifting and estate planning. It offers a unique way to make a long-term gift to a child (minor or adult) or another individual. (You may not open a GiftShare Account for yourself or your spouse.) An investment in a GiftShare Account may qualify for the annual federal gift tax exclusion and may also help pay for a beneficiary’s college or other post-secondary education. See the information on the right for more details. To receive additional information, call Investor Services at (800) 221-4268 or visit www.roycefunds.com for an information packet, which includes the trust agreement.
     The minimum initial investment in a GiftShare Account is $5,000. Subsequent investments may be made for $100 or more.

GiftShare Accounts
The following information, including Tax and Redemption Information, applies only to GiftShare Accounts. As independent trustee, State Street Bank and Trust Company will hold the shares of a GiftShare Account in trust until the termination date that you, the donor, specify. The duration of the trust may be as long as you wish, but must be at least 10 years from the time the GiftShare Account is opened or until the beneficiary reaches the age of majority, whichever is later. A GiftShare trust is irrevocable; neither the donor nor the beneficiary may amend its terms in any way. When the trust terminates, the beneficiary will receive the shares in the account. The beneficiary may then continue to own the shares, but may not purchase additional shares with the exception of reinvested distributions.	THE ACCOUNT OPTIONS AVAILABLE TO A DONOR UNDER THE GIFTSHARE TRUST AGREEMENT ARE:

Withdrawal Option (Annual Exclusion):
A donor will use this option primarily to make a gift that may qualify for the annual federal gift tax exclusion and/or as a means to pay for the beneficiary’s college or other post-secondary education.
  The donor may design the trust to permit withdrawals to help pay for the beneficiary’s college or other post-secondary education; the trustee will distribute the balance of the assets, if any, to the beneficiary at the termination of the trust.
  The beneficiary will be taxed on all of the trust’s income and capital gains and may request that the trustee redeem Fund shares necessary to pay any applicable taxes.
  The trustee will send an information statement to the beneficiary annually, which shows the amount of income and capital gains that must be reported on the beneficiary’s tax returns for that year.
 Accumulation Option (Unified Credit):
A donor will use this option primarily to make a gift while restricting access to the gifted assets. This option does not allow the donor to use the federal annual gift tax exclusion, and there can be no distributions to fund educational expenses or otherwise before the trust terminates.
  The trustee is responsible for filing all federal and state income tax returns and may redeem Fund shares necessary to pay any applicable taxes; the trust will be taxed on all of its income and capital gains in excess of $100 per year.
  The trustee will distribute assets to the beneficiary at the termination of the trust.

THE ROYCE FUND PROSPECTUS | 29

Tax Information for GiftShare Accounts
     Investments in a GiftShare Account will be subject to the reporting requirements of federal gift tax law. In general, the law requires that individuals file federal gift tax returns, which report all gifts they made during the calendar year, except gifts of present interest in property that qualify for, and do not exceed, the amount of the federal annual gift tax exclusion (currently $11,000 or $22,000 for a joint gift by an individual and his/her spouse). The option that the donor selects in the trust adoption agreement will determine whether or not a particular gift of Fund shares qualifies for the annual exclusion. A gift of Fund shares may also be subject to state gift tax reporting under the laws of the state in which the donor resides.
     Additional information about these and other tax matters applicable to an investment in a GiftShare Account appears in the Statement of Additional Information under “Taxation — Royce TrustShares Fund.” Due to the complexity of federal and state laws pertaining to all gifts in trust, prospective donors should consider consulting with an attorney or other qualified tax advisor before investing in a GiftShare Account.

Redemption Information for GiftShare Accounts
     Until a GiftShare trust terminates, only the independent trustee, as the legal owner of the shares, may redeem them. The trustee’s capacity and ability to redeem shares, and the beneficiary’s right to compel redemption, are subject to the terms and conditions of the Royce TrustShares Fund Trust Instrument.

30 | THE ROYCE FUND PROSPECTUS

INVESTING IN ROYCE SELECT FUND

Who May Invest in the Fund
O nly “qualified investors” may invest in Royce Select Fund. A “qualified investor” is defined as one who meets the Securities and Exchange Commission’s definition of the term “qualified client.” The term qualified client includes:

(a)  an individual who, or a corporation, partnership, trust or other company that, Royce (and any person acting on its behalf) reasonably believes, immediately prior to the purchase, has a net worth (in the case of an individual, together with assets held jointly with a spouse) of more than $1,500,000 at the time of the purchase; or
(b)  an individual who, or a company that, immediately after the purchase owns Fund shares having a net asset value of at least $750,000.

      The requirement that Fund shares be purchased only by qualified investors applies to both initial and subsequent investments in the Fund. Qualified investors (or any persons acting on their behalf) must represent to The Royce Fund and Royce in writing that they are investing in the Fund for their own accounts and not with a view to transferring their Fund shares or any interest in them to another person. The Royce Fund has imposed restrictions on transfers of the Fund’s shares in order to prevent persons who are not qualified investors from purchasing them.

Performance Fee
      As compensation for its services to the Fund and for paying the Fund’s other ordinary operating expenses as set forth below, Royce is entitled to receive from the Fund a performance fee of 12.5% of the Fund’s pre-fee total return. The fee, payable monthly, is calculated and accrued daily, based on the value of the Fund’s then current assets.
     Fees are subject to a high watermark test. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual.

Responsibility for Payment of Other Operating Expenses
      Royce is responsible for paying all of the Fund’s other operating expenses, except for brokerage commissions, taxes, interest, litigation expenses and other expenses not incurred in the ordinary course of the Fund’s business.

To Invest in Royce Select Fund
     To open a new account directly with the Fund, please call Investor Services at (800) 221-4268 for an Account Application. Investments in the Fund may also be made through a registered investment advisor, broker-dealer, trust company or other financial intermediary who has previously established a relationship with Royce for this Fund. The minimum initial investment is $50,000. The minimum subsequent investment is $1,000.

THE ROYCE FUND PROSPECTUS | 31

THIS PAGE IS INTENTIONALLY LEFT BLANK

For More Information

TheRoyce Fund

More information on The Royce Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By telephone
(800) 221-4268

By mail
The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

Through the Internet
Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

A separate Shareholder Guide has been prepared for direct shareholders and is available free upon request. The Guide contains important shareholder information, including how to purchase and redeem shares of the Funds.

SEC File # 811-03599

INV-PRO-0504

TheRoyceFund
VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 25 YEARS

Royce Value Fund

Royce Value Plus Fund

Royce Technology Value Fund

Royce Dividend Value Fund

Royce Financial Services Fund

Royce 100 Fund

Royce Discovery Fund

Investment Class Shares

P R O S P E C T U S May 1, 2004

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

Overview	1

Royce Value Fund	2

Royce Value Plus Fund	4

Royce Technology Value Fund	6

Royce Dividend Value Fund	9

Royce Financial Services Fund	10

Royce 100 Fund	12

Royce Discovery Fund	14

Investing in Small-Company Stocks	16

Management of the Funds	18

General Shareholder Information	20

The Royce Fund offers Investment Class shares for nine of its other series — Pennsylvania Mutual, Royce Micro-Cap, Total Return, Low-Priced Stock, Opportunity, Premier, TrustShares, Special Equity and Select Funds.

The Prospectus for these funds is available at www.roycefunds.com. You can also receive the Prospectus by calling Investor Services at (800) 221-4268.

OVERVIEW

     At Royce & Associates, LLC (“Royce”), the Funds’ investment adviser, we invest primarily in the securities of small- and micro-cap companies using various value methods. We evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. We may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our funds that we believe should increase toward our estimate of their current worth over a two- to five-year period, resulting in capital appreciation for Fund investors.

     Our Funds’ ability to achieve their goals will depend largely on our skill in selecting their portfolio companies using our risk-averse value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

– Chuck Royce

     The Investment Class of shares of the Funds included in this Prospectus are offered by The Royce Funds without sales charges or commissions. Shares of other Fund classes are generally offered only to or through institutions, broker-dealers or retirement plans.
     The information on pages 2-15 about each Fund’s investment goals principal strategies and about the primary risks for a Fund’s investors is based on, and should be read in conjunction with, the information on pages 16-17 of this Prospectus. This section includes information about the investment and risk characteristics of small- and micro-cap companies, the market for their securities and Royce’s risk-averse value approach to investing.
     The performance information presented in this Prospectus is current to December 31, 2003. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.
     The Funds included in this Prospectus may be a suitable investment as part of your overall investment plan if you want to include a fund (or funds) that focuses on small- and/or micro-cap companies.

THE ROYCE FUND PROSPECTUS | 1

ROYCE VALUE FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

R oyce Value Fund’s investment goal is long-term growth of capital. Royce will invest the Fund’s assets primarily in a diversified portfolio of equity securities issued by small- and mid-cap companies (companies with stock market capitalizations from $500 million to $5 billion) that it believes are trading significantly below its estimate of their current worth. The Fund will generally invest in securities of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage. W. Whitney George and Jay S. Kaplan co-manage the Fund. Effective May 1, 2004, Mr. George succeeds Charles M. Royce as co-manager.

Normally, the Fund will invest at least 80% of its net assets in equity securities of such small- and/or mid-cap companies.	PORTFOLIO DIAGNOSTICS (12/31/03)
	Number of Holdings	56

	Median Market Capitalization	$1,100 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Value Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

T he information below provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.
     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 22.07% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -21.02% (quarter ended 9/30/02).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
		1 Year	Since Inception (6/14/01)

	Return Before Taxes	54.32%	14.34%

	Return After Taxes on Distributions	53.23	13.22

	Return After Taxes on Distributions and Sale of Fund Shares	35.42	11.63

	Russell 2000*	47.25	6.13
	*Reflects no deduction for fees, expenses or taxes.

2 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYVFX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold Investment Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years	5 Years	10 Years

ANNUAL OPERATING EXPENSES (expenses deducted from Fund assets)		$152	$576	$1,026	$2,277

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	2.21%

Total Annual Fund Operating Expenses	3.46%

Fee waivers and expense reimbursement	(1.97)%

Net Annual Fund Operating Expenses	1.49%
Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses at or below 1.49% through December 31, 2004 and 1.99% through December 31, 2013.

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance since its inception, and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003 **	2002 **	2001	*

Net Asset Value, Beginning of Period	$4.35	$5.89	$5.00

Investment Operations
Net investment income (loss)	(0.04)	(0.06)	(0.03)

Net realized and unrealized gain (loss) on investments	2.40	(1.32)	0.99

Total from investment operations	2.36	(1.38)	0.96

Distributions
Distributions from net realized gain on investments	(0.15)	(0.16)	(0.07)

Total distributions	(0.15)	(0.16)	(0.07)

Net Asset Value, End of Period	$6.56	$4.35	$5.89

Total Return	54.3%	(23.5)%	19.2% †

Ratios/Supplemental Data Net assets, end of period (thousands)	$4,034	$1,319	$1,491

Ratio of expenses to average net assets***	1.49%	1.49%	1.49	%††

Ratio of net investment loss to average net assets	(0.73)%	(1.26)%	(1.39	)%††

Portfolio turnover rate	181%	89%	74%

* The Fund commenced operations on June 14, 2001.
** Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*** For 2003, 2002 and 2001, these ratios would have been 3.46%, 3.08% and 4.18%††, respectively, before fee waivers and expense reimbursements by Royce.
† Not annualized.
†† Annualized.

THE ROYCE FUND PROSPECTUS | 3

ROYCE VALUE PLUS FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

R oyce Value Plus Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by mid-, small- and/or micro-cap companies that it believes are trading significantly below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels. In addition, the Fund will give consideration to those companies that Royce believes have above-average growth prospects. In the upper end of its universe (companies with stock market capitalizations from $500 million to $5 billion), the Fund will generally invest in securities of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage, consistent with its value approach to investing. In the micro-cap sector (which we define as companies with stock market capitalizations less than $500 million), the Fund will invest in securities, selected from a universe of more than 6,300 companies, that it believes are trading significantly below its estimate of their current worth. W. Whitney George and James Skinner III co-manage the Fund.

Normally, the Fund will invest at least 80% of its net assets in equity securities of such mid-, small- and/or micro-cap companies.	PORTFOLIO DIAGNOSTICS (12/31/03)
	Number of Holdings	55

	Median Market Capitalization	$393 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Value Plus Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of mid-, small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-, mid- and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

The information below provides an indication of the past rewards and risks of investing in the Fund. Past performance doesnot indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.
     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 37.79% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -22.26% (quarter ended 9/30/02).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
		1 Year	Since Inception (6/14/01)

	Return Before Taxes	79.88%	27.66%

	Return After Taxes on Distributions	77.37	26.17

	Return After Taxes on Distributions and Sale of Fund Shares	51.95	23.09

	Russell 2000*	47.25	6.14
	*Reflects no deduction for fees, expenses or taxes.

4 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYVPX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold Investment Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years	5 Years	10 Years

ANNUAL OPERATING EXPENSES (expenses deducted from Fund assets)		$152	$576	$1,026	$2,277

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	0.76%

Total Annual Fund Operating Expenses	2.01%

Fee waivers	(0.52)%

Net Annual Fund Operating Expenses	1.49%
Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses at or below 1.49% through December 31, 2004 and 1.99% through December 31, 2012.

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance since its inception, and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003 **	2002 **	2001	*

Net Asset Value, Beginning of Period	$4.97	$5.97	$5.00

Investment Operations
Net investment income (loss)	(0.05)	(0.07)	(0.03)

Net realized and unrealized gain (loss) on investments	4.01	(0.81)	1.10

Total from investment operations	3.96	(0.88)	1.07

Distributions
Distributions from net realized gain on investments	(0.36)	(0.12)	(0.10)

Total distributions	(0.36)	(0.12)	(0.10)

Net Asset Value, End of Period	$8.57	$4.97	$5.97

Total Return	79.9%	(14.7)%	21.5% †

Ratios/Supplemental Data Net assets, end of period (thousands)	$20,405	$3,934	$2,217

Ratio of expenses to average net assets***	1.49%	1.49%	1.49	%††

Ratio of net investment loss to average net assets	(0.91)%	(1.29)%	(1.46	)%††

Portfolio turnover rate	161%	110%	62%

* The Fund commenced operations on June 14, 2001.
** Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*** For 2003, 2002 and 2001, these ratios would have been 2.01%, 2.10% and 3.71%††, respectively, before fee waivers by Royce.
† Not annualized.
†† Annualized.

THE ROYCE FUND PROSPECTUS | 5

ROYCE TECHNOLOGY VALUE FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

R oyce Technology Value Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by mid-, small- and/or micro-cap technology companies, both domestic and foreign, that the portfolio manager believes are trading below his estimate of their current worth and have potential for capital appreciation. Such companies include those in computer software and hardware, telecommunications, semiconductors, information technology services and Internet-related businesses.
     The Fund is managed by Jonathan Cohen, principal of JHC Capital Management, LLC, the Fund’s sub-investment adviser. Mr. Cohen uses a value approach to select securities for the Fund based on a company’s valuation, balance sheet strength, earnings history, growth potential and quality of technology. He also considers the competitive factors a company faces, the strength of its management and its business strategies.

     Although the Fund normally focuses on the securities of technology companies with market capitalizations less than $5 billion (mid-, small- and/or micro-cap companies), it may invest an equal or greater percentage of its assets in the securities of larger-cap technology companies.Normally, the Fund will invest at least 80% of its net assets in the equity securities of technology companies.

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	82

Median Market Capitalization	$421 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Technology Value Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you may lose money over short or long periods of time.
     The Fund focuses its investments in companies within the technology sector. The revenues, income (or losses) and valuations of technology companies can and often do fluctuate both suddenly and dramatically, thereby exposing you to greater than average financial and market risk. In addition, the prices of mid-, small- and micro-cap securities are generally more volatile, and their markets are less liquid, relative to larger-cap securities. Therefore, an investment in the Fund may involve considerably more risk of loss and its returns may differ significantly from both non-concentrated funds and technology funds investing in larger-cap companies. Finally, securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time. The Fund’s success will be largely dependent upon the efforts of Jonathan Cohen, the portfolio manager.
     Foreign securities (in which the Fund may invest up to 25% of its assets) may involve additional risks, including exchange rate fluctuations, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program. Rather, it is designed for long-term investors who can accept the risks of investing in a fund with common stock holdings primarily in smaller-cap technology companies.

T he information on page 7 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2500 Technology Index, the Fund’s benchmark index. We believe that this index more accurately reflects the Fund’s emphasis on technology companies and its selection universe of mid-, small- and micro-cap companies than does the Russell 2000, the fund’s previous benchmark index.
     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

6 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYTVX

During the period shown in the bar chart, the highest return for a calendar quarter was 29.35% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -16.40% (quarter ended 9/30/02).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
		1 Year	Since Inception (12/31/01)

	Return Before Taxes	90.72%	28.52%

	Return After Taxes on Distributions	90.68	28.50

	Return After Taxes on Distributions and Sale of fund Shares	58.99	24.65

	Russell 2500 Technology Index*	77.91	-1.69

	Russell 2000*	47.25	8.21
	*Reflects no deduction for fees, expenses or taxes.
FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold Investment Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waiver in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	2.00%	1 Year	3 Years	5 Years	10 Years

ANNUAL OPERATING EXPENSES (expenses deducted from Fund assets)		$202	$649	$1,123	$2,432

Management fees	1.50%

Distribution (12b-1) fees	0.25%

Other expenses	0.36%

Total Annual Fund Operating Expenses	2.11%

Fee waiver	(0.12)%

Net Annual Fund Operating Expenses	1.99%
Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses at or below 1.99% through December 31, 2004.
THE ROYCE FUND PROSPECTUS | 7

ROYCE TECHNOLOGY VALUE FUND (continued)

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance since its inception, and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003 **	2002	*,**

Net Asset Value, Beginning of Period	$4.33	$5.00

Investment Operations
Net investment income (loss)	(0.11)	(0.17)

Net realized and unrealized gain (loss) on investments	4.01	(0.50)

Total from investment operations	3.90	(0.67)

Distributions
Distributions from net realized gain on investments	(0.01)	(0.00)

Total distributions	(0.01)	(0.00)

Shareholder Redemption Fees Paid	0.03	—

Net Assets Value, End of period	$8.25	$4.33

Total Return	90.7%	(13.4)%

Ratios/Supplemental Data Net assets, end of period (thousands)	$102,408	$4,786

Ratio of expenses to average net assets***	1.99%	1.99%

Ratio of net investment loss to average net assets	(1.51)%	(1.74)%

Portfolio turnover rate	64%	45%

* The Fund commenced operations on December 31, 2001.
** Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*** For 2003, 2002 and 2001, these ratios would have been 2.11% and 2.73%, respectively, before fee waivers by Royce.

8 | THE ROYCE FUND PROSPECTUS

ROYCE DIVIDEND VALUE FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

T he investment goal of Royce Dividend Value Fund is a combination of long-term growth of capital and current income. Royce invests the Fund’s assets primarily in a diversified portfolio of dividend-paying securities issued by mid-, small- and/or micro-cap companies. Of the more than 8,500 mid-, small- and micro-cap companies, more than 1,800 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of mid-, small- and micro-cap securities. Charles M. Royce manages the Fund.
     Normally, the Fund will invest at least 80% of its net assets in equity securities that produce dividend income to the Fund, and at least 65% will be issued by companies with stock market capitalizations of less than $5 billion at the time of investment.

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Dividend Value Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of mid-, small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In the current low-yield environment, there is no assurance that there will be net investment income for the Fund to distribute. The relative proportion of the Fund’s returns, if any, will vary between growth of capital and current income depending on the market environment. There can be no assurance that the Fund will achieve its investment goal.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the Fund will be commencing operations as of the date of this Prospectus, it does not yet have any historical performance and therefore no return information is included in this Prospectus.
FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years

ANNUAL OPERATING EXPENSES (expenses deducted from Fund assets)		$152	$471

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	0.24%

Total Annual Fund Operating Expenses	1.49%
Royce has contractually agreed to reimburse expenses and waive its fee to the extent necessary to maintain the Fund’s Net Annual Operating Expenses at or below 1.49% through December 31, 2006.

THE ROYCE FUND PROSPECTUS | 9

ROYCE FINANCIAL SERVICES FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

R oyce Financial Services Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by mid-, small- and/or micro-cap companies “principally” engaged in the financial services industry. Examples of such companies include: commercial and industrial banks, savings and loan associations, companies engaged in consumer and industrial finance, insurance, securities brokerage and investment management, other financial intermediaries and firms that primarily serve the financial services industry (i.e., more than 50% of revenues are derived from services provided to companies in the financial services industry). Royce selects securities issued by companies that it believes have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage and that are trading significantly below its estimate of their current worth. Charles M. Royce manages the Fund.
     Although the Fund normally focuses on securities of financial services companies with market capitalizations less than $5 billion (mid-, small- and/or micro-cap companies), it may invest an equal or greater percentage of its assets in securities of larger-cap companies. Normally, the Fund will invest at least 80% of its net assets in the equity securities of companies “principally” engaged in the financial services industry. For these purposes, a company is deemed to be principally engaged in the financial services industry if at least 50% of its consolidated assets, revenues or net income are committed to, or are derived from, financial services-related activities.

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Financial Services Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time. The Fund will focus its investments in companies within the financial services industry. As a result, the Fund is subject to certain risks associated with this industry, including, among other things, changes in government regulations, interest rate levels and general economic conditions. In addition, the prices of mid-, small- and micro-cap companies are generally more volatile, and their markets are less liquid, relative to larger-cap securities. Therefore, an investment in the Fund may involve considerably more risk of loss and its returns may differ significantly from both non-concentrated funds and financial services funds investing in larger-cap companies.

Because the Fund commenced operations on 12/31/03, there is no return information included in this Prospectus.
10 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYFSX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years

ANNUAL OPERATING EXPENSES (expenses deducted from Fund assets)		$152	$471

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	0.24%

Total Annual Fund Operating Expenses	1.49%
Royce has contractually agreed to reimburse expenses and waive its fee to the extent necessary to maintain the Fund’s Net Annual Operating Expenses at or below 1.49% through December 31, 2006.

THE ROYCE FUND PROSPECTUS | 11

ROYCE 100 FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

R oyce 100 Fund’s investment goal is long-term growth of capital. Royce will generally invest the Fund’s assets in a limited number of equity securities issued by small companies with stock market capitalizations less than $2.5 billion. Royce intends to build and manage a portfolio of approximately 100 “outstanding” small and micro-cap companies — those that Royce believes have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage and that are trading significantly below its estimate of their current worth. Charles M. Royce and James Skinner III co-manage the Fund.

Normally, the Fund will invest at least 80% of its net assets in equity securities, primarily issued by companies with stock market capitalizations less than $2.5 billion at the time of investment.	PORTFOLIO DIAGNOSTICS (12/31/03)
	Number of Holdings	69

	Median Market Capitalization	$1,146 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce 100 Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

T he information below provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Cumulative Total Returns table shows how the Fund’s cumulative total return since its inception compares with that of the Russell 2000, the Fund’s benchmark index.

CUMULATIVE TOTAL RETURNS – in Percentages (%) from inception (6/30/03) through 12/31/03
Return Before Taxes	10.66%

Russell 2000*	24.92
*Reflects no deduction for fees, expenses or taxes.

12 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYOHX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years	5 Years	10 Years

ANNUAL OPERATING EXPENSES (expenses deducted from Fund assets)		$152	$576	$1,026	$2,277

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	2.43%

Total Annual Fund Operating Expenses	3.68%

Fee waiver and expense reimbursement	(2.19)%

Net Annual Fund Operating Expenses	1.49%
Royce has contractually agreed to waive its fee and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses at or below 1.49% through December 31, 2004 and 1.99% through December 31, 2013.

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance since its inception, and reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003	*,**

Net Asset Value, Beginning of Period	$5.00

Investment Operations
Net investment income (loss)	(0.01)

Net realized and unrealized gain on investments	0.54

Total from investment operations	0.53

Distributions
Distributions from net realized gain on investments	(0.00)

Total distributions	(0.00)

Net Asset Value, End of Period	$5.53

Total Return	10.7%	†

Ratios/Supplemental Data Net assets, end of period (thousands)	$2,502

Ratio of expenses to average net assets***	1.49	% ††

Ratio of net investment income (loss) to average net assets	(0.39	)% ††

Portfolio turnover rate	8%

* The Fund commenced operations on June 30, 2003.
** Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*** For 2003, this ratio would have been 3.68%†† before fee waivers and expense reimbursements by Royce.
† Not annualized.
†† Annualized.

THE ROYCE FUND PROSPECTUS | 13

ROYCE DISCOVERY FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

R oyce Discovery Fund’s investment goal is long-term growth of capital. Royce will invest the Fund’s assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies. Royce selects securities that are identified by a proprietary quantitative investment model. The model implements a value approach by focusing on factors such as balance sheet quality, cash flow levels and various other measures of a company’s profitability. George Necakov, portfolio manager, manages the Fund using this disciplined investment process to construct and periodically rebalance the portfolio.

     Normally, the Fund will invest at least 80% of its net assets in the equity securities of micro-cap companies (which we define as companies with stock market capitalizations less than $500 million at the time of investment).

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	116

Median Market Capitalization	$194 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Discovery Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The Fund is dependent on Royce for its success, and Royce in turn relies on the Fund’s portfolio manager, George Necakov, and the proprietary quantitative investment model that he has developed. To the extent that the stock market does not reward those quantitative factors utilized by the model, the performance of the Fund may be negatively impacted. In addition, if, and to the extent that, the Fund’s assets rapidly increase, Royce may not be able to execute trades in a manner that allows the Fund to purchase and sell its portfolio securities at the times and in the amounts required by the model. The Fund’s profit opportunities may diminish to the extent that competitors of Royce attempt to exploit similar models using micro-cap stocks.
     The prices of micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

T he information below provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Cumulative Total Returns table shows how the Fund’s cumulative total return since its inception compares with that of the Russell 2000, the Fund’s benchmark index.

CUMULATIVE TOTAL RETURNS – in Percentages (%) from inception (10/3/03) through 12/31/03
Return Before Taxes	14.00%

Russell 2000*	9.01
*Reflects no deduction for fees, expenses or taxes.

14 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYDFX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Years	3 Years

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		$152	$471

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	0.24%

Total Annual Fund Operating Expenses	1.49%
Royce has contractually agreed to reimburse expenses and waive its fee to the extent necessary to maintain the Fund’s Net Annual Operating Expenses at or below 1.49% through December 31, 2006.

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance since its inception, and reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003	*,**

Net Asset Value, Beginning of Period	$5.00

Investment Operations
Net investment income (loss)	(0.01)

Net realized and unrealized gain (loss) on investments	0.71

Total from investment operations	0.70

Distributions
Distributions from net realized gain on investments	(0.00)

Total distributions	(0.00)

Net Asset Value, End of Period	$5.70

Total Return	14.0%	†

Ratios/Supplemental Data Net assets, end of period (thousands)	$1,359

Ratio of expenses to average net assets***	1.49	% ††

Ratio of net investment income (loss) to average net assets	(1.05	)% ††

Portfolio turnover rate	1%

* The Fund commenced operations on October 3, 2003.
** Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*** For 2003, this ratio would have been 8.69%†† before fee waivers and expense reimbursements by Royce.
† Not annualized.
†† Annualized.

THE ROYCE FUND PROSPECTUS | 15

Small-capitalization stocks or Small-caps are stocks issued by companies with market capitalizations of $2.5 billion or less.

Market capitalization is the number of a company’s outstanding shares of stock multiplied by its most recent closing price per share.

The Russell 2000 is an unmanaged index of U.S. small-company common stocks that Royce and others use to benchmark the performance of small- and micro-cap funds. It includes the smallest 2,000 companies (based on market capitalization) among the largest 3,000 companies tracked by Frank Russell Company.

INVESTING IN SMALL-COMPANY STOCKS

Mid-, Small- and Micro-Cap Stocks
Royce views the large and diverse universe of companies available for investment by the Funds as having two investment segments or tiers. Royce defines the upper tier of this universe as those companies with market capitalizations between $500 million and $5 billion. We refer to those companies within this universe that have market capitalizations more than $2.5 billion as mid-cap; those companies with market capitalizations between $500 million and $2.5 billion as small-cap. We refer to the segment with market capitalizations less than $500 million as micro-cap.
     Mid-, small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies.
     As a result, the purchase or sale of more than a limited number of shares of a mid-, small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on mid-, small- and micro-cap securities generally leads it to have a long-term investment outlook of at least two years for a portfolio security.
     The micro-cap segment consists of more than 6,300 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk.
     The upper tier of the Funds’ investment universe of securities consists of more than 2,100 companies. In this tier, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices.

16 | THE ROYCE FUND PROSPECTUS

Value Investing
Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects (especially in Royce Value Plus Fund) or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

     Royce’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.
     Royce’s value approach strives to reduce some of the other risks of investing in mid-, small- and micro-cap securities (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Royce attempts to mitigate company-specific risk in its micro-cap investments by broadly diversifying its micro-cap holdings in Royce Discovery Fund.
     While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in mid-, small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for each Fund’s portfolio, see pages 2-15.

     Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

Temporary Investments
     Each of the Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If the Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

THE ROYCE FUND PROSPECTUS | 17

Royce invests in equity securities of small- and micro-cap companies that are trading significantly below our assessment of their current worth, with the expectation that their market prices should increase toward this estimate, resulting in capital appreciation for Fund investors.

MANAGEMENT OF THE FUNDS

R oyce & Associates, LLC is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in small- cap securities with a value approach for more than 25 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce, President and Chief Investment Officer, has been the firm’s President and Chief Investment Officer during this period. He manages Royce 100, Financial Services and Dividend Value Funds.
     Royce’s investment staff includes six other portfolio managers: W. Whitney George, Managing Director and Vice President; Boniface A. Zaino, Managing Director; Charles R. Dreifus, Principal; George Necakov, Director of Quantitative Strategies; Jay S. Kaplan, Principal; and James Skinner III, Principal. Royce’s investment staff is assisted by Jack E. Fockler, Jr., Managing Director and Vice President. Mr. George has been a Senior Portfolio Manager at Royce since 2000 and previously was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was Managing Director of Lazard Freres & Co., LLC. Mr. Necakov has been employed by Royce since 1994 and has been managing quantitative accounts for Royce since 1998. Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments. Mr. Skinner joined Royce in 2003 and was previously a Principal and Portfolio Manager at Accrete Capital, LLC (since 2001) and prior to that was a Managing Director and Senior Portfolio Manager at Merrill Lynch. Mr. Fockler has been employed by Royce since 1989 as its Director of Marketing.
     Royce’s investment staff also includes five assistant portfolio managers: Chris Flynn, Principal; James Harvey; Jenifer L. Taylor; William Hench; and Lauren Romeo. Mr. Flynn has been employed by Royce since 1993 as a Senior Analyst (since 1999) and Analyst. Mr. Harvey has been employed by Royce since 1999 as an Analyst. Ms. Taylor joined Royce in 2000 as an Analyst. Previously, she was an analyst at Credit Lyonnais Securities (since 1999) and prior to that was an analyst for the Special Situations Fund (1994-1999). Mr. Hench joined Royce in 2002 as an Analyst. Previously, he was a Vice President of Institutional Sales at JP Morgan Chase (since 2000) and prior to that was a Director of Institutional Sales at Schroder &Co. (1994-2000). Ms. Romeo joined Royce in 2004 as an Analyst. Previously, she was a Portfolio

18 | THE ROYCE FUND PROSPECTUS

Royce is entitled to receive advisory fees monthly at the annual rate of 1.00% as compensation for its services to Royce Value, Value Plus, Dividend Value, Financial Services, 100 and Discovery Funds.

Royce is also entitled to receive a monthly advisory fee from Royce Technology Value Fund at the annual rate of 1.50% as compensation for its services to the Fund. Under an Investment Sub-Advisory Agreement with Royce, JHC Capital manages the Fund’s assets and is entitled to receive a monthly sub-advisory fee from Royce, equal to 50% of the fee Royce collects from the Fund, as compensation for its services to the Fund and Royce. The fee paid to JHC Capital by Royce is reduced to 33 1/3% of the fee Royce collects from the Fund under an agreement in which Royce provides JHC Capital access to certain research-related data and services.

For 2003, the fees paid to Royce on average net assets were 0.73% for Royce Value Plus Fund and 1.50% for Royce Technology Value Fund.

Manager at Dalton, Greiner, Hartman & Maher (since 2001), an Analyst with Legg Mason Funds Management (2000-2001) and an Analyst with T. Rowe Price Group (1996-2000).
     Jonathan Cohen is the portfolio manager of Royce Technology Value Fund and the principal of JHC Capital Management, LLC, the Fund’s sub-investment adviser (“JHC Capital”). Founded by Mr. Cohen in April 2001, JHC Capital currently manages a private technology fund with net assets of approximately $43 million as of December 31, 2003. JHC Capital’s offices are located at 60 Arch Street, Greenwich, CT 06830. Prior to forming JHC Capital, Mr. Cohen spent 14 years in technology-related equity research. He has run technology research groups covering software, hardware, telecom and semiconductor stocks at various firms, including Wit Soundview (Managing Director, Director of Research and Head of the Transaction Development Group, 1999-2001), Merrill Lynch (Managing Director, Head of Internet and PC Software Research, 1998-1999), UBS (Managing Director, Head of Technology Strategy and Head of Internet and PC Software Research, 1997-1998) and Smith Barney (Managing Director, Head of Special Situations Research, Manager of the Special Situations Recommended Portfolio, Head of PC Software and Internet Research, 1993-1997).
     Royce Fund Services, Inc. (RFS) will distribute each Fund’s shares. The Royce Fund has adopted a distribution plan for the Funds under Rule 12b-1. Under the plan, the Funds will pay a fee to RFS at the annual rate of 0.25% of the Fund’s average net assets. RFS would use these fees to cover sales-related and shareholder servicing costs and to pay sales commissions and other fees related to the sale of a Fund’s shares.
     State Street Bank & Trust Company is the custodian of the Funds’ securities, cash and other assets. State Street’s agent, National Financial Data Services (“NFDS”), is the Funds’ transfer agent.

THE ROYCE FUND PROSPECTUS | 19

Net Asset Value (NAV) is the value of the Fund’s net assets divided by the number of its outstanding shares.

Total return is the percentage rate of return on an amount invested in a fund from the beginning to the end of the stated period.

GENERAL SHAREHOLDER INFORMATION

F or more detailed discussion of The Royce Fund policies regarding direct ownership of a Fund’s shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please refer to The Royce Fund’s Shareholder Guide dated May 1, 2004.

Purchasing Shares
     The Funds offered through this Prospectus are no-load, meaning that you pay no sales fees or commissions to buy shares directly from The Royce Fund. The Funds do pay their own management fees and other operating expenses as outlined in this Prospectus.
     If you purchase Fund shares through a third party, such as a discount or full- service broker-dealer, bank or other financial intermediary, or through a firm that provides recordkeeping and other shareholder services to employee benefit plans (“Retirement Plan   Recordkeepers”),

	PURCHASING SHARES
	Minimum initial investments for shares purchased directly from The Royce Fund.
	Account Type	Minimum

	Regular Account	$ 2,000

	IRA	500

	Automatic Investment or Direct Deposit Plan Accounts	500

	403(b)(7) or 401(k) Accounts	None

	The minimum for subsequent investments is $50, regardless of account type.

investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus. If you purchase Fund shares through a third party, the shares may be held in the name of the third party on the Fund’s books. RFS and/or Royce may compensate broker-dealers, financial intermediaries, Retirement Plan Recordkeepers, and other service providers that introduce investors to the Fund and/or provide certain administrative services to their customers who own Fund shares. In addition, The Royce Fund’s Board of Trustees has authorized the Funds to compensate such third parties to the extent the Board has determined that the services rendered to a Fund are for non-distribution-related shareholder services, including recordkeeping and account maintenance services.
     For the year ended December 31, 2003, Royce made payments for distribution and/or administrative services related to the Funds in this Prospectus to broker-dealers, financial intermediaries, Retirement Plan Recordkeepers and other service providers out of its own resources in the amount of $216,506.

20 | THE ROYCE FUND PROSPECTUS

Redeeming Shares
     You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements. Large and frequent short-term trades may cause the Fund to incur additional brokerage and administrative costs and/or dilute the value of Fund shares held by long-term investors. The Funds may reject any purchase or exchange orders by any investor for any reason, including orders the Fund believes are made by short-term investors. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore rejected. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares.

Early Redemption Fee
     In order to discourage short-term trading, The Royce Fund assesses an early redemption fee of 1% on redemptions of shares of any Fund (other than Royce Technology Value Fund) that you held for less than six months. A fee of 2% is assessed on redemptions of shares in Royce Technology Value Fund that you held for less than six months. Each fee is payable to the Fund out of the proceeds otherwise payable to you.
     The “first-in, first-out” method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Funds’ transfer agent, the anniversary day of an account transaction determines the six-month holding period, so that if you purchased a Fund’s shares on June 1, 2004, these shares would be subject to the fee if you were to redeem them prior to December 1, 2004. In this example, the shares would not be subject to a fee if you were to redeem the shares on or after December 1, 2004.
     You will incur no fee on shares that you acquire through distribution reinvestment but the redemption fee will apply to shares that you exchange into another Royce Fund. The following types of shareholders and accounts are exempt from the early redemption fee: participants in an Automatic Investment or Withdrawal Plan; profit sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions.

THE ROYCE FUND PROSPECTUS | 21

Other Redemption Information
     The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.
     The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities — redemption in kind — under certain circumstances.

     The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is liquidated. Proceeds would be paid promptly to the shareholder. The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Net Asset Value per Share
     Net asset value per share is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees.
     The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The net asset value per share (NAV) for each Fund is calculated as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time) and is determined every day that the Exchange is open. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Reports
     The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Please call Investor Services at (800) 221-4268 if you need additional copies. Please allow 30 days for your request to be processed. You may also elect to receive your report via the internet. Please go to “access your account” at www.roycefunds.com for more details.

22 | THE ROYCE FUND PROSPECTUS

TAXATION OF DISTRIBUTIONS

Each year shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in additional shares.

The tax character of Fund distributions is determined at the Fund level and is not related to how long you have owned a Fund’s shares. The following table describes in general how distributions are taxed at the federal level. The Funds’ distributions should normally consist of capital gains:

Distribution	Rate for 10% and 15% tax bracket investors	Rate for 25% and higher tax bracket investors

Qualified dividend income	5%	15%

Other dividend income	Ordinary income rate	Ordinary income rate

Short-term capital gains	Ordinary income rate	Ordinary income rate

Long-term capital gains	5%	15%

Dividends, Distributions and Taxes
     Royce Dividend Value Fund pays dividends from its net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. The other Funds pay any dividends from net investment income and make any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Funds.

     Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. Each Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.
     If you redeem shares of a Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, the Internal Revenue Service will require that you treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.
     You should carefully consider the tax implications of purchasing shares shortly prior to a distribution. At the time of purchase, a Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.

THE ROYCE FUND PROSPECTUS | 23

     The IRS requires that a Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.
     The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information (available at www.roycefunds.com or upon request) includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

24 | THE ROYCE FUND PROSPECTUS

For More Information

TheRoyce Fund

More information on The Royce Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, will be available in the Funds’ annual and semiannual reports to shareholders. These reports will also be available online at www.roycefunds.com.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By telephone
(800) 221-4268

By mail
The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

Through the Internet
Prospectuses, applications, IRA forms and additional information are also available through our website at www.roycefunds.com

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

SEC File # 811-03599

INV-7-PRO-0504

TheRoyceFund
VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 25 YEARS

Pennsylvania Mutual Fund

Royce Micro-Cap Fund

Royce Total Return Fund

Royce Premier Fund

Royce TrustShares Fund

Royce Special Equity Fund

Consultant Class Shares

P R O S P E C T U S May 1, 2004

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

OVERVIEW

     At Royce & Associates, LLC (“Royce”), the Funds’ investment adviser, we invest primarily in the securities of small- and micro-cap companies using various value methods. We evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. We may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our funds that we believe should increase toward our estimate of the companies’ current worth over a two- to five- year period, resulting in capital appreciation for Fund investors.
     Our Funds’ ability to achieve their goals will depend largely on our skill in selecting their portfolio companies using our risk-averse value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

– Chuck Royce

     The Consultant Share Classes of The Royce Funds are generally offered only through certain broker-dealers.

     The information on pages 2-13 about each Fund’s investment goals and principal strategies and about the primary risks for a Fund’s investors is based on, and should be read in conjunction with, the information on pages 14-15 of this Prospectus. This section includes information about the investment and risk characteristics of small- and micro-cap companies, the market for their securities and Royce’s risk-averse value approach to investing.

     The performance information presented in this Prospectus is current to December 31, 2003. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

     The Funds included in this Prospectus may be a suitable investment as part of your overall investment plan if you want to include a fund (or funds) that focuses on small- and/or micro-cap companies.

THE ROYCE FUND PROSPECTUS | 1

PENNSYLVANIA MUTUAL FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

P ennsylvania Mutual Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a broadly diversified portfolio of equity securities issued by both small- and micro-cap companies that it believes are trading significantly below its estimate of their current worth.In the upper end of the small-cap range (companies with stock market capitalizations from $500 million to $2.5 billion), the Fund generally invests in a more limited number of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage. In the lower end of the range (market capitalizations less than $500 million), the Fund invests in a larger number of securities selected by Royce from a universe of more than 6,300 micro-cap companies, generally focusing on those that it believes possess strong balance sheets and attractive cash flow levels. Charles M. Royce and W. Whitney George co-manage the Fund. They are assisted by Jay S. Kaplan.

Normally, the Fund will invest at least 65% of its net assets in the equity securities of such small- and micro-cap companies.	PORTFOLIO DIAGNOSTICS (12/31/03)
	Number of Holdings	198

	Median Market Capitalization	$767 million
PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Pennsylvania Mutual Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you may lose money over short or long periods of time.
     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last 10 years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on June 18, 1997. Performance information prior to that date is for Investment Class shares, not offered in this Prospectus, that have no 12b-1 fees. If Consultant Class’s 12b-1 fees had been reflected, total returns prior to June 18, 1997 would have been lower.
     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 19.61% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -17.55% (quarter ended 9/30/02).	ANNUALIZED TOTAL RETURNS – in Percentages (%)

			1 Year	5 Year	10 Year

		Return Before Taxes	38.69%	12.62%	11.98%

		Return After Taxes on Distributions	37.68	10.70	9.09

		Return After Taxes on Distributions and Sale of Fund Shares	26.07	10.14	8.89

		Russell 2000*	47.25	7.13	9.47
	*	Reflects no deductions for fees, expenses or taxes.

2 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYPCX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years	5 Years	10 Years

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		$197	$609	$1,047	$2,264

Management fees	0.77%

Distribution (12b-1) fees	1.00%

Other expenses	0.17%

Total Annual Fund Operating Expenses	1.94%

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each period on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003 *	2002 *	2001	2000	1999

Net Asset Value, Beginning of Period	$6.50	$7.36	$6.87	$7.28	$7.34

Investment Operations
Net investment income (loss)	(0.09)	(0.08)	(0.04)	(0.01)	(0.02)

Net realized and unrealized gain (loss) on investments	2.60	(0.66)	1.22	1.19	0.39

Total from investment operations	2.51	(0.74)	1.18	1.18	0.37

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Distributions from net realized gain on investments	(0.36)	(0.12)	(0.69)	(1.59)	(0.43)

Total distributions	(0.36)	(0.12)	(0.69)	(1.59)	(0.43)

Net Asset Value, End of Period	$8.65	$6.50	$7.36	$6.87	$7.28

Total Return	38.7%	(10.1)%	17.5%	17.5%	5.3%

Ratios/Supplemental Data
Net assets, end of period (millions)	$484	$266	$138	$128	$129

Ratio of expenses to average net assets**	1.94%	1.97%	1.73%	1.73%	1.77%

Ratio of net investment income (loss) to average net assets	(1.19)%	(1.16)%	(0.50)%	(0.07)%	(0.24)%

Portfolio turnover rate	30%	33%	39%	45%	21%

* Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
** For 2001, 2000 and 1999, these ratios would have been 1.97%, 2.00% and 2.02%, respectively, before fee waivers by Royce.

THE ROYCE FUND PROSPECTUS | 3

ROYCE MICRO-CAP FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

R oyce Micro-Cap Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies. Royce selects these securities from a universe of more than 6,300 micro-cap companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels. W. Whitney George manages the Fund, assisted by Jenifer L. Taylor, an Assistant Portfolio Manager of Royce.

     Normally, the Fund will invest at least 80% of its net assets in the equity securities of micro-cap companies (which we define as companies with stock market capitalizations less than $500 million at the time of investment).

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	195

Median Market Capitalization	$263 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Micro-Cap Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you may lose money over short or long periods of time.
     The prices of micro-cap securities are generally even more volatile and their markets are less liquid relative to both small-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in small- or larger-cap companies or other asset classes.
      Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last 10 years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on May 4, 1998. Performance prior to that date is for Investment Class shares, not offered in this Prospectus, that have no 12b-1 fees. If Consultant Class’s 12b-1 fees had been reflected, total returns prior to May 1, 1998 would have been lower.
     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 27.45% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -23.76% (quarter ended 9/30/02).	ANNUALIZED TOTAL RETURNS – in Percentages (%)

		1 Year	5 Year	10 Year

	Return Before Taxes	51.01%	15.55%	13.40%

	Return After Taxes on Distributions	50.03	14.67	12.09

	Return After Taxes on Distributions and Sale of Fund Shares	34.18	13.30	11.24

	Russell 2000*	47.25	7.13	9.47
	*Reflects no deductions for fees, expenses or taxes.

4 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYMCX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s net operating expenses (net of fee waiver and expense reimbursement in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years	5 Years	10 Years

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		$252	$814	$1,403	$2,998

Management fees	1.50%

Distribution (12b-1) fees	1.00%

Other expenses	0.18%

Total Annual Fund Operating Expenses	2.68%

Fee Waiver and expense reimbursement	(0.19)%

Net Annual Fund Operating Expenses	2.49%
Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 2.49% through December 31, 2004.

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003 *	2002 *	2001 *	2000	1999

Net Asset Value, Beginning of Period	$9.91	$11.68	$9.71	$9.45	$8.50

Investment Operations
Net investment income (loss)	(0.25)	(0.22)	(0.18)	(0.11)	(0.16)

Net realized and unrealized gain (loss) on investments	5.30	(1.45)	2.34	1.55	1.23

Total from investment operations	5.05	(1.67)	2.16	1.44	1.07

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Distributions from net realized gain on investments	(0.57)	(0.10)	(0.19)	(1.18)	(0.12)

Total distributions	(0.57)	(0.10)	(0.19)	(1.18)	(0.12)

Net Asset Value, End of Period	$14.39	$9.91	$11.68	$9.71	$9.45

Total Return	51.0%	(14.3)%	22.3%	15.5%	12.7%

Ratios/Supplemental Data
Net assets, end of period (millions)	$144.5	$69.0	$6.6	$1.6	$1.2

Ratio of expenses to average net assets**	2.49%	2.49%	2.49%	2.49%	2.49%

Ratio of net investment loss to average net assets	(2.10)%	(2.06)%	(1.71)%	(1.27)%	(1.71)%

Portfolio turnover rate	44%	31%	30%	71%	24%

* Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
** For 2003, 2002, 2001, 2000 and 1999, these ratios would have been 2.68%, 2.78%, 3.50%, 3.80% and 3.99%, respectively, before fee waivers and expense reimbursements by Royce.

THE ROYCE FUND PROSPECTUS | 5

ROYCE TOTAL RETURN FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

T he investment goals of Royce Total Return Fund are both long-term growth of capital and current income. Royce invests the Fund’s assets primarily in a diversified portfolio of dividend-paying securities issued by small- and micro-cap companies. Of the more than 8,000 small- and micro-cap companies, more than 1,800 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small- and micro-cap securities. Charles M. Royce manages the Fund.

     Normally, the Fund will invest at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the Fund, and at least 65% will be issued by companies with stock market capitalizations of less than $2.5 billion at the time of investment.

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	504

Median Market Capitalization	$1,175 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Total Return Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you may lose money over short or long periods of time.
     The prices of small- and micro-cap securities are generally even more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In the current low-yield environment, there is no assurance that there will be net investment income to distribute and, accordingly, that the Fund’s investment goal of current income will be achieved.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last 10 years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on October 16, 2001. Performance information prior to that date is for Investment Class shares, not offered in this Prospectus, that have no 12b-1 fees. If Consultant Class’s 12b-1 fees had been reflected, total returns prior to October 16, 2001 would have been lower.
     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 15.79% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -12.58% (quarter ended 9/30/01).	ANNUALIZED TOTAL RETURNS – in Percentages (%)

		1 Year	5 Year	10 Year

	Return Before Taxes	28.61%	11.79%	14.24%

	Return After Taxes on Distributions	28.44	10.39	12.07

	Return After Taxes on Distributions and Sale of Fund Shares	18.78	9.41	11.23

	Russell 2000*	47.25	7.13	9.47
	*Reflects no deductions for fees, expenses or taxes.

6 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYTRX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years	5 Years	10 Years

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		$222	$685	$1,175	$2,524

Management fees	1.00%

Distribution (12b-1) fees	1.00%

Other expenses	0.19%

Total Annual Fund Operating Expenses	2.19%

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Consultant Class and reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003 **	2002 **	2001	*

Net Asset Value, Beginning of Period	$8.37	$8.64	$8.05

Investment Operations
Net investment income (loss)	0.02	0.00	(0.00)

Net realized and unrealized gain (loss) on investments	2.37	(0.24)	0.80

Total from investment operations	2.39	(0.24)	0.80

Distributions
Distributions from net investment income	(0.00)	(0.02)	(0.00)

Distributions from net realized gain on investments	(0.08)	(0.01)	(0.21)

Total distributions	(0.08)	(0.03)	(0.21)

Net Asset Value, End of Period	$10.68	$8.37	$8.64

Total Return	28.6%	(2.7)%	10.0%	†

Ratios/Supplemental Data
Net assets, end of period (millions)	$309	$121	$3

Ratio of expenses to average net assets***	2.19%	2.20%	2.20	%††

Ratio of net investment income (loss) to average net assets	0.26%	0.15%	(0.60	)%††

Portfolio turnover rate	20%	22%	24%

* The Consultant Class commenced operations on October 16, 2001.
** Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*** For 2002 and 2001, these ratios would have been 2.25% and 3.38%†† , respectively, before expense reimbursements by Royce.
† Not annualized.
†† Annualized.

THE ROYCE FUND PROSPECTUS | 7

ROYCE PREMIER FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

R oyce Premier Fund’s investment goal is long-term growth of capital. Royce generally invests the Fund’s assets in a limited number of equity securities issued by small companies with stock market capitalizations between $500 million and $2.5 billion. Royce looks for companies that it considers “premier” — those that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth. Any production of income is incidental to the Fund’s investment goal. Charles M. Royce and W. Whitney George co-manage the Fund.

     Normally, the Fund will invest at least 80% of its net assets in the equity securities of such premier companies. At least 65% of these securities will be issued by companies with stock market capitalizations less than $2.5 billion at the time of investment.

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	60

Median Market Capitalization	$1,306 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Premier Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last 10 years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on June 2, 2003. Performance information prior to that date is for the Fund’s Investment Class shares, not offered in this Prospectus, that have no 12b-1 fees. If Consultant Class’s 12b-1 fees had been reflected, total returns prior to June 2, 2003 would have been lower.
     The table also presents the impact of income taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 21.04% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -14.84% (quarter ended 9/30/01).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
		1 Year	5 Year	10 Year

	Return Before Taxes	37.67%	12.70%	12.69%

	Return After Taxes on Distributions	37.44	11.34	11.13

	Return After Taxes on Distributions and Sale of Fund Shares	24.72	10.39	10.38

	Russell 2000*	47.25	7.13	9.47
	*Reflects no deductions for fees, expenses or taxes.

8 | THE ROYCE FUND PROSPECTUS

SYMBOL: RPRCX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years	5 Years	10 Years

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		$252	$878	$1,528	$3,273

Management fees	1.00%

Distribution (12b-1) fees	1.00%

Other expenses	2.25%

Total Annual Fund Operating Expenses	4.25%

Expense reimbursement	(1.76)%

Net Annual Fund Operating Expenses	2.49%
Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 2.49% through December 31, 2004 and 2.99% through December 31, 2013.

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Consultant Class and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003*,**

Net Asset Value, Beginning of Period	$10.52

Investment Operations

Net investment income (loss)	(0.08)

Net realized and unrealized gain on investments	2.49

Total from investment operations	2.41

Distributions

Distributions from net investment income	(0.00)

Distributions from net realized gain on investments	(0.13)

Total distributions	(0.13)

Net Asset Value, End of Period	$12.80

Total Return	22.9%	†

Ratios/Supplemental Data
Net assets, end of period (thousands)	$5,401

Ratio of expenses to average net assets***	2.49	%††

Ratio of net investment income (loss) to average net assets	(1.22	)% ††

Portfolio turnover rate	26%

* The Consultant Class commenced operations on June 2, 2003.
** Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*** For 2003, this ratio would have been 4.25%†† before expense reimbursements by Royce.
† Not annualized.
†† Annualized.

THE ROYCE FUND PROSPECTUS | 9

ROYCE TRUSTSHARES FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

T he investment goal of Royce TrustShares Fund is long-term growth of capital. The Fund is designed for long-term investments.Please see pages 22-23 for more information, including information about GiftShare Accounts.

     Royce invests the Fund’s assets primarily in a limited number of equity securities issued by small- and micro-cap companies.
Royce selects these securities from a universe of more than 8,000 companies, generally focusing on companies that it believes are trading significantly below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels. Charles M. Royce manages the Fund, assisted by James Harvey, an Assistant Portfolio Manager of Royce.

     Normally, the Fund will invest at least 65% of its net assets in equity securities. At least 75% of these securities will be issued by small-cap companies (less than $2.5 billion in market capitalization at the time of investment).

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	70

Median Market Capitalization	$843 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce TrustShares Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and an account could lose money over short or long periods of time.
     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

T he following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since its inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on December 7, 2001. Performance information prior to that date is for Investment Class shares, not offered in this Prospectus, that have no 12b-1 fees. If Consultant Class’s 12b-1 fees had been reflected, total returns prior to December 7, 2001 would have been lower.
     The table also presents the impact of income taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes or of any gift taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 33.70% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -19.92% (quarter ended 9/30/02).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
				Since Inception
		1 Year	5 Year	(12/27/95)

	Return Before Taxes	36.65%	15.91%	18.74%

	Return After Taxes on Distributions	36.13	12.51	15.82

	Return After Taxes on Distributions and Sale of Fund Shares
	GiftShare Accounts	24.41	11.64	14.78
	Non-GiftShare Accounts	22.41	11.64	14.78

	Russell 2000*	47.25	7.13	8.85
	*Reflects no deductions for fees, expenses or taxes.

10 | THE ROYCE FUND PROSPECTUS

SYMBOL: RYGCX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s net operating expenses (net of fee waivers and expense reimbursements) remain the same. It further assumes that you redeemed no shares. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for 3 years or more	None

On purchases held for less than 3 years	2.00%	1 Year	3 Years	5 Years	10 Years

Annual Trustee's Fee (GiftShare Accounts)	$ 50	$252	$878	$1,528	$3,273
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)	Exclusive of $50 annual trustee’s fee per GiftShare Account. For GiftShare Accounts opened prior to or during 2003, Royce will pay that portion of the currently effective annual trustee’s fee in excess of $50 per account and the trustee’s fees for establishing and terminating the trusts.
		You would pay the following expenses if you redeemed non-GiftShare Account shares at the end of each period:

Management fees	1.00%

Distribution (12b-1) fees	1.00%

Other expenses	6.20%

Total Annual Fund Operating Expenses	8.20%	1 Year	3 Years	5 Years	10 Years

Fee waiver and expense reimbursement	(5.71)%	$457	$878	$1,528	$3,273

Net Annual Fund Operating Expenses	2.49%
Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 2.49% through December 31, 2004 and 2.99% through December 31, 2013.

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Consultant Class and reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned each period on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003 **	2002 **	2001	*

Net Asset Value, Beginning of Period	$8.62	$11.08	$10.83

Investment Operations
Net investment income (loss)	(0.18)	(0.13)	(0.00)

Net realized and unrealized gain (loss) on investments	3.33	(2.05)	0.25

Total from investment operations	3.15	(2.18)	0.25

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.00)

Distributions from net realized gain on investments	(0.27)	(0.28)	(0.00)

Total distributions	(0.27)	(0.28)	(0.00)

Net Asset Value, End of Period	$11.50	$8.62	$11.08

Total Return	36.7%	(19.8)%	2.3	%†

Ratios/Supplemental Data
Net assets, end of period (thousands)	$762	$342	$163

Ratio of expenses to average net assets***	2.49%	2.49%	2.49	%††

Ratio of net investment income (loss) to average net assets	(1.81)%	(1.97)%	(1.92	)%††

Portfolio turnover rate	25%	66%	53%

* The Consultant Class commenced operations on December 7, 2001.
** Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*** For 2003, 2002 and 2001, these ratios would have been 8.20%, 10.36% and 50.08%††, respectively, before fee waivers and expense reimbursements by Royce.
† Not annualized.
†† Annualized.

THE ROYCE FUND PROSPECTUS | 11

ROYCE SPECIAL EQUITY FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

T he investment goal of Royce Special Equity Fund is long-term growth of capital. Royce invests the Fund’s assets primarily in the equity securities of small- and micro-cap companies with market capitalizations less than $1 billion. The portfolio manager applies an intensive value approach in managing the Fund’s assets. This approach, which combines classic value analysis, the identification of good businesses and accounting cynicism, has its roots in the teachings of Benjamin Graham and Abraham Briloff. Charles R. Dreifus manages the Fund.

     Normally, the Fund will invest at least 80% of its net assets in equity securities. At least 65% of these securities will be issued by companies with stock market capitalizations less than $1 billion at the time of investment.

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	75

Median Market Capitalization	$649 Million

PRIMARY RISKS FOR FUND INVESTORS

As with any mutual fund that invests in common stocks, Royce Special Equity Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since its inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on June 2, 2003. Performance information prior to that date is for the Fund’s Investment Class shares, not offered in this Prospectus, that have no 12b-1 fees. If Consultant Class’s 12b-1 fees had been reflected, total returns prior to June 2, 2003 would have been lower.
      The table also presents the impact of income taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation,so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 20.87% (quarter ended 12/31/01) and the lowest return for a calendar quarter was -9.03% (quarter ended 3/31/99).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
			Since Inception
		1 Year	5 Year	(5/1/98)

	Return Before Taxes	26.82%	14.98%	11.69%

	Return After Taxes on Distributions	26.61	14.63	11.38

	Return After Taxes on Distributions and Sale of Fund Shares	17.63	12.95	10.05

	Russell 2000*	47.25	7.13	3.83
	*Reflects no deductions for fees, expenses or taxes.

12 | THE ROYCE FUND PROSPECTUS

SYMBOL: RSQCX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%	1 Year	3 Years	5 Years	10 Years

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		$252	$878	$1,528	$3,273

Management fees	1.00%

Distribution (12b-1) fees	1.00%

Other expenses	1.21%

Total Annual Fund Operating Expenses	3.21%

Expense reimbursement	(0.72)%

Net Annual Fund Operating Expenses	2.49%
*Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 2.49% through December 31, 2004 and 2.99% through December 31, 2013.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Consultant Class and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

	Period Ended December 31,	2003*,**

	Net Asset Value, Beginning of Period	$15.06

	Investment Operations
	Net investment income (loss)	(0.08)

	Net realized and unrealized gain on investments	3.07

	Total from investment operations	2.99

	Distributions
	Distributions from net investment income	(0.01)

	Distributions from net realized gain on investments	(0.15)

	Total distributions	(0.16)

	Net Asset Value, End of Period	$17.89

	Total Return	19.9%	†

	Ratios/Supplemental Data
	Net assets, end of period (thousands)	$9,944

	Ratio of expenses to average net assets***	2.20	% ††

	Ratio of net investment income (loss) to average net assets	(0.81	)% ††

	Portfolio turnover rate	22%

*	The Consultant Class commenced operations on June 2, 2003.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2003, this ratio would have been 3.21% †† before expense reimbursements by Royce.
†	Not annualized.
††	Annualized.
THE ROYCE FUND PROSPECTUS | 13

Small-capitalization stocks or Small-caps are stocks issued by companies with market capitalizations of $2.5 billion or less.

Market capitalization is the number of a company’s outstanding shares of stock multiplied by its most recent closing price per share.

The Russell 2000 is an unmanaged index of U.S. small-company common stocks that Royce and others use to benchmark the performance of small- and micro-cap funds. It includes the smallest 2,000 companies (based on market capitalization) among the largest 3,000 companies tracked by Frank Russell Company.

INVESTING IN SMALL-COMPANY STOCKS

Small- And Micro-Cap Stocks
R oyce views the large and diverse universe of small-cap companies as having tow investment segments of tiers. Royce definess small-cap as those companies with market capitalizations between $500 million and $2.5 billion; we refer to the segment with market capitalizations less than $500 million as micro-cap.
     Small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on small- and micro-cap securities generally leads it to have a long-term investment outlook of at least two years for a portfolio security.
      The micro-cap segment consists of more than 6,300 companies. These companies are followed by relatively few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk. This leads Royce to more broadly diversify most of the Funds investing in the micro-cap tier by holding proportionately smaller positions in more companies.
      The upper tier of the small-cap universe of securities consists of approximately 1,700 companies. In this segment, there is a relatively higher level of ownership by institutional investors and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for these securities more efficient than that of micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask spreads. As a result, Royce normally employs a more concentrated approach when investing in the upper tier of small-caps, holding proportionately larger positions in a relatively limited number of securities.

14 | THE ROYCE FUND PROSPECTUS

Value Investing

      Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

       Royce’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.
       Royce’s value approach strives to reduce some of the other risks of investing in small- and micro-cap securities (for each Fund’s portfolio taken as a whole) by evaluating certain risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Royce attempts to mitigate company- specific risk in its micro-cap investments by broadly diversifying its micro-cap holdings in Pennsylvania Mutual, Royce Micro-Cap and Total Return Funds.

       While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for each Fund’s portfolio, see pages 2-13.
     Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

Temporary Investments
     Each of the Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

THE ROYCE FUND PROSPECTUS | 15

Royce invests in equity securities of small- and micro-cap companies that are trading significantly below our assessment of their current worth, with the expectation that their market prices should increase toward this estimate, resulting in capital appreciation for Fund investors.

MANAGEMENT OF THE FUNDS
R oyce & Associates, LLC is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in small-cap securities with a value approach for more than 25 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period. He also manages or co-manages four of the Funds in this Prospectus.

     Royce’s investment staff includes six other portfolio managers: W. Whitney George, Managing Director and Vice President; Boniface A. Zaino, Managing Director; Charles R. Dreifus, Principal; George Necakov, Director of Quantitative Strategies; Jay S. Kaplan, Principal; and James Skinner III, Principal. Royce’s investment staff is assisted by Jack E. Fockler, Jr., Managing Director and Vice President. Mr. George has been a Senior Portfolio Manager at Royce since 2000 and previously was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was Managing Director of Lazard Freres & Co., LLC. Mr. Necakov has been employed by Royce since 1994 and has been managing quantitative accounts for Royce since 1998. Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments. Mr. Skinner joined Royce in 2003 and was previously a Principal and Portfolio Manager at Accrete Capital, LLC (since 2001) and prior to that was a Managing Director and Senior Portfolio Manager at Merrill Lynch. Mr. Fockler has been employed by Royce since 1989 as its Director of Marketing.
     Royce’s investment staff also includes five assistant portfolio managers: Chris Flynn, Principal; James Harvey; Jenifer L. Taylor; William Hench; and Lauren Romeo. Mr. Flynn has been employed by Royce since 1993 as a Senior Analyst (since 1999) and Analyst. Mr. Harvey has been employed by Royce since 1999 as an Analyst. Ms. Taylor joined Royce in 2000 as an Analyst. Previously, she was an analyst at Credit Lyonnais Securities (since 1999) and prior to that was an analyst for the Special Situations Fund (1994-1999). Mr. Hench joined Royce in 2002 as an Analyst. Previously, he was a Vice President of Institutional Sales at JP Morgan Chase (since 2000) and prior to that was a Director of Institutional Sales at Schroder &Co. (1994-2000). Ms. Romeo joined Royce in 2004 as an Analyst. Previously,

16 | THE ROYCE FUND PROSPECTUS

Royce receives advisory fees monthly as compensation for its services to the Funds. The annual rates of these fees, before any waiver to cap the expense ratios of certain Funds at specified levels as shown in the Fees and Expenses table, are:

•  1% of the first $50 million of Pennsylvania Mutual Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

•  1.5% of the average net assets of Royce Micro-Cap Fund.

•  1% of the average net assets of Royce Total Return, Premier, TrustShares and Special Equity Funds.

For 2003, the actual net fees, after waivers, paid to Royce on average net assets were 0.77% for Pennsylvania Mutual Fund, 1.31% for Royce Micro-Cap Fund, 1.00% for Royce Total Return Fund, 1.00% for Royce Premier Fund, 1.00% for Royce TrustShares Fund and 1.00% for Royce Special Equity Fund.

she was a Portfolio Manager at Dalton, Greiner, Hartman &Maher (since 2001), an Analyst with Legg Mason Funds Management (2000-2001) and an Analyst with T. Rowe Price Group (1996-2000).
     Royce Fund Services, Inc. (“RFS”) distributes the Funds’ shares. The Royce Fund has adopted a distribution plan for the Consultant Class shares of Pennsylvania Mutual, Royce Micro-Cap, Total Return, Premier, TrustShares and Special Equity Funds under Rule 12b-1. Under this plan, the Funds are obligated to pay a fee to RFS of up to 1.00% per year of the respective average net assets of their Consultant Classes. RFS uses this fee to cover sales-related, shareholder servicing and account maintenance costs and to pay sales commissions and other fees to broker-dealers that introduce investors to the Funds. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     State Street Bank and Trust Company is the custodian of the Funds’ securities, cash and other assets. State Street, through its agents, National Financial Data Services (“NFDS”) and Boston Financial Data Services (“BFDS”), is the Funds’ transfer agent.

THE ROYCE FUND PROSPECTUS | 17

Net Asset Value (NAV) is the value of the Fund’s net assets divided by the number of its outstanding shares.

Total return is the percentage rate of return on an amount invested in a fund from the beginning to the end of the stated period.

GENERAL SHAREHOLDER INFORMATION

F or a more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please refer to The Royce Fund’s Shareholder Guide dated May 1, 2004.

Purchasing Shares
     If you purchase Fund shares through a third party, such as a bank or other financial intermediary, investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus. If you purchase Fund shares through a third party, the shares may be held in the name of the third party on the Fund’s books. RFS, Royce and/or the Funds may compensate broker-dealers, financial intermediaries and other service providers that introduce investors to the Funds and/or provide certain administrative services to their customers who own Fund shares.
     The Royce Fund reserves the right both to suspend the offering of any Fund’s shares to new investors and to reject any specific purchase request.

	PURCHASING SHARES
	Minimum initial investments for shares purchased directly from The Royce Fund, excluding GiftShare Accounts in Royce TrustShares Fund.
	Account Type	Minimum

	Regular Account	$ 1,000

	IRA	500

	Automatic Investment or Direct Deposit Plan Accounts	500

	403(b)(7) or 401(k) Accounts	None

	The minimum for subsequent investments is $50, regardless of account type.

	PURCHASING SHARES IN A GIFTSHARE ACCOUNT IN ROYCE TRUSTSHARES FUND
		Minimum

	GiftShare Accounts	$ 5,000

	The minimum for subsequent investments is $100.

Redeeming Shares
	You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements. Large and frequent short-term trades may cause the Fund to incur additional brokerage and administrative costs and/or dilute the value of Fund shares held by long-term investors. The Funds may reject any purchase or exchange orders by any investor for any reason, including orders the Fund believes are made by short-term investors. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore rejected. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such
18 | THE ROYCE FUND PROSPECTUS

orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares.

Early Redemption Fee
      In order to discourage short-term trading, The Royce Fund assesses an early redemption fee of 1% on redemptions of shares of any Fund (other than Royce TrustShares Fund) that you held for less than six months. A fee of 2% is assessed on redemptions of shares in Royce TrustShares Fund held for less than three years. Each fee is payable to the Fund out of the proceeds otherwise payable to you.
     The “first-in, first-out” method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Funds’ transfer agent, the anniversary day of an account transaction determines the six-month holding period, so that if you purchased a Fund’s shares on June 1, 2004, these shares would be subject to the fee if you were to redeem them prior to December 1, 2004 (June 1, 2007 for Royce TrustShares Fund). In this example, the shares would not be subject to a fee if you were to redeem the shares on or after December 1, 2004 (June 1, 2007 for Royce TrustShares Fund).
     You will incur no fee on shares that you acquire through distribution reinvestment but, except as described below, the redemption fee will apply to shares that you exchange into another Royce Fund (exchanges from Royce TrustShares are not permitted). The following types of shareholders and accounts are exempt from the early redemption fee: participants in Automatic Investment, Automatic Withdrawal or Automatic Exchange (limited availability) Plans; profit sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions; and GiftShare Accounts.

Other Redemption Information
      The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.
      The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities — redemption in kind — under certain circumstances.
      The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.

THE ROYCE FUND PROSPECTUS | 19

      The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time and to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year.

Net Asset Value Per Share

      Net asset value per share is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees.
     The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The net asset value per share (NAV) for each Fund is calculated as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time) and is determined every day that the Exchange is open. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Reports
     The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. You can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via the internet. Please go to “access your account” at www.roycefunds.com for more details.

Dividends, Distributions And Taxes
     Royce Total Return Fund pays dividends from net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. The other Funds pay any dividends from net investment income and make any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund.
     Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. Each Fund will report to shareholders the proceeds of their redemption(s). The

20 | THE ROYCE FUND PROSPECTUS

tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.
     If you redeem shares of a Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, the Internal Revenue Service will require that you treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.
     You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, a Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.
      The IRS requires that a Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

      The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information (available at www.roycefunds.com or upon request) includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

TAXATION OF DISTRIBUTIONS

Each year, shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in shares.

The tax character of Fund distributions is determined at the Fund level and is not related to how long you have owned a Fund’s shares. The following table describes in general how distributions are taxed at the federal level. The Funds’ annual distributions normally consist primarily of capital gains:

Distribution	Rate for 10% and 15% tax bracket investors	Rate for 25% and higher tax brackets investors

Qualified dividend income	5%	15%

Other dividend income	Ordinary income rate	Ordinary income rate

Short-term capital gains	Ordinary income rate	Ordinary income rate

Long-term capital gains	5%	15%

THE ROYCE FUND PROSPECTUS | 21

INVESTING IN ROYCE TRUSTSHARES FUND
Royce TrustShares Fund is designed specifically for long-term investments limited to the following types of accounts:
  Trusts, institutions and endowments
  Qualified retirement accounts, including Individual Retirement Accounts, 401(k) plans and other pension plans. Fund shares for these accounts may be purchased only through broker-dealers affiliated with Royce.
  GiftShare Accounts — This option is designed exclusively for gifting and estate planning. It offers a unique way to make a long-term gift to a child (minor or adult) or another individual. (You may not open a GiftShare Account for yourself or your spouse.) An investment in a GiftShare Account may qualify for the annual federal gift tax exclusion and may also help pay for a beneficiary’s college or other post-secondary education. See the information presented below for more details. To receive additional information, call Investor Services at (800) 221-4268 or visit www.roycefunds.com for an information packet, which includes the trust agreement.
     The minimum initial investment in a GiftShare Account is $5,000. Subsequent investments may be made for $100 or more.

GiftShare Accounts
     The following information, including Tax and Redemption Information, applies only to GiftShare Accounts. As independent trustee, State Street Bank and Trust Company will hold the shares of a GiftShare Account in trust until the termination date that you, the donor, specify. The duration of the trust may be as long as you wish, but must be at least 10 years from the time the GiftShare Account is opened or until the beneficiary reaches the age of majority, whichever is later. A GiftShare trust is irrevocable; neither the donor nor the beneficiary may amend its terms in any way. When the trust terminates, the beneficiary will receive the shares in the account. The beneficiary may then continue to own the shares, but may not purchase additional shares with the exception of reinvested distributions.

Tax Information For GiftShare Accounts
Investments in a GiftShare Account will be subject to the reporting requirements of federal gift tax law. In general, the law requires that individuals file federal gift tax returns, which report all gifts they made during the calendar year, except gifts of present interest in property that qualify for, and do not exceed, the amount of the federal annual gift tax exclusion (currently $11,000 or $22,000 for a joint gift by an individual and his/her spouse). The option that the donor selects in the trust adoption agreement will determine whether or not a particular gift of Fund shares qualifies for the annual exclusion. A gift of Fund shares may also be subject to state gift tax reporting under the laws of the state in which the donor resides.

22 | THE ROYCE FUND PROSPECTUS

     Additional information about these and other tax matters applicable to an investment in a GiftShare Account appears in the Statement of Additional Information under “Taxation – Royce TrustShares Fund.” Due to the complexity of federal and state laws pertaining to all gifts in trust, prospective donors should consider consulting with an attorney or other qualified tax advisor before investing in a GiftShare Account.

Redemption Information For GiftShare Accounts
      Until a GiftShare trust terminates, only the independent trustee, as the legal owner of the shares, may redeem them. The trustee’s capacity and ability to redeem shares, and the beneficiary’s right to compel redemption, are subject to the terms and conditions of the Royce TrustShares Fund Trust Instrument.

THE ACCOUNT OPTIONS AVAILABLE TO A DONOR UNDER THE GIFTSHARE TRUST AGREEMENT ARE:

Withdrawal Option (Annual Exclusion):
A donor will use this option primarily to make a gift that may qualify for the federal annual gift tax exclusion and/or as a means to pay for the beneficiary’s college or other post-secondary education.
  The donor may design the trust to permit withdrawals to help pay for the beneficiary’s college or other post-secondary education; the trustee will distribute the balance of the assets, if any, to the beneficiary at the termination of the trust.
  The beneficiary will be taxed on all of the trust’s income and capital gains and may request that the trustee redeem Fund shares necessary to pay any applicable taxes.
  The trustee will send an information statement to the beneficiary annually, which shows the amount of income and capital gains that must be reported on the beneficiary’s tax returns for that year.
 Accumulation Option (Applicable Credit):
A donor will use this option primarily to make a gift while restricting access to the gifted assets. This option does not allow the donor to use the federal annual gift tax exclusion, and there can be no distributions to fund educational expenses or otherwise, before the trust terminates.
  The trustee is responsible for filing all federal and state income tax returns and may redeem Fund shares necessary to pay any applicable taxes; the trust will be taxed on all of its income and capital gains in excess of $100 per year.
  The trustee will distribute assets to the beneficiary at the termination of the trust.

THE ROYCE FUND PROSPECTUS | 23

THIS PAGE IS INTENTIONALLY LEFT BLANK

For More Information

TheRoyce Fund

More information on The Royce Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By telephone
(800) 221-4268

By mail
The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

Through the Internet
Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com.

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

A separate Shareholder Guide has been prepared for direct shareholders and is available free upon request. The Guide contains important shareholder information, including how to purchase and redeem shares of the Funds.

SEC File # 811-03599

CON-PRO-0504

TheRoyceFund
VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 25 YEARS

Royce Micro-Cap Fund

Royce Total Return Fund

Royce Opportunity Fund

Royce Premier Fund

Royce TrustShares Fund

Royce Special Equity Fund

Royce 100 Fund

Financial Intermediary Class and
Institutional Class Shares

P R O S P E C T U S May 1, 2004

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

OVERVIEW

      At Royce & Associates, LLC (“Royce”), the Funds’ investment adviser, we invest primarily in the securities of small- and micro-cap companies using various value methods. We evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. We may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our funds that we believe should increase toward our estimate of the companies current worth over a two- to five-year period, resulting in capital appreciation for Fund investors.

     Our Funds’ ability to achieve their goals will depend largely on our skill in selecting their portfolio companies using our risk-averse value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

– Chuck Royce

      The Financial Intermediary and Institutional Classes of shares of The Royce Funds are designed primarily for investment by or through foundations, endowments, retirement plans, discount brokerages and similar institutions.
     The information on pages 2-15 about each Fund’s investment goals principal strategies and about the primary risks for a Fund’s investors is based on, and should be read in conjunction with, the information on pages 16-17 of this Prospectus. This section includes information about the investment and risk characteristics of small- and micro-cap companies, the market for their securities and Royce’s risk-averse value approach to investing.
     The performance information presented in this Prospectus is current to December 31, 2003. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

     The Funds included in this Prospectus may be a suitable investment as part of your overall investment plan if you want to include a fund (or funds) that focuses on small- and/or micro-cap companies.

THE ROYCE FUND PROSPECTUS | 1

ROYCE MICRO-CAP FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

R oyce Micro-Cap Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies. Royce selects these securities from a universe of more than 6,300 micro-cap companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels. W. Whitney George manages the Fund, assisted by Jenifer L. Taylor, an Assistant Portfolio Manager of Royce.

     Normally, the Fund will invest at least 80% of its net assets in the equity securities of micro-cap companies (which we define as companies with stock market capitalizations less than $500 million at the time of investment).

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	195

Median Market Capitalization	$263 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Micro-Cap Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to both small-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in small- or larger-cap companies or other asset classes.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

T he following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last 10 years (Financial Intermediary Class used for illustrative purposes). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Financial Intermediary Class commenced operations on August 30, 2002, and the Institutional Class commenced operations on October 14, 2003. Performance information prior to the inception date of a class is for the Fund’s Investment Class shares, not offered in this Prospectus, that would have substantially similar returns to the Fund’s Financial Intermediary and Institutional Classes because the shares of all classes invest in the same portfolio of securities. The returns differ only to the extent that the classes do not have the same expenses.
     The table also presents the impact of taxes on the Fund’s returns (Financial Intermediary Class again used for illustrative purposes; after-tax returns will differ for the Institutional Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 27.68% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -23.48% (quarter ended 9/30/02).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
		1 Year	5 Year	10 Year

	Return Before Taxes
	Fincl. Int. Cl.	52.42%	16.60%	13.98%
	Inst. Cl.	52.71	16.65	14.00

	Return After Taxes on Distributions	51.46	15.57	12.59

	Return After Taxes on Distributions and Sale of Fund Shares	35.06	14.13	11.70

	Russell 2000*	47.25	7.13	9.47
	*Reflects no deductions for fees, expenses or taxes.

2 | THE ROYCE FUND PROSPECTUS

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)	Financial Intermediary Class	Institutional Class	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.50%	1.50%

Distribution (12b-1) fees	0.25%	None

Other expenses	15.32%	0.06%	1 Year	3 Years	5 Years	10 Years

Total Annual Fund Operating Expenses	17.07%	1.56%	Fincl.
			Int. Cl. $152	$576	$1,026	$2,277
Fee waiver and expense reimbursement	(15.58)%	(0.21)%
			Inst. Cl. $137	$472	$830	$1,839
Net Annual Fund Operating Expenses	1.49%	1.35%
Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratios at or below the levels listed above through December 31, 2004 and at 1.99% through December 31, 2013.

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand each Class’s financial performance since their respective inceptions and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

		Investment Operations***			Distributions		Ratios/Supplemental Data

Period Ended Dec 31,	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain on investments	Total from investment operations	Distributions from net realized gain on investments	Total distributions	Net Asset Value, End of Period	Total Return	Net assets, end of period (thousands)	Ratio of expenses to average net assets**	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

ROYCE MICRO-CAP FUND - FINANCIAL INTERMEDIARY CLASS*
2003	$10.16	(0.15)	5.47	5.32	(0.57)	(0.57)	$14.91	52.4%	$202	1.49%	(1.11)%	44%
2002	$10.27	(0.04)	0.03	(0.01)	(0.10)	(0.10)	$10.16	(0.1)%†	$7	1.49%††	(1.20)%††	31%

ROYCE MICRO-CAP FUND - INSTITUTIONAL CLASS*
2003	$14.56	(0.03)	0.98	0.95	(0.57)	(0.57)	$14.94	6.6%†	$10,125	1.29%††	(0.93)%††	44%

* The Financial Intermediary Class commenced operations on August 30, 2002. The Institutional Class commenced operations on October 14, 2003.
 ** These ratios would have been 17.07% for the Financial Intermediary Class and 1.56% for the Institutional Class in 2003, and 17.46%†† for the Financial Intermediary Class in 2002 before fee waivers and expense reimbursements by Royce.

*** Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
† Not annualized.
†† Annualized.

THE ROYCE FUND PROSPECTUS | 3

ROYCE TOTAL RETURN FUND

INVESTMENT GOALS AND PRINCIPAL STRATEGIES

T he investment goals of Royce Total Return Fund are both long-term growth of capital and current income. Royce invests the Fund’s assets primarily in a diversified portfolio of dividend-paying securities issued by small- and micro-cap companies. Of the more than 8,000 small- and micro-cap companies, more than 1,800 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small- and micro-cap securities. Charles M. Royce manages the Fund.

     Normally, the Fund will invest at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the Fund, and at least 65% will be issued by companies with stock market capitalizations of less than $2.5 billion at the time of investment.

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	504

Median Market Capitalization	$1,175 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Total Return Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In the current low-yield environment, there is no assurance that there will be net investment income to distribute and, accordingly, that the Fund’s investment goal of current income will be achieved.
      Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

T he following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last 10 years (Financial Intermediary Class used for illustrative purposes). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Financial Intermediary Class commenced operations on January 3, 2002, and the Institutional Class commenced operations on March 4, 2003. Performance information prior to the inception date of a class is for the Fund’s Investment Class shares, not offered in this Prospectus, that would have substantially similar returns to the Fund’s Financial Intermediary and Institutional Classes because the shares of all classes invest in the same portfolio of securities. The returns differ only to the extent that the classes do not have the same expenses. If Financial Intermediary Class’s expenses had been reflected, the returns would have been lower.
     The table also presents the impact of taxes on the Fund’s returns (Financial Intermediary Class again used for illustrative purposes; after-tax returns will differ for the Institutional Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 15.87% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -12.58% (quarter ended 9/30/01).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
		1 Year	5 Year	10 Year

	Return Before Taxes
	Fincl. Int. Cl.	29.71%	12.15%	14.43%
	Inst. Cl.	30.08	12.24	14.47

	Return After Taxes on Distributions	29.39	10.43	12.09

	Return After Taxes on Distributions and Sale of Fund Shares	19.66	9.48	11.27

	Russell 2000*	47.25	7.13	9.47
	*Reflects no deductions for fees, expenses or taxes.

4 | THE ROYCE FUND PROSPECTUS

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Financial Intermediary Class	Institutional Class	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee expense reimbursements in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%

Distribution (12b-1) fees	0.25%	None

Other expenses	0.20%	0.07%	1 Year	3 Years	5 Years	10 Years

Total Annual Fund Operating Expenses	1.45%	1.07%	Fincl.
			Int. Cl. $131	$443	$777	$1,722
Expense reimbursement	(0.16)%	(0.03)%
			Ins. Cl. $106	$337	$587	$1,303
Net Annual Fund Operating Expenses	1.29%	1.04%
Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratios at or below the levels listed above through December 31, 2004.

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand each Class’s financial performance since their respective inceptions and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

		Investment Operations***			Distributions			Ratios/Supplemental Data

Period Ended Dec 31,	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments	Total distributions	Net Asset Value, End of Period	Total Return	Net assets, end of period (millions)	Ratio of expenses to average net assets**	Ratio of net investment income to average net assets	Portfolio turnover rate

ROYCE TOTAL RETURN FUND - FINANCIAL INTERMEDIARY CLASS*
2003	$8.28	0.11	2.34	2.45	(0.08)	(0.08)	(0.16)	$10.57	29.7%	$131.8	1.28%	1.28%	20%
2002	$8.59	0.07	(0.29)	(0.22)	(0.08)	(0.01)	(0.09)	$8.28	(2.7)%†	$12.3	1.28%††	(0.97)%††	22%

ROYCE TOTAL RETURN FUND - INSTITUTIONAL CLASS*
2003	$7.88	0.10	2.90	3.00	(0.09)	(0.08)	(0.17)	$10.71	38.2%†	$67.9	1.04%††	1.54%††	20%

* The Financial Intermediary Class commenced operations on January 3, 2002. The Institutional Class commenced operations on March 4, 2003.
 ** These ratios would have been 1.45% for the Financial Intermediary Class and 1.07% for the Institutional Class in 2003, and 1.54%†† for the Financial Intermediary Class in 2002 before expense reimbursements by Royce.

*** Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
† Not annualized.
†† Annualized.

THE ROYCE FUND PROSPECTUS | 5

ROYCE OPPORTUNITY FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

R oyce Opportunity Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by small- and micro-cap companies in an attempt to take advantage of what it believes are opportunistic situations for undervalued securities. Boniface A. Zaino manages the Fund, assisted by William Hench, an Assistant Portfolio Manager of Royce.

      Such opportunistic situations may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset values or undervalued growth companies. Although the Fund normally focuses on the securities of companies with market capitalizations less than $2.5 billion, it may, in certain market environments, invest an equal or greater percentage of its assets in securities of larger-cap companies.
     Normally, the Fund will invest at least 65% of its net assets in equity securities.

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	300

Median Market Capitalization	$396 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Opportunity Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
      Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

T he following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since its inception (Financial Intermediary Class used for illustrative purposes). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Financial Intermediary Class commenced operations on May 22, 2000, and the Institutional Class commenced operations on December 12, 2001. Performance information prior to the inception date of a class is for the Fund’s Investment Class shares, not offered in this Prospectus, that would have substantially similar returns to the Fund’s Financial Intermediary and Institutional Classes because the shares of all classes invest in the same portfolio of securities. The returns differ only to the extent that the classes do not have the same expenses. If Financial Intermediary Class’s expenses had been reflected, the returns would have been lower.
      The table also presents the impact of taxes on the Fund’s returns (Financial Intermediary Class again used for illustrative purposes; after-tax returns will differ for the Institutional Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 31.83% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -27.77% (quarter ended 9/30/02).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
		1 Year	5 Year	Since Inception (11/19/96)

	Return Before Taxes
	Fincl. Int. Cl.	72.59%	21.50%	19.39%
	Inst. Cl.	72.91	21.74	19.55

	Return After Taxes on Distributions	71.15	19.52	17.41

	Return After Taxes on Distributions and Sale of Fund Shares	48.54	17.79	16.04

	Russell 2000*	47.25	7.13	8.29
	*Reflects no deductions for fees, expenses or taxes.

6 | THE ROYCE FUND PROSPECTUS

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Financial Intermediary Class	Institutional Class	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of expense reimbursement in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%

Distribution (12b-1) fees	0.25%	None

Other expenses	0.20%	0.08%	1 Year	3 Years	5 Years	10 Years

Total Annual Fund Operating Expenses	1.45%	1.08%	Fincl.
			Int. Cl. $131	$443	$777	$1,722
Expense reimbursement	(0.16)%	(0.04)%
			Ins. Cl. $106	$340	$592	$1,314
Net Annual Fund Operating Expenses	1.29%	1.04%
Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratios at or below the levels listed above through December 31, 2004.

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand each Class’s financial performance since their respective inceptions and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

		Investment Operations***			Distributions		Ratios/Supplemental Data

Period Ended Dec 31,	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net realized gain on investments	Total distributions	Net Asset Value, End of Period	Total Return	Net assets, end of period (millions)	Ratio of expenses to average net assets**	Ratio of net investment loss to average net assets	Portfolio turnover rate

ROYCE OPPORTUNITY FUND - FINANCIAL INTERMEDIARY CLASS*
2003	$7.33	(0.08)	5.38	5.30	(0.58)	(0.58)	$12.05	72.6%	$90.2	1.29%	(0.79)%	55%
2002	$8.98	(0.06)	(1.48)	(1.54)	(0.11)	(0.11)	$7.33	(17.2)%	$20.0	1.29%	(0.60)%	46%
2001	$7.78	(0.04)	1.35	1.31	(0.11)	(0.11)	$8.98	16.9%	$13.4	1.42%	(0.52)%	44%
2000	$8.12	(0.01)	0.47	0.46	(0.80)	(0.80)	$7.78	6.0%†	$1.1	1.49%††	(0.30)%††	56%

ROYCE OPPORTUNITY FUND - INSTITUTIONAL CLASS*
2003	$7.38	(0.05)	5.41	5.36	(0.58)	(0.58)	$12.16	72.9%	$85.8	1.04%	(0.54)%	55%
2002	$9.01	(0.03)	(1.49)	(1.52)	(0.11)	(0.11)	$7.38	(16.9)%	$31.9	1.04%	(0.32)%	46%
2001	$8.71	—	0.30	0.30	—	—	$9.01	3.4%†	$5.2	1.04%††	(0.11)%††	44%

* The Financial Intermediary Class commenced operations on May 22, 2000. The Institutional Class commenced operations on December 12, 2001.
 ** These ratios would have been 1.45% for the Financial Intermediary Class and 1.08% for the Institutional Class in 2003; 1.50% for the Financial Intermediary Class and 1.14% for the Institutional Class in 2002; 1.57% for the Financial Intermediary Class and 1.92%†† for the Institutional Class in 2001; and 2.24%†† for the Financial Intermediary Class in 2000 before expense reimbursements by Royce.

*** Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
† Not annualized.
†† Annualized.

THE ROYCE FUND PROSPECTUS | 7

ROYCE PREMIER FUND

INVESTMENT GOALS AND PRINCIPAL STRATEGIES

R oyce Premier Fund’s investment goal is long-term growth of capital. Royce generally invests the Fund’s assets in a limited number of equity securities issued by small companies with stock market capitalizations between $500 million and $2.5 billion. Royce looks for companies that it considers “premier” — those that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth. Any production of income is incidental to the Fund’s investment goal. Charles M. Royce and W. Whitney George co-manage the Fund.

      Normally, the Fund will invest at least 80% of its net assets in the equity securities of such premier companies. At least 65% of these securities will be issued by companies with stock market capitalizations of less than $2.5 billion at the time of investment.

	PORTFOLIO DIAGNOSTICS (12/31/03)
	Number of Holdings	60

	Median Market Capitalization	$1,306 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Premier Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited number of portfolio securities may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
      Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

T he following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last 10 years (Financial Intermediary Class used for illustrative purposes). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Financial Intermediary Class commenced operations on September 3, 2002, and the Institutional Class commenced operations on September 17, 2002. Performance information prior to the inception date of a class is for the Fund’s Investment Class shares, not offered in this Prospectus, that would have substantially similar returns to the Fund’s Financial Intermediary and Institutional Classes because the shares of all classes invest in the same portfolio of securities. The returns differ only to the extent that the classes do not have the same expenses. If Financial Intermediary Class’s expenses had been reflected, the returns would have been lower.
      The table also presents the impact of taxes on the Fund’s returns (Financial Intermediary Class again used for illustrative purposes; after-tax returns will differ for the Institutional Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 21.04% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -14.84% (quarter ended 9/30/01).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
		1 Year	5 Year	10 Year

	Return Before Taxes
	Fincl. Int. Cl.	38.63%	12.85%	12.77%
	Inst. Cl.	38.84	12.89	12.78

	Return After Taxes on Distributions	38.40	11.49	11.21

	Return After Taxes on Distributions and Sale of Fund Shares	25.35	10.52	10.45

	Russell 2000*	47.25	7.13	9.47
	*Reflects no deductions for fees, expenses or taxes.

8 | THE ROYCE FUND PROSPECTUS

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Financial Intermediary Class	Institutional Class	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net of expense reimbursement in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%

Distribution (12b-1) fees	0.25%	None

Other expenses	0.17%	0.14%	1 Year	3 Years	5 Years	10 Years

Total Annual Fund Operating Expenses	1.42%	1.14%	Fincl.
			Int. Cl. $131	$437	$764	$1,691
Expense reimbursement	(0.13)%	(0.10)%
			Ins. Cl. $106	$352	$618	$1,377
Net Annual Fund Operating Expenses	1.29%	1.04%
Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratios at or below the levels listed above through December 31, 2004.

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand each Class’s financial performance since their respective inceptions and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

		Investment Operations***			Distributions		Ratios/Supplemental Data

Period Ended Dec 31,	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain on investments	Total from investment operations	Distributions from net realized gain on investments	Total distributions	Net Asset Value, End of Period	Total Return	Net assets, end of period (millions)	Ratio of expenses to average net assets**	Ratio of net investment loss to average net assets	Portfolio turnover rate

ROYCE PREMIER FUND - FINANCIAL INTERMEDIARY CLASS*
2003	$9.39	(0.04)	3.67	3.63	(0.13)	(0.13)	$12.89	38.6%	$32.3	1.29%	(0.33)%	26%
2002	$9.48	(0.02)	0.27	0.25	(0.34)	(0.34)	$9.39	2.6%†	$7.8	1.29%††	(0.62)%††	33%

ROYCE PREMIER FUND - INSTITUTIONAL CLASS*
2003	$9.39	(0.00)	3.65	3.65	(0.13)	(0.13)	$12.91	38.8%	$24.1	1.04%	(0.03)%	26%
2002	$9.64	(0.01)	0.10	0.09	(0.34)	(0.34)	$9.39	0.9%†	$4.5	1.04%††	(0.28)%††	33%

* The Financial Intermediary Class commenced operations on September 3, 2002. The Institutional Class commenced operations on September 17, 2002.
 ** These ratios would have been 1.42% for the Financial Intermediary Class and 1.14% for the Institutional Class in 2003, and 4.69%†† for the Financial Intermediary Class and 1.58%†† for the Institutional Class in 2002 before expense reimbursements by Royce.

*** Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
† Not annualized.
†† Annualized.

THE ROYCE FUND PROSPECTUS | 9

ROYCE TRUSTSHARES FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

T he investment goal of Royce TrustShares Fund is long-term growth of capital. Royce invests the Fund’s assets primarily in a limited number of equity securities issued by small- and micro-cap companies. Royce selects these securities from a universe of more than 8,000 companies, generally focusing on companies that it believes are trading significantly below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels. Charles M. Royce manages the Fund, assisted by James Harvey, an Assistant Portfolio Manager of Royce.

      Normally, the Fund will invest at least 65% of its net assets in equity securities. At least 75% of these securities will be issued by small-cap companies (those less than $2.5 billion in market capitalization at the time of investment).

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	70

Median Market Capitalization	$843 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce TrustShares Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and an account could lose money over short or long periods of time.
      The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
      Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

T he information on page 11 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since its inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Financial Intermediary and Institutional Classes have not yet commenced operations. The performance information shown is for the Fund’s Investment Class shares, not offered in this Prospectus, that would have substantially similar returns to the Fund’s Financial Intermediary and Institutional Classes because the shares of all classes will be invested in the same portfolio of securities. The returns will differ only to the extent that the classes do not have the same expenses.
      The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

10 | THE ROYCE FUND PROSPECTUS

During the period shown in the bar chart, the highest return for a calendar quarter was 33.70% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -19.70% (quarter ended 9/30/02).

ANNUALIZED TOTAL RETURNS – in Percentages (%)
	1 Year	5 Year	Since Inception (12/27/95)

Return Before Taxes	38.09%	16.40%	19.05%

Return After Taxes on Distributions	37.60	13.78	16.63

Return After Taxes on Distributions and Sale of Fund Shares	23.32	12.76	15.52

Russell 2000*	47.25	7.13	8.85
*Reflects no deductions for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)	Financial Intermediary Class	Institutional Class	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of expense reimbursement in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%

Distribution (12b-1) fees	0.25%	None

Other expenses	0.38%	0.38%	1 Year	3 Years	5 Years	10 Years

Total Annual Fund Operating Expenses	1.63%	1.38%	Fincl.
			Int. Cl. $152	$501	$873	$1,921
Expense reimbursement	(0.14)%	(0.09)%
			Ins. Cl. $131	$428	$747	$1,650
Net Annual Fund Operating Expenses	1.49%	1.29%
Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratios at or below the levels listed above through December 31, 2004.

THE ROYCE FUND PROSPECTUS | 11

ROYCE SPECIAL EQUITY FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

T he investment goal of Royce Special Equity Fund is long-term growth of capital. Royce invests the Fund’s assets primarily in the equity securities of small- and micro-cap companies with market capitalizations less than $1 billion. The portfolio manager applies an intensive value approach in managing the Fund’s assets. This approach, which combines classic value analysis, the identification of good businesses and accounting cynicism, has its roots in the teachings of Benjamin Graham and Abraham Briloff. Charles R. Dreifus manages the Fund.

      Normally, the Fund will invest at least 80% of its net assets in equity securities. At least 65% of these securities will be issued by companies with stock market capitalizations less than $1 billion at the time of investment.

PORTFOLIO DIAGNOSTICS (12/31/03)
Number of Holdings	75

Median Market Capitalization	$649 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce Special Equity Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
      Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

T he following information provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since its inception (Financial Intermediary Class used for illustrative purposes). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Financial Intermediary Class commenced operations on October 2, 2003, and the Institutional Class commenced operations on July 25, 2003. Performance information prior to the inception date of a class is for the Fund’s Investment Class shares, not offered in this Prospectus, that would have substantially similar returns to the Fund’s Financial Intermediary and Institutional Classes because the shares of all classes invest in the same portfolio of securities. The returns differ only to the extent that the classes do not have the same expenses. If Financial Intermediary Class’s expenses had been reflected, the returns would have been lower.
     The table also presents the impact of taxes on the Fund’s returns (Financial Intermediary Class again used for illustrative purposes; after-tax returns will differ for the Institutional Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax returns depend on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

During the period shown in the bar chart, the highest return for a calendar quarter was 20.87% (quarter ended 12/31/01) and the lowest return for a calendar quarter was -9.03% (quarter ended 3/31/99).	ANNUALIZED TOTAL RETURNS – in Percentages (%)
		1 Year	5 Year	Since Inception (5/1/98)

	Return Before Taxes
	Fincl. Int. Cl.	27.57%	15.12%	11.81%
	Inst. Cl.	27.59	15.12	11.81

	Return After Taxes on Distributions	27.31	14.76	11.49

	Return After Taxes on Distributions and Sale of Fund Shares	18.17	13.07	10.16

	Russell 2000*	47.25	7.13	3.83
	*Reflects no deductions for fees, expenses or taxes.

12 | THE ROYCE FUND PROSPECTUS

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Financial Intermediary Class	Institutional Class	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of expense reimbursement in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%

Distribution (12b-1) fees	0.25%	None

Other expenses	0.54%	0.36%	1 Year	3 Years	5 Years	10 Years

Total Annual Fund Operating Expenses	1.79%	1.36%	Fincl.
			Int. Cl. $137	$521	$929	$2,069
Expense reimbursement	(0.44)%	(0.26)%
			Ins. Cl. $112	$405	$720	$1,612
Net Annual Fund Operating Expenses	1.35%	1.10%
Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratios at or below the net expense level shown above through December 31, 2004.

FINANCIAL HIGHLIGHTS INFORMATION

T he financial highlights table is intended to help you understand each Class’s financial performance since their respective inceptions and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

		Investment Operations***			Distributions			Ratios/Supplemental Data

Period Ended Dec 31,	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments	Total distributions	Net Asset Value, End of Period	Total Return	Net assets, end of period (millions)	Ratio of expenses to average net assets**	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

ROYCE SPECIAL EQUITY FUND - FINANCIAL INTERMEDIARY CLASS*
2003	$16.38	(0.02)	1.80	1.78	(0.06)	(0.15)	(0.21)	$17.95	10.9%†	$5.4	1.35%††	(0.04)%††	22%

ROYCE SPECIAL EQUITY FUND - INSTITUTIONAL CLASS*
2003	$15.78	0.01	2.37	2.38	(0.06)	(0.15)	(0.21)	$17.95	15.1%†	$13.4	1.10%††	0.24%††	22%

* The Financial Intermediary Class commenced operations on October 2, 2003. The Institutional Class commenced operations on July 25, 2003.
** These ratios would have been 1.79%†† for the Financial Intermediary Class and 1.36%†† for the Institutional Class in 2003 before expense reimbursements by Royce.
*** Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
† Not annualized.
†† Annualized.

THE ROYCE FUND PROSPECTUS | 13

ROYCE 100 FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

R oyce 100 Fund’s investment goal is long-term growth of capital. Royce will generally invest the Fund’s assets in a limited number of equity securities issued by small companies with stock market capitalizations less than $2.5 billion. Royce intends to build and manage a portfolio of approximately 100 “outstanding” small and micro-cap companies — those that Royce believes have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage and that are trading significantly below its estimate of their current worth. Charles M. Royce manages the Fund.

Normally, the Fund will invest at least 80% of its net assets in equity securities, primarily issued by companies with stock market capitalizations less than $2.5 billion at the time of investment.	PORTFOLIO DIAGNOSTICS (12/31/03)
	Number of Holdings	69

	Median Market Capitalization	$1,146 million

PRIMARY RISKS FOR FUND INVESTORS

A s with any mutual fund that invests in common stocks, Royce 100 Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

T he information on page 15 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Cumulative Total Returns table shows how the Fund’s cumulative total return since its inception compares with that of the Russell 2000, the Fund’s benchmark index. The Financial Intermediary and Institutional Classes have not yet commenced operations. The performance information shown is for the Fund’s Investment Class shares, not offered in this Prospectus, that would have substantially similar returns to the Fund’s Financial Intermediary and Institutional Classes because the shares of all classes will be invested in the same portfolio of securities. The returns will differ only to the extent that the classes do not have the same expenses.

14 | THE ROYCE FUND PROSPECTUS

CUMULATIVE TOTAL RETURNS – in Percentages (%) from inception (6/30/03) through 12/31/03
Return Before Taxes	10.66%

Russell 2000*	24.92
*Reflects no deductions for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)	Financial Intermediary Class	Institutional Class	EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%

Distribution (12b-1) fees	0.25%	None

Other expenses	2.43%	2.43%	1 Year	3 Years	5 Years	10 Years

Total Annual Fund Operating expense	3.68%	3.43%	Fincl.
			Int. Cl. $131	$557	$1,008	$2,260
Fee waiver and expense reimbursement	(2.39)%	(2.39)%
			Ins. Cl. $106	$532	$985	$2,240
Net Annual Fund Operating Expenses	1.29%	1.04%
Royce has contractually agreed to reimburse expenses and waive its fee to the extent necessary to maintain the Fund's Net Annual Operating Expenses at or below the levels listed above through December 31, 2004 and 1.99% though December 31, 2013.

THE ROYCE FUND PROSPECTUS | 15

Small-capitalization stocks or Small-caps are stocks issued by companies with market capitalizations of $2.5 billion or less.

Market capitalization is the number of a company’s outstanding shares of stock multiplied by its most recent closing price per share.

The Russell 2000 is an unmanaged index of U.S. small-company common stocks that Royce and others use to benchmark the performance of small- and micro-cap funds. It includes the smallest 2,000 companies (based on market capitalization) among the largest 3,000 companies tracked by Frank Russell Company.

INVESTING IN SMALL-COMPANY STOCKS

Small- And Micro-Cap Stocks
R oyce views the large and diverse universe of small-cap companies as having two investment segments or tiers. Royce defines small-cap as those companies with market capitalizations between $500 million and $2.5 billion; we refer to the segment with market capitalizations less than $500 million as micro-cap.
     Small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on small- and micro-cap securities generally leads it to have a long-term investment outlook of at least two years for a portfolio security.
     The micro-cap segment consists of more than 6,300 companies. These companies are followed by relatively few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk. This leads Royce to more broadly diversify most of the Funds investing in micro-cap stocks by holding proportionately smaller positions in more companies.
     The upper tier of the small-cap universe of securities consists of approximately 1,700 companies. In this segment, there is a relatively higher level of ownership by institutional investors and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for these securities more efficient than that of micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask spreads. As a result, Royce normally employs a more concentrated approach when investing in the upper tier of small-caps, holding proportionately larger positions in a relatively limited number of securities.

16 | THE ROYCE FUND PROSPECTUS

Value Investing

     Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.
     Royce’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.
     Royce’s value approach strives to reduce some of the other risks of investing in small- and micro-cap securities (for each Fund’s portfolio taken as a whole) by evaluating certain risk factors.For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Due to its opportunistic approach, Royce Opportunity Fund may place less emphasis on balance sheet quality if other factors warrant, such as a company’s potential ability to generate free cash flow. Royce attempts to mitigate company-specific risk in its micro-cap investments by broadly diversifying its micro-cap holdings in Royce Micro-Cap, Total Return and Opportunity Funds.

     While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for each Fund’s portfolio, see pages 2-15.
     Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

Temporary Investments
     Each of the Funds may invest in short-term, fixed-income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

THE ROYCE FUND PROSPECTUS | 17

Royce invests in equity securities of small- and micro-cap companies that are trading significantly below our assessment of their current worth, with the expectation that their market prices should increase toward this estimate, resulting in capital appreciation for Fund investors.

MANAGEMENT OF THE FUNDS
R oyce & Associates, LLC is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in small-cap securities with a value approach for more than 25 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period. He also manages or co-manages four of the Funds in this Prospectus.

     Royce’s investment staff includes six other portfolio managers: W. Whitney George, Managing Director and Vice President; Boniface A. Zaino, Managing Director; Charles R. Dreifus, Principal; George Necakov, Director of Quantitative Strategies; Jay S. Kaplan, Principal; and James Skinner III, Principal. Royce’s investment staff is assisted by Jack E. Fockler, Jr., Managing Director and Vice President. Mr. George has been a Senior Portfolio Manager at Royce since 2000 and previously was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was Managing Director of Lazard Freres & Co., LLC. Mr. Necakov has been employed by Royce since 1994 and has been managing quantitative accounts for Royce since 1998. Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments. Mr. Skinner joined Royce in 2003 and was previously a Principal and Portfolio Manager at Accrete Capital, LLC (since 2001) and prior to that was a Managing Director and Senior Portfolio Manager at Merrill Lynch. Mr. Fockler has been employed by Royce since 1989 as its Director of Marketing.
     Royce’s investment staff also includes five assistant portfolio managers: Chris Flynn, Principal; James Harvey; Jenifer L. Taylor; William Hench; and Lauren Romeo. Mr. Flynn has been employed by Royce since 1993 as a Senior Analyst (since 1999) and Analyst. Mr. Harvey has been employed by Royce since 1999 as an Analyst. Ms. Taylor joined Royce in 2000 as an Analyst. Previously, she was an analyst at Credit Lyonnais Securities (since 1999) and prior to that was an analyst for the Special Situations Fund (1994-1999). Mr. Hench joined Royce in 2002 as an Analyst. Previously, he was a Vice President of Institutional Sales at JP Morgan Chase (since 2000) and prior to that was a Director of Institutional Sales at Schroder &Co. (1994-2000). Ms. Romeo joined Royce in 2004 as an Analyst. Previously,

18 | THE ROYCE FUND PROSPECTUS

Royce receives advisory fees monthly as compensation for its services to the Funds. The annual rates of these fees, before any waiver to cap the expense ratios of certain Funds at specified levels as shown in the Fees and Expenses tables, are:

•	1.5% of the average net assets of Royce Micro-Cap Fund.
•	1% of the average net assets of Royce Total Return, Opportunity, Premier, TrustShares, Special Equity and 100 Funds.

For 2003, the actual net fees, after waivers, paid to Royce on average net assets were 1.31% for Royce Micro-Cap Fund, 1.00% for Royce Total Return Fund, 1.00% for Royce Opportunity Fund, 1.00% for Royce Premier Fund, 1.00% for Royce TrustShares Fund, 1.00% for Royce Special Equity Fund and 0.00% for Royce 100 Fund.

she was a Portfolio Manager at Dalton, Greiner, Hartman &Maher (since 2001), an Analyst with Legg Mason Funds Management (2000-2001) and an Analyst with T. Rowe Price Group (1996-2000).
     Royce Fund Services, Inc. (“RFS”) distributes the Funds’ shares. The Royce Fund has adopted a distribution plan under Rule 12b-1 for the Financial Intermediary Class shares of the Funds that allows it to pay fees for the sale of its shares and for services provided for Financial Intermediary Class shareholders. The fees are calculated daily and paid monthly. Under the plan, these Funds are obligated to pay a fee to RFS at the annual rate of 0.25% of the average daily net assets of their Financial Intermediary Class.

     State Street Bank and Trust Company is the custodian of the Funds’ securities, cash and other assets. State Street’s agent, National Financial Data Services (“NFDS”), is the Funds’ transfer agent.

THE ROYCE FUND PROSPECTUS | 19

Net Asset Value (NAV) is the value of the Fund’s net assets divided by the number of its outstanding shares.

Total return is the percentage rate of return on an amount invested in a fund from the beginning to the end of the stated period.

	GENERAL SHAREHOLDER INFORMATION F or more detailed information about The Royce Fund’s policies, please contact Investor Services at (800) 221-4268.

Purchasing Shares
      The Funds offered through this Prospectus are no-load, meaning that you pay no sales fees or commissions to buy shares directly from The Royce Fund. The Funds do pay their own management fees and other operating expenses as outlined in this Prospectus.

     If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary, or through a firm that provides recordkeeping

	PURCHASING SHARES
	Minimum initial investments for shares purchased directly from The Royce Fund:
	Account Type	Minimum

		Financial Intermediary Class	Institutional Class

	Regular Account	$1,000,000	$1,000,000

Certain accounts (for example, certain retirement plans) may be subject to lower minimum initial investments. Contact Royce with any questions regarding investment options.

The Royce Fund reserves the right both to suspend the offering of any Fund’s shares to new investors and to reject any specific purchase request.

and other shareholder services to employee benefit plans (“Retirement Plan Recordkeepers”), investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus. If you purchase Fund shares through a third party, the shares may be held in the name of the third party on the Fund’s books. RFS and/or Royce may compensate broker-dealers, financial intermediaries, Retirement Plan Recordkeepers, and other service providers that introduce investors to the Fund and/or provide certain administrative services to their customers who own Fund shares. In addition, The Royce Fund’s Board of Trustees has authorized the Funds to compensate such third parties to the extent the Board has determined that the services rendered to a Fund are for non-distribution-related shareholder services, including recordkeeping and account maintenance services.

20 | THE ROYCE FUND PROSPECTUS

Redeeming Shares

     You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements. Large and frequent short-term trades may cause the Fund to incur additional brokerage and administrative costs and/or dilute the value of Fund shares held by long-term investors. The Funds may reject any purchase or exchange orders by any investor for any reason, including orders the Fund believes are made by short-term investors. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore rejected. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares.
     The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

     The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities — redemption in kind — under certain circumstances.
     The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.
     The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time and to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year.

THE ROYCE FUND PROSPECTUS | 21

Net Asset Value Per Share

     Net asset value per share is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees.
     The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The net asset value per share (NAV) for each Fund is calculated as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time) and is determined every day that the Exchange is open. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Reports
      The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. You can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via the internet. Please go to “access your account” at www.roycefunds.com for more details.

Dividends, Distributions And Taxes
      Royce Total Return Fund pays dividends from net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. The other Funds pay any dividends from net investment income and make any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund.
     Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. Each Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.

22 | THE ROYCE FUND PROSPECTUS

If you redeem shares of a Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, the Internal Revenue Service will require that you treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.

     You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, a Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.
     The IRS requires that a Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to noncorporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

     The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

TAXATION OF DISTRIBUTIONS

Each year, shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in additional shares.

The tax character of Fund distributions is determined at the Fund level and is not related to how long you have owned a Fund’s shares. The following table describes in general how distributions are taxed at the federal level. The Funds’ annual distributions normally consist primarily of capital gains:

Distribution	Rate for 10% and 15% tax bracket investors	Rate for 25% and higher tax brackets investors

Qualified dividend income	5%	15%

Other dividend income	Ordinary income rate	Ordinary income rate

Short-term capital gains	Ordinary income rate	Ordinary income rate

Long-term capital gains	5%	15%

THE ROYCE FUND PROSPECTUS | 23

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For More Information

TheRoyce Fund

More information on The Royce Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By telephone
(800) 221-4268

By mail
The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

Through the Internet
Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text-only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

SEC File # 811-03599

FI&I-PRO-0504

The Royce Fund

Value Investing in Small Companies for More Than 25 Years

Royce Premier Fund
Royce Total Return Fund

Class W Shares

Prospectus

May 1, 2004

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

Overview	1

Royce Premier Fund	2

Royce Total Return Fund	5

Investing in Small-Company Stocks	8

Management of the Funds	9

General Shareholder Information	10

OVERVIEW

At Royce & Associates, LLC (“Royce”), the Funds’ investment adviser, we invest primarily in the securities of small- and micro-cap companies using various value methods. We evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. We may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our funds that we believe should increase toward our estimate of the companies’ current worth over a two- to five-year period, resulting in capital appreciation for Fund investors.

Our Funds’ ability to achieve their goals will depend largely on our skill in selecting their portfolio companies using our risk-averse value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

Chuck Royce

This Prospectus relates only to the Class W shares of The Royce Funds, which are designed primarily for certain wrap fee programs offered through financial intermediaries. The performance information presented in this Prospectus is current to December 31, 2003. For more recent information, you can contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

The information on pages 2 – 7 about each Fund’s investment goals and principal strategies and about the primary risks for Fund investors is based on, and should be read in conjunction with, the information on pages 8-9 of this Prospectus. These pages include information about the investment and risk characteristics of small- and micro-cap companies, the market for their securities and Royce’s risk-averse value approach to investing for the Fund.

Royce Premier Fund and Royce Total Return Fund may be a suitable investment as part of your overall investment plan if you want to include a fund that focuses on securities of small- and micro-cap companies.

ROYCE PREMIER FUND

Investment Goal and Principal Strategies
Royce Premier Fund’s investment goal is long-term growth of capital. Royce generally invests the Fund’s assets in a limited number of equity securities issued by small companies with stock market capitalizations between $500 million and $2.5 billion. Royce looks for companies that it considers “premier” — those that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth. Charles M. Royce and W. Whitney George co-manage the Fund.

Normally, the Fund will invest at least 80% of its net assets in the equity securities of such premier companies. At least 65% of these securities will be issued by companies with stock market capitalizations of less than $2.5 billion at the time of investment.

Portfolio Diagnostics	12/31/03

Number of Holdings	60
Median Market Capitalization	$1,306 million

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Premier Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited number of portfolio securities may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The information on page 3 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last 10 years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Funds benchmark index. Class W commenced operations on May 3, 2004. The performance information shown is for the Fund’s Investment Class shares, not offered in this Prospectus, that would have substantially similar returns to the Fund’s Class W because the shares of all classes invest in the same portfolio of securities. The returns will differ only to the extent that the classes do not have the same expenses.

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The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax return depends on your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

CALENDAR YEAR TOTAL RETURNS -- in Percentages (%)

2003  38.74%
2002  -7.75%
2001   9.61%
2000  17.12%
1999  11.49%
1998   6.74%
1997  18.41%
1996  18.12%
1995  17.82%
1994   3.28%

During the period shown in the bar chart, the highest return for a calendar quarter was 21.04% (quarter ended 6/30/99) and the lowest return for a calendar quarter was –14.84% (quarter ended 9/30/01).

ANNUALIZED TOTAL RETURNS – in Percentages (%)
	1 Year	5 Year	10 Year

Return Before Taxes	38.74%	12.87%	12.77%
Return After Taxes on Distributions	38.51	11.51	11.22
Return After Taxes on Distributions and Sale of Fund Shares

Russell 2000*	47.25	7.13	9.47

*Reflects no deductions for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)		EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
		The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Althoughyour actual costs may be higher or lower, based on the assumptions your costs would be:
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge (load) imposed on reinvested dividend s	None
Redemption fee	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%
Distribution (12b-1) fees	None
Other expenses	0.08%
			1 Year	3 Years	5 Years	10 Years
Total Annual Fund Operating Expenses	1.08%
		Class W	$110	$343	$595	$1,317

Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.08% through December 31, 2004.

3

FINANCIAL HIGHLIGHTS INFORMATION
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (Investment Class used for illustrative purposes) and reflects financial results for a single share. The Fund’s Class W commenced operations with this Prospectus. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund’s Investment Class (assuming reinvestment of all dividends and distributions) that would have substantially similar returns to the Fund’s Class W because the shares of all classes invest in the same portfolio of securities. The returns will differ only to the extent that the classes do not have the same expenses. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003*	2002*	2001	2000	1999

Net Asset Value, Beginning of Period	$9.39	$10.54	$9.83	$9.56	$9.14

Investment Operations
Net investment income (loss)	(0.03)	(0.04)	(0.00)	0.03	0.01
Net realized and unrealized gain (loss) on investments	3.67	(0.77)	0.94	1.54	1.00

Total from investment operations	3.64	(0.81)	0.94	1.57	1.01

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.00)	(0.03)	(0.01)
Distributions from net realized gain on investments	(0.13)	(0.34)	(0.23)	(1.27)	(0.58)

Total distributions	(0.13)	(0.34)	(0.23)	(1.30)	(0.59)

Net Asset Value, End of Period	$12.90	$9.39	$10.54	$9.83	$9.56

Total Return	38.7%	(7.8)%	9.6%	17.1%	11.5%

Ratios/ Supplemental Data
Net assets, end of period (millions)	$1,713	$848	$797	$676	$568
Ratio of expenses to average net assets	1.16%	1.17%	1.19%	1.20%	1.23%
Ratio of net investment income (loss) to average net assets	(0.29)%	(0.40)%	(0.04)%	0.34%	0.11%
Portfolio turnover rate	26%	33%	41%	40%	48%

* Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

4

ROYCE TOTAL RETURN FUND

Investment Goal and Principal Strategies
The investment goals of Royce Total Return Fund are both long-term growth of capital and current income. Royce invests the Fund’s assets primarily in a diversified portfolio of dividend-paying securities issued by small- and micro-cap companies. Of the more than 8,000 small- and micro-cap companies, more than 1,800 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small- and micro-cap securities. Charles M. Royce manages the Fund.

Normally, the Fund will invest at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the Fund, and at least 65% will be issued by companies with stock market capitalizations of less than $2.5 billion at the time of investment.

Portfolio Diagnostics	12/31/03

Number of Holdings	504
Median Market Capitalization	$1,175 million

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Total Return Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In the current low-yield environment, there is no assurance that there will be net investment income to distribute, and accordingly, that the Fund’s investment goal of current income will be achieved.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The information on page 6 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last 10 years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Funds benchmark index. Class W commenced operations on May 3, 2004. The performance information shown is for the Fund’s Investment Class shares, not offered in this Prospectus, that would have substantially similar returns to the Fund’s Class W because the shares of all classes invest in the same portfolio of securities. The returns will differ only to the extent that the classes do not have the same expenses.

The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Please note that your after-tax return depends on

5

your tax situation, so they may differ from the returns shown. Also, this information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

CALENDAR YEAR TOTAL RETURNS -- in Percentages (%)

2003  29.99%
2002  -1.60%
2001  14.78%
2000  19.43%
1999   1.55%
1998   4.75%
1997  23.69%
1996  25.48%
1995  26.85%
1994   5.13%

During the period shown in the bar chart, the highest return for a calendar quarter was 16.00% (quarter ended 6/30/03) and the lowest return for a calendar quarter was –12.58% (quarter ended 9/30/01).

ANNUALIZED TOTAL RETURNS – in Percentages (%)
	1 Year	5 Year	10 Year

Return Before Taxes	29.99%	12.23%	14.47%
Return After Taxes on Distributions	29.63	10.71	12.23
Return After Taxes on Distributions
and Sale of Fund Shares	19.88	9.73	11.40

Russell 2000*	47.25	7.13	9.47

*Reflects no deductions for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)		EXAMPLE:
This example is intended to help you compare the cost ofinvesting in the Fund with the cost of investing in othermutual funds.
		The example assumes that you invest$10,000 in the Fundfor the time periods indicated and then redeem all of yourshares at the end of those periods. The example also assumesthat your investment has a 5% return each year and that theFund’s total operating expenses remain the same. Althoughyour actual costs may be higher or lower, based on the assumptions your costs would be:
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge (load) imposed on reinvested dividend	None
Redemption fee	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%
Distribution (12b-1) fees	None
Other expenses	0.08%
			1 Year	3 Years	5 Years	10 Years
Total Annual Fund Operating Expenses	1.08%
			$110	$343	$595	$1,317

Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.08% through December 31, 2004.

6

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (Investment Class used for illustrative purposes) and reflects financial results for a single share. The Fund’s Class W commenced operations with this Prospectus. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund’s Investment Class (assuming reinvestment of all dividends and distributions) that would have substantially similar returns to the Fund’s Class W because the shares of all classes invest in the same portfolio of securities. The returns will differ only to the extent that the classes do not have the same expenses. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2003 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2003*	2002*	2001	2000	1999

Net Asset Value, Beginning of Period	$8.37	$8.59	$7.77	$7.15	$7.56

Investment Operations
Net investment income (loss)	0.11	0.08	0.09	0.16	0.17
Net realized and unrealized gain (loss) on investments	2.39	(0.21)	1.05	1.18	(0.07)

Total from investment operations	2.50	(0.13)	1.14	1.34	0.10

Distributions
Distributions from net investment income	(0.10)	(0.08)	(0.11)	(0.15)	(0.16)
Distributions from net realized gain on investments	(0.08)	(0.01)	(0.21)	(0.57)	(0.35)

Total distributions	(0.18)	(0.09)	(0.32)	(0.72)	(0.51)

Net Asset Value, End of Period	$10.69	$8.37	$8.59	$7.77	$7.15

Total Return	30.0%	(1.6)%	14.8%	19.4%	1.6%

Ratios/ Supplemental Data
Net assets, end of period (millions)	$2,289	$986	$509	$282	$248
Ratio of expenses to average net assets**	1.18%	1.20%	1.24%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	1.27%	1.01%	1.14%	2.08%	2.32%
Portfolio turnover rate	20%	22%	24%	24%	39%

*	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
**	For 2000 and 1999, these ratios would have been 1.28% and 1.31%, respectively, before fee waivers by Royce.

7

INVESTING IN SMALL-COMPANY STOCKS

Small- and Micro-Cap Stocks
Royce views the large and diverse universe of companies available for investment by the Funds as having two investment segments or tiers. Royce defines small-cap as those companies with market capitalizations between $500 million and $2.5 billion; we refer to the segment with market capitalizations less than $500 million as micro-cap.

Small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than larger capitalization stocks. As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on small- and micro-cap securities generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

The micro-cap segment consists of more than 6,300 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk.

The upper tier of the Funds’ investment universe of securities consists of more than 1,700 companies. In this tier, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices.

Market capitalization is the number of a company’s outstanding shares of stock multiplied by its most recent closing price per share.

The Russell 2000 is an unmanaged index of U.S. small-company common stocks that Royce and others use to benchmark the performance of small- and micro-cap funds. It includes the smallest 2,000 companies (based on market capitalization) among the top 3,000 companies tracked by Frank Russell Company.

8

VALUE INVESTING
Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for a Fund, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

Royce’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

Royce’s value approach strives to reduce some of the other risks of investing in small- and micro-cap securities (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Royce attempts to decrease risk in the micro-cap segment of the small-cap universe by broadly diversifying portfolio holdings in Royce Total Return Fund.

While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for the Fund’s portfolio, see pages 2 – 7.

Although Royce’s approach to security selection seeks to reduce downside risk to the Funds’ portfolios, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

Temporary Investments
The Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

Total return is the percentage rate of return on an amount invested in a fund from the beginning to the end of the stated period.

MANAGEMENT OF THE FUNDS
Royce & Associates, LLC is the Funds’ investment adviser and is responsible for the management of its assets. Royce has been investing in small-cap securities with a value approach for more than 25 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce, President and Chief Investment Officer, has been the firm’s President and Chief Investment Officer during this period. He co-manages Royce Premier Fund and manages Royce Total Return Fund.

9

Royce’s investment staff includes six other portfolio managers: W. Whitney George, Managing Director and Vice President; Boniface A. Zaino, Managing Director; Charles R. Dreifus, Principal; George Necakov, Director of Quantitative Strategies; Jay S. Kaplan, Principal; and James Skinner III, Principal. Royce’s investment staff is assisted by Jack E. Fockler, Jr., Managing Director and Vice President. Mr. George has been a Senior Portfolio Manager at Royce since 2000 and previously was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was Managing Director of Lazard Freres & Co., LLC. Mr. Necakov has been employed by Royce since 1994 and has been managing quantitative accounts for Royce since 1998. Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments. Mr. Skinner joined Royce in 2003 and was previously a Principal and Portfolio Manager at Accrete Capital, LLC (since 2001) and prior to that was a Managing Director and Senior Portfolio Manager at Merrill Lynch. Mr. Fockler has been employed by Royce since 1989 as its Director of Marketing.

Royce’s investment staff also includes five assistant portfolio managers: Chris Flynn, Principal; James Harvey; Jenifer L. Taylor; William Hench; and Lauren Romeo. Mr. Flynn has been employed by Royce since 1993 as a Senior Analyst (since 1999) and Analyst. Mr. Harvey has been employed by Royce since 1999 as an Analyst. Ms. Taylor joined Royce in 2000 as an Analyst. Previously, she was an analyst at Credit Lyonnais Securities (since 1999) and prior to that was an analyst for the Special Situations Fund (1994-1999). Mr. Hench joined Royce in 2002 as an Analyst. Previously, he was a Vice President of Institutional Sales at JP Morgan Chase (since 2000) and prior to that was a Director of Institutional Sales at Schroder & Co. (1994-2000). Ms. Romeo joined Royce in 2004 as an Analyst. Previously, she was a Portfolio Manager at Dalton, Greiner, Hartman & Maher (since 2001), an Analyst with Legg Mason Funds Management (2000-2001) and an Analyst with T. Rowe Price Group (1996-2000).

Royce is entitled to receive advisory fees monthly at the annual rate of 1.00% of average net assets as compensation for its services to each of the Funds. Royce Fund Services, Inc. (RFS) will distribute the Funds’ shares.

State Street Bank & Trust Company is the custodian of the Funds’ securities, cash and other assets. State Street’s agent, National Financial Data Services (“NFDS”), is the Funds’ transfer agent.

GENERAL SHAREHOLDER INFORMATION
 For more detailed discussion of The Royce Fund policies regarding direct ownership of a Fund’s shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please contact Investor Services at (800) 221-4268.

Purchasing Shares
Class W shares are primarily offered by financial intermediaries through certain wrap fee programs and to other institutional investors whose underlying beneficial accounts are maintained by the Fund’s transfer agent in omnibus accounts. If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary, investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus. If you purchase Fund shares through a third party, the shares may be held in the name of the third party on the Fund’s books. Royce Fund Services, Inc., Royce and/or the Fund may pay fees to broker-dealers, financial intermediaries and other service providers who introduce investors to the Fund and/or provide certain administrative services to their customers who own Fund shares.

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Class W shares are intended for accounts in excess of $1,000,000. Certain accounts (for example, certain retirement plans) may be subject to lower minimum initial investments. Contact Royce with any questions regarding investment options.

The Royce Fund reserves the right both to suspend the offering of the Funds’ shares to new investors and to reject any specific purchase request.

Redeeming Shares
You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements. Large and frequent short-term trades may cause the Fund to incur additional brokerage and administrative costs and/or dilute the value of Fund shares held by long-term investors. The Funds may reject any purchase or exchange orders by any investor for any reason, including orders the Fund believes are made by short-term investors. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore rejected. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares.

Other Redemption Information
 The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities — redemption in kind — under certain circumstances.

The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Funds’ minimum account balance requirement. You would have 60 days to increase your account balance before the account is liquidated. Proceeds would be paid promptly to the shareholder.

The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Net Asset Value per Share
Net asset value per share is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees.

The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The net asset value per share (NAV) for each Fund is calculated as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time) and is determined every day that the Exchange is open. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent

11

directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Reports
The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Please call Investor Services at (800) 221-4268 if you need additional copies. Please allow 30 days for your request to be processed. You may also elect to receive your report via the internet. Please go to “access your account” at www.roycefunds.com for more details.

Dividends, Distributions and Taxes
Royce Total Return Fund pays dividends from net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. Royce Premier Fund pays any dividends from net investment income and makes any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund.

Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. The Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.

If you redeem shares of the Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, the Internal Revenue Service will require that you treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.

You should carefully consider the tax implications of purchasing shares shortly prior to a distribution. At the time of purchase, the Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to you, even though the distribution is economically a return of part of the your investment.

The IRS requires that the Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

Each year shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in additional shares. (Private foundations, although generally exempt from federal income tax, may be subject to a 2% federal excise tax on their “net investment income.”)

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The tax character of Fund distributions is determined at the Fund level and is not related to how long you have owned the Fund’s shares. The following table describes in general how distributions are taxed at the federal level. The Fund’s distributions should normally consist of capital gains.

TAXATION OF DISTRIBUTIONS

Distribution	Rate for 10% and 15% tax bracket investors	Rate for 25% and higher tax bracket investors

Qualified dividend income	5%	15%

Other dividend income	Ordinary	Ordinary
	Income rate	Income rate

Short-term	Ordinary	Ordinary
Capital gains	Income rate	Income rate

Long-term
Capital gains:	5%	15%

The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

13

The Royce Fund

More Information on The Royce Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, will be available in the Funds’ annual and semiannual reports to shareholders. These reports will also be available online at www.roycefunds.com.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information

By telephone

Call (800) 221-4268

By mail

The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

Through the Internet
Prospectuses, applications, IRA forms and additional information are also available through our website at www.roycefunds.com

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

SEC File # 811-03599

INV-W-PRO-0504

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THE ROYCE FUND
STATEMENT OF ADDITIONAL INFORMATION

THE ROYCE FUND (the "Trust"), a Delaware business trust, is a diversified open-end registered management investment company, which offers investors the opportunity to invest in sixteen portfolios or series. Ten of the sixteen series offer multiple classes of shares: Royce Premier Fund and Royce Total Return Fund offer five classes of shares, Investment Class, Class W, Institutional Class, Financial Intermediary Class and Consultant Class; Royce Micro-Cap Fund (Royce Micro-Cap Fund is closed to new investors) and Royce Special Equity Fund offer four classes of shares, an Investment Class, an Institutional Class, a Financial Intermediary Class and a Consultant Class; Pennsylvania Mutual Fund offers two classes of shares, an Investment Class and a Consultant Class; Royce Opportunity Fund and Royce 100 Fund offer three classes of shares, an Investment Class, an Institutional Class and a Financial Intermediary Class; and Royce TrustShares Fund offers five classes of shares, an Investment Class, an Institutional Class, a Financial Intermediary Class, a Consultant Class and a Consultant B Class (formerly, a Consultant Class) that is closed to new investments. Unless specifically noted, all references to a particular series relate to that series' Investment Class. Each series has distinct investment goals and/or strategies, and a shareholder's interest is limited to the series in which the shareholder owns shares. The sixteen series (each, a "Fund" and collectively, the "Funds") are:

Royce Premier Fund	Royce Special Equity Fund
Royce Micro-Cap Fund	Royce Value Fund
Pennsylvania Mutual Fund	Royce Value Plus Fund
Royce Select Fund	Royce Technology Value Fund
Royce TrustShares Fund	Royce 100 Fund
Royce Total Return Fund	Royce Discovery Fund
Royce Low-Priced Stock Fund	Royce Financial Services Fund
Royce Opportunity Fund	Royce Dividend Value Fund

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust's current Prospectuses dated May 1, 2004. Please retain this document for future reference. The audited financial statements included in the Funds' Annual Reports to Shareholders for the fiscal year or period ended December 31, 2003 are incorporated herein by reference. To obtain an additional copy of a Prospectus or Annual or Semi-Annual Report to Shareholders for any of the Funds, without a charge, please call Investor Information at 1-800-221-4268.

Investment Adviser	Transfer Agent
Royce & Associates, LLC ("Royce")	State Street Bank and Trust Company
c/o National Financial Data Services
and Boston Financial Data Services
Distributor	Custodian
Royce Fund Services, Inc. ("RFS")	State Street Bank and Trust Company

May 1, 2004

OTHER INVESTMENT STRATEGIES

In addition to the principal investment strategies described in their respective Prospectuses, each Fund may invest the balance of its assets as described below.

ROYCE PREMIER FUND - in securities of companies with stock market capitalizations above $2.5 billion, non-convertible preferred stocks and debt securities.

ROYCE MICRO-CAP FUND - in securities of companies with stock market capitalizations above $500 million and non-convertible preferred stocks and debt securities.

PENNSYLVANIA MUTUAL FUND - in securities of companies with stock market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities. This Fund does not focus its investments in companies that do business in the State of Pennsylvania.

ROYCE SELECT FUND - in stocks of companies with market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities.

ROYCE TRUSTSHARES FUND - in securities of companies with market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities.

ROYCE TOTAL RETURN FUND - in securities with stock market capitalizations above $2.5 billion, non-dividend-paying common stocks and non-convertible securities.

ROYCE LOW-PRICED STOCK FUND - in stocks of companies with prices higher than $25 per share or market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities.

ROYCE OPPORTUNITY FUND - in securities of companies with stock market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities.

ROYCE SPECIAL EQUITY FUND - in common stocks and convertible securities of companies with market capitalizations above $1 billion and non-convertible preferred stocks and debt securities.

ROYCE VALUE FUND - in securities of companies with stock market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE VALUE PLUS FUND - in securities of companies with stock market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE TECHNOLOGY VALUE FUND - in securities of non-technology companies with stock market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE 100 FUND - in securities of companies with stock market capitalizations above $2.5 billion, non-convertible preferred stocks and debt securities.

ROYCE DISCOVERY FUND - in securities of companies with stock market capitalizations above $500 million and non-convertible preferred stocks and debt securities.

ROYCE FINANCIAL SERVICES FUND - in securities of non-financial services companies with stock market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE DIVIDEND VALUE FUND - in securities with stock market capitalizations above $5billion, non-dividend paying common stocks and non-convertible securities.

INVESTMENT POLICIES AND LIMITATIONS

Listed below are the Funds' fundamental investment policies and limitations. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after or at the time of the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations.

A Fund's fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Trustees without shareholder approval.

No Fund may, as a matter of fundamental policy:

1.	Issue any senior securities;

2.	Purchase securities on margin or write call options on its portfolio securities;

3.	Sell securities short;

4.	Borrow money, except that each of the Funds may borrow money from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of such Fund's total assets;

5.	Underwrite the securities of other issuers;

6.

Invest more than 10% of its total assets in the securities of foreign issuers (except for Royce Opportunity Fund, Royce Special Equity Fund and Royce Technology Value Fund, each of which may invest up to 25% of its total assets in such securities);

7.

Invest in restricted securities (except for Royce Opportunity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Financial Services Fund and Royce Dividend Value Fund, each of which may invest up to 15% of its net assets in illiquid securities, including restricted securities) or in repurchase agreements which mature in more than seven days;

8.

Invest more than 10% (15% for Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund) of its assets in securities for which market quotations are not readily available (i.e., illiquid securities) (except for Pennsylvania Mutual Fund, which is not subject to any such limitation);

9.	Invest, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

10.

Invest more than 25% of its assets in any one industry (except for Royce Technology Value Fund and Royce Financial Services Fund, which will concentrate and may invest up to 100% of their assets in technology companies and financial services companies, respectively);

11.	Acquire (own, in the case of Pennsylvania Mutual Fund) more than 10% of the outstanding voting securities of any one issuer;

12.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

13.	Purchase or sell commodities or commodity contracts;

14.

Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that each Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

15.	Invest in companies for the purpose of exercising control of management;

16.	Purchase portfolio securities from or sell such securities directly to any of the Trust's Trustees, officers, employees or investment adviser, as principal for their own accounts;

17.

Invest in the securities of other investment companies (except for Pennsylvania Mutual Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund, which may invest in such companies as set forth below); or

18.	Invest more than 5% of its total assets in warrants, rights and options (except for Pennsylvania Mutual Fund, which may not purchase any warrants, rights or options).

No Fund may, as a matter of operating policy:

1.	Invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities; or

2.	Enter into repurchase agreements with any party other than the custodian of its assets.

Royce Opportunity Fund may not, as a matter of operating policy, invest more than 10% of its assets in the securities of foreign issuers.

Royce Special Equity Fund may not, as a matter of operating policy:

1.	Invest more than 5% of its assets in the securities of foreign issuers;

2.	Invest more than 5% of its assets in securities for which market quotations are not readily available; or

3.	Invest more than 5% of its assets in the securities of other investment companies.

Royce Technology Value Fund may not, as a matter of operating policy, invest more than 15% of its assets in the securities of foreign issuers.

Royce Discovery Fund may not, as a matter of operating policy, invest in the securities of other investment companies.

The Trust interprets Fundamental Policy No. 8 to preclude any Fund from investing more than 10% (15% for Pennsylvania Mutual Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund and Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund) of its net assets in illiquid securities.

Pennsylvania Mutual Fund	Royce Value Plus Fund
Royce Opportunity Fund	Royce Technology Value Fund
Royce Special Equity Fund	Royce 100 Fund
Royce Value Fund	Royce Financial Services Fund
Royce Dividend Value Fund

Pennsylvania Mutual Fund, Royce Opportunity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Financial Services Fund and Royce Dividend Value Fund may each invest up to 25%, and Royce Special Equity Fund may invest up to 5%, of the value of its total assets in the securities of other investment companies (open or closed-end), including up to 5% of its total assets in the securities of any one other investment company, provided that the Funds and all affiliated persons of the Funds do not own, in the aggregate, more than 3% of the total outstanding stock of any one such investment company. The Funds must acquire such securities in the open market, in transactions involving no commissions or discounts to a sponsor or dealer (other than customary brokerage commissions). Under the 1940 Act, the issuers of such securities are not required to redeem them from any one Fund in an amount exceeding 1% of such issuers' total outstanding securities during any period of less than thirty days. The Funds will vote all proxies with respect to such securities in the same proportion as the vote of all other holders of such securities. Notwithstanding the above, Pennsylvania Mutual Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Financial Services Fund and Royce Dividend Value Fund may, to the full extent permitted by the 1940 Act, invest cash collateral received in connection with their securities lending activities in money market funds sponsored by their custodian bank.

Royce Opportunity Fund	Royce Technology Value Fund
Royce Value Fund	Royce 100 Fund
Royce Value Plus Fund	Royce Financial Services Fund
Royce Dividend Value Fund

Royce Opportunity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Financial Services Fund and Royce Dividend Value Fund may not invest more than 15% of their net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933 (the "Securities Act") and other securities for which market quotations are not readily available. Securities which are not registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer, a control person of the issuer or another investor holding such securities.

A large institutional market has developed for these unregistered privately placed restricted securities, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. Notwithstanding the fact that these securities may be subject to contractual or legal restrictions on resale to the general public or to certain institutions, unregistered securities that can be sold in accordance with Rule 144A under the Securities Act will not be considered illiquid so long as Royce determines that an adequate trading market exists for the security. Rule 144A allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds' Rights as Stockholders

No Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce or the Board of Trustees determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or liabilities incurred.

A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Board of Trustees determine this to be in the best interests of a Fund's shareholders.

Securities Lending

Each Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program organized and monitored by the Funds' custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce's judgment, the consideration to be earned from such loans would justify the risk.

The current view of the staff of the Securities and Exchange Commission (the "SEC") is that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) and Investment Grade Debt Securities

Each Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody's Investors Service, Inc. or from BB to D by Standard & Poor's or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund's ability to dispose of lower-rated (high-risk) debt securities.

Since the risk of default is higher for lower-rated (high-risk) debt securities, Royce's research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower- rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Each of the Funds may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

The Funds may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody's (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody's (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody's (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody's (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics).

Foreign Investments

Each Fund may invest up to 10% of its total assets (15% for Royce Technology Value Fund and 5% for Royce Special Equity Fund) in the securities of foreign issuers. (For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the SEC under Section 12(b) or (g) of the Securities Exchange Act of 1934 are not treated as securities of foreign issuers.) Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund's ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Although changes in foreign currency rates may adversely affect the Funds' foreign investments, Royce does not expect to purchase or sell foreign currencies for the Funds to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency transactions for hedging purposes.

Exchange control regulations in such foreign markets may also adversely affect the Funds' foreign investments and the Funds' ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts (ADRs). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Repurchase Agreements

In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

The Funds may engage in repurchase agreements provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with its custodian, State Street Bank and Trust Company, and having a term of seven days or less.

Warrants, Rights and Options

Each Fund, other than Pennsylvania Mutual Fund, may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to a Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P Small-Cap 600.

Investing in warrants, rights and call options on a given security allows a Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit a Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits a Fund to incur additional risk and/or to hedge against risk.

Financial Services Companies

Royce Financial Services Fund's emphasis on securities of financial services companies makes it more susceptible to adverse conditions affecting such companies than a fund that does not have its assets invested to a similar degree in such companies. Financial services companies are subject to a variety of factors that may adversely affect their business or operations, including extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. Each of these companies also may be significantly affected by changes in prevailing interest rates, general economic conditions and industry specific risks. The enactment of new legislation and regulations, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of companies in the financial services industry. From time to time, changes in law and regulation have permitted greater diversification of their financial products, but the ability of certain financial services companies to expand by acquisition or branching across state lines may be limited. Federal or state law and regulations require banks, bank holding companies, broker dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity.

Portfolio Turnover

For the years ended December 31, 2003 and December 31, 2002, Royce TrustShares Fund's portfolio turnover rates were 25% and 66%, respectively. For the years ended December 31, 2003 and December 31, 2002, Royce Select Fund's portfolio turnover rates were 30% and 90%, respectively. Each of the above Funds portfolio turnover rates for 2002 were relatively higher than in 2003 due to more frequent trading of portfolio securities in an attempt to take advantage of somewhat greater market volatility during 2002.

For the years ended December 31, 2003 and December 31, 2002, Royce Value Fund's portfolio turnover rates were 181% and 89%, respectively. For the years ended December 31, 2003 and December 31, 2002, Royce Value Plus Fund's portfolio turnover rates were 161% and 110%, respectively. Each of the above Funds portfolio turnover rates for both 2003 and 2002 were relatively higher than Royce would expect over the long term because (i) each Fund is in its start-up years of gathering assets and establishing new positions and (ii) an unusually strong market resulted in price targets being realized on numerous fund holdings more rapidly than Royce would normally expect.

* * *

Royce believes that each of the Funds, except Royce Total Return Fund and Royce Dividend Value Fund, are suitable for investment only by persons who can invest without concern for current income, and that such Funds are suitable only for those investors who are in a financial position to assume above-average risks in search for long-term capital appreciation.

MANAGEMENT OF THE TRUST

The following table sets forth certain information as to each Trustee and officer of the Trust. The Trustees are responsible for the overall supervision of the operations of the Trust and have the various duties imposed on directors of registered investment companies by the 1940 Act.

Number of
		Term of		Portfolios in
	Position(s)	Office** and		Fund Complex	Other Public
	Held with	Length of	Principal Occupation(s) During	Overseen by	Company
Name, Age and Address	Fund	Time Served	Past 5 Years	Trustee	Directorships

Charles M. Royce* (64) 1414 Avenue of the Americas New York, NY 10019	Trustee and President	Since 1982	President, Chief Investment Officer and member of Board of Managers of Royce & Associates, LLC and its predecessor, Royce & Associates, Inc. (collectively, "Royce"), the Trust's investment adviser; Director and President of Royce Value Trust, Inc. ("RVT"), Royce Micro-Cap Trust, Inc. ("RMT") and Royce Focus Trust, Inc. ("RFT"), closed-end diversified management investment companies of which Royce is the investment adviser; Trustee and President of Royce Capital Fund ("RCF"), an open-end diversified management investment company of which Royce is the investment adviser (the Trust, RVT, RMT, RFT and RCF collectively, "The Royce Funds"); Secretary and sole director of Royce Fund Services, Inc. ("RFS"), a wholly-owned subsidiary of Royce and the distributor of the Trust's shares; and managing general partner of Royce Management Company ("RMC"), the general partner of various private investment limited partnerships until October 2001.	21	Director of Technology Investment Capital Corp.

				Number of
		Term of		Portfolios in
	Position(s)	Office** and		Fund Complex	Other Public
	Held with	Length of	Principal Occupation(s) During	Overseen by	Company
Name, Age and Address	Fund	Time Served	Past 5 Years	Trustee	Directorships

Donald R. Dwight (72) 16 Clover Mill Lane Lyme, NH 03768	Trustee	Since 1998	President of Dwight Partners, Inc., corporate communications consultant; and Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight's prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, President and Publisher of Minneapolis Star and Tribune Company and as Trustee of the registered investment companies constituting the 94 Eaton Vance Funds.	21	None

Mark R. Fetting* (49) 100 Light Street Baltimore, MD 21202	Trustee	Since 2001	Executive Vice President of Legg Mason, Inc.; member of Board of Managers of Royce; and Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting's prior business experience includes having served as Partner, Greenwich Associates, and Vice President, T. Rowe Price Group, Inc.	21	Director/ Trustee of registered investment companies constituting the 23 Legg Mason Funds

Richard M. Galkin (65) 654 Boca Marina Court Boca Raton, FL 33487	Trustee	Since 1982	Private investor. Mr. Galkin's prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).	21	None

Stephen L. Isaacs (64) 847 25th Avenue San Francisco, CA 94121	Trustee	Since 1989	President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs also previously served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University.	21	None

				Number of
		Term of		Portfolios in
	Position(s)	Office** and		Fund Complex	Other Public
	Held with	Length of	Principal Occupation(s) During	Overseen by	Company
Name, Age and Address	Fund	Time Served	Past 5 Years	Trustee	Directorships

William L. Koke (69) 73 Pointina Road Westbrook, CT 06498	Trustee	Since 1996	Private investor. Mr. Koke's prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.	21	None

Arthur S. Mehlman (62) 8205 Marcie Drive Baltimore, MD 21208	Trustee	Since 2004	Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (non-profits). Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).	21	Director/ Trustee of the registered investment companies constituting the 23 Legg Mason Funds

David L. Meister (64) 1535 Michael Lane Pacific Palisades, CA 90272	Trustee	Since 1982	Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister's prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.	21	None

G. Peter O'Brien (58) 118 Meadow Road Riverside, CT 06878	Trustee	Since 2001	Trustee of Colgate University; President of Hill House, Inc. and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).	21	Director/ Trustee of the registered investment companies constituting the 23 Legg Mason Funds; Director of Renaissance Capital Greenwich Funds; Director of Technology Investment Capital Corp.

Number of
		Term of		Portfolios in
	Position(s)	Office** and		Fund Complex	Other Public
	Held with	Length of	Principal Occupation(s) During	Overseen by	Company
Name, Age and Address	Fund	Time Served	Past 5 Years	Trustee	Directorships

John D. Diederich.* (52) 1414 Avenue of the Americas New York, NY 10019	Vice President and Treasurer	Since 2001	Chief Operating Officer (since October 2001), Chief Financial Officer (since March 2002), Managing Director and member of the Board of Managers of Royce; Vice President and Treasurer of RVT, RMT, RFT and RCF; Director of Administration of The Royce Funds; and President of RFS.	N/A	None

Jack E. Fockler, Jr.* (45) 1414 Avenue of the Americas New York, NY 10019	Vice President	Since 1995	Managing Director and Vice President of Royce; Vice President of RVT, RMT, RFT and RCF; and Vice President of RFS.	N/A	None

W. Whitney George*(45) 1414 Avenue of the Americas New York, NY 10019	Vice President	Since 1995	Managing Director and Vice President of Royce; and Vice President of RVT, RMT, RFT and RCF.	N/A	None

Daniel A. O'Byrne* (41) 1414 Avenue of the Americas New York, NY 10019	Vice President and Assistant Secretary	Since 1994	Principal and Vice President of Royce; and Vice President of RVT, RMT, RFT and RCF.	N/A	None

John E. Denneen* (37) 1414 Avenue of the Americas New York, NY 10019	Secretary	1996-2001 and since April 2002	General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (since March 2002) ; Secretary of RVT, RMT, RFT and RCF (1996-2001 and since April 2002); Associate General Counsel, Principal and Chief Compliance Officer of Royce (1996-2001); and Principal of Credit Suisse First Boston Private Equity (2001-2002).	N/A	None

*An "interested person" of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.
**Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer will hold office for the year ending December 31, 2004 and thereafter until their respective successors are duly elected and qualified.

All of the Trust's trustees are also directors/trustees of RVT, RMT , RFT and RCF.

Information relating to each Trustee's share ownership in the Funds and in the other funds in the group of registered investment companies comprising The Royce Funds that are overseen by the respective Trustee as of December 31, 2003 is set forth in the tables below.*

Charles M. Royce
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	Over $100,000
Royce Micro-Cap Fund	Over $100,000
Pennsylvania Mutual Fund	Over $100,000
Royce Select Fund	Over $100,000
Royce Total Return Fund	Over $100,000
Royce Low-Priced Stock Fund	$50,001-$100,000
Royce Opportunity Fund	Over $100,000
Royce Special Equity Fund	Over $100,000
Royce Value Fund	Over $100,000
Royce Value Plus Fund	Over $100,000
Royce Technology Value Fund	Over $100,000
Royce 100 Fund	Over $100,000
Royce Discovery Fund	Over $100,000

The Royce Funds		Over $100,000

Donald R. Dwight
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	Over $100,000
Royce Technology Value Fund	$10,001-$50,000

The Royce Funds		Over $100,000

Mark R. Fetting
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Pennsylvania Mutual Fund	Over $100,000
Royce Micro-Cap Fund	$10,001-$50,000
Royce Total Return Fund	$10,001-$50,000

The Royce Funds		Over $100,000

Richard M. Galkin
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	$10,001-$50,000
Royce Total Return Fund	$50,001-$100,000
Royce Low-Priced Stock Fund	Over $100,000

The Royce Funds		Over $100,000

Stephen L. Isaacs
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	$10,001-$50,000
Royce Micro-Cap Fund	$10,001-$50,000
Pennsylvania Mutual Fund	$10,000-$50,000
Royce Total Return Fund	$10,000-$50,000
Royce Low-Priced Stock Fund	$1-$10,000
Royce Opportunity Fund	$1-$10,000
Royce Technology Value Fund	$10,001-$50,000

The Royce Funds		Over $100,000

William L. Koke
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Pennsylvania Mutual Fund	$50,001-$100,000
Royce Opportunity Fund	$10,001-$50,000
Royce TrustShares Fund	$10,001-$50,000

The Royce Funds		Over $100,000

David L. Meister
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	Over $100,000
Royce Micro-Cap Fund	$50,001-$100,000
Royce Opportunity Fund	Over $100,000
Royce Total Return Fund	$10,001-$50,000
Royce Special Equity Fund	$10,001-$50,000

The Royce Funds		Over $100,000

G. Peter O’Brien
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Total Return Fund	Over $100,000
Royce Low-Priced Stock Fund	$50,001-$100,000
Royce Opportunity Fund	Over $100,000
The Royce Funds		Over $100,000

*Arthur S. Mehlman was not a member of the Board of Trustees on December 31, 2003. He became a member of the Board of Trustees of The Royce Fund on April 15, 2004.

The Board of Trustees has an Audit Committee, comprised of Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O'Brien. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds' independent accountants and for conducting post-audit reviews of the Funds' financial conditions with such independent accountants. The Trust has adopted an Audit Committee charter. Mr. Galkin serves as Chairman of the Audit Committee.

The Board of Trustees has an Nominating Committee, comprised of Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O'Brien. The Nominating Committee is responsible for, among other things, identifying individuals qualified to serve as Non-interested Trustees of the Fund and recommending its nominees for consideration by the Fund's full Board of Trustees. The Trust has adopted a Nominating Committee charter. Messrs. Galkin and O'Brien serve as co-Chairman of the Nominating Committee.

For the year ended December 31, 2003, the following trustees and affiliated persons of the Trust who received more than $60,000, received compensation from the Trust and/or the other funds in the group of registered investment companies comprising The Royce Funds:

	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued As	from The Royce Funds
Name	From Trust	Part of Trust Expenses	paid to Trustees/Directors

Donald R. Dwight,	$ 31,237*	N/A	$ 56,821*
Trustee

Richard M. Galkin,	37,725	N/A	67,500
Trustee

Stephen L. Isaacs,	37,725	N/A	67,500
Trustee

William L. Koke,	36,750	N/A	66,500
Trustee

David L. Meister,	37,725	N/A	67,500
Trustee

Peter O’Brien,	36,750	N/A	66,500
Trustee

John D. Diederich,	215,485	10,084	N/A
Director of Administration

John E. Denneen,	151,059	7,563	N/A
General Counsel

Howard J. Kashner	89,866	5,546	N/A
Senior Legal Advisor

	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued As	from The Royce Funds
Name	From Trust	Part of Trust Expenses	paid to Trustees/Directors

Bruno Lavion,	126,793	10,714	N/A
Director of Mutual
Fund Operations

Mary Macchia,	105,284	9,604	N/A
Assistant Treasurer

Dani Eng,	69,319	6,017	N/A
Compliance Officer

* Includes $5,513 from the Trust ($9,679 from the Trust and other Royce Funds) deferred during 2003 at the election of Mr. Dwight under The Royce Funds' Deferred Compensation Plan for Trustees/Directors.

Effective October 1, 2003, each of the non-interested Trustees receives a fee of $30,000 per year for serving on the Trust's Board of Trustees plus $2,500 for each meeting of the Board attended.

Information Concerning Royce

On October 1, 2001, Royce & Associates, Inc., the Funds' investment adviser, became an indirect wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"). On March 31, 2002, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Funds' investment adviser and a direct wholly-owned subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of December 31, 2003, Legg Mason's asset management subsidiaries had aggregate assets under management of approximately $265 billion.

Trustees' Consideration of Investment Advisory Agreements

The Trust's Board of Trustees determined at meetings held on June 4 and 5, 2003, to approve the continuance of the current Investment Advisory Agreements relating to each of the Funds. In making their determinations, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory arrangements as in effect from year to year. In its consideration of the current Investment Advisory Agreements, the Board of Trustees focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to each Fund by Royce, (b) comparative data with respect to advisory fees paid by other funds with similar investment objectives, (c) the operating expenses and expense ratio of each Fund compared to funds with similar investment objectives, (d) the performance of each Fund as compared to such comparable funds, (e) the relative profitability of the arrangements to Royce, (f) information about the services to be performed and the personnel performing such services under the current Investment Advisory Agreements, (g) the general reputation and financial resources of Royce and Legg Mason, (h) compensation payable by each Fund to affiliates of Royce for other services and (i) Royce's practices regarding the selection and compensation of brokers that execute portfolio transactions for the Funds and the brokers' provision of brokerage and research services to Royce. The Board of Trustees was advised by separate legal counsel in connection with its review of the investment advisory arrangements of each Fund.

At meetings held on June 4 and 5, 2003, the Trust's Board of Trustees determined to approve the Investment Subadvisory Agreement between Royce and JHC Capital Management, LLC relating to Royce Technology Value Fund. In making these determinations, the Trustees considered the information outlined in the first paragraph above to the extent relevant in approving advisory agreements for this Fund.

PRINCIPAL HOLDERS OF SHARES

As of April 15, 2004, the following persons were known to the Trust to be the record and/or beneficial owners of 5% or more of the outstanding shares of certain of its Funds:

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Premier Fund Investment Class

Charles Schwab & Co., Inc.	73,903,921	Record	49%
101 Montgomery Street
San Francisco, CA 94104-4122

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Premier Fund Consultant Class

Martha B. Gudelsky TTEE	39,968	Record and	5%
FBO Martha D. Gudelsky Revocable		Beneficial
Trust DTD 3/19/98
11900 Tech Rd.
Silver Spring, MD 20904

Royce Premier Fund Financial Intermediary Class

UMB Bank NA	840,934	Record	29%
Colonial Pipeline Company 401(k)
Investment Plan UA DTD 06/01/1999
c/o JPMC/AC Ret Attn 5500 TEAM
P.O. Box 419784
Kansas City, MO 64141-6784

Saxon and Co.	511,332	Record	17%
FBO 20-01-302-9912426
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

JP Morgan Chase Bank TTEE	406,440	Record	14%
FBO Info Tech Serv Inc
JP Morgan Retirement Plan Svcs
Attn: 5500 Team 9300 Ward Pkwy
Kansas City, MO 64114

Onedun	344,914	Record	11%
218 W. Main Street
West Dundee, IL 60118-2109

JP Morgan Chase Bank TR	182,480	Record	6%
ESI 401K Plan UA DTD 06/01/1998
c/o JPMC/AC Ret Attn 5500 TEAM
P.O. Box 419784
Kansas City, MO 64141-6784

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

UMB Bank NA TR TTE	150,425	Record	5%
FBO Bentley Sys Inc PC
401K Plan
DTD 03/31/98 Attn 5500 TEAM
c/o JP Morgan Ret. Plan Services
P.O. Box 419784
Kansas City, MO 64141-6784

Royce Premier Fund Institutional Class

Denison University	736,289	Record	30%
100 W College St.
Granville, OH 43023-1100

Onedun	734,701	Record	30%
218 W Main St.
West Dundee, IL 60118-2019

State Street Bank and Trust Co.	311,216	Record	12%
FBO UBS Svngs & Investment Plan
105 Rosemont Road
Westwood, MA 02090-2318

Wachovia	310,820	Record	12%
Wakemed Cash Balance Plan
U/A DTD 12/29/1987
1525 West Wt. Harris Blvd.
Charlotte, NC 28288-0001

Amsouth Bank	174,640	Record	7%
Baptist Health Care Corp.
Pension Plan
P.O. Box 12790
Pensacola, FL 32591-2790

Royce Micro-Cap Fund Investment Class

Charles Schwab & Co., Inc.	7,960,230	Record	27%
101 Montgomery Street
San Francisco, CA 94104-4122

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Micro-Cap Fund Financial Intermediary Class

Saxon and Co.	59,185	Record	99%
FBO 20-01-302-9912426
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

Royce Micro-Cap Fund Institutional Class

Denison University	677,572	Record	99%
100 W College St.
Granville, OH 43023-1100

Pennsylvania Mutual Fund Investment Class

Charles Schwab & Co., Inc.	12,162,262	Record	12%
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S For the Sole Benefit of	10,658,290	Record	10%
its Customers
Attn Fund Administration #98820
4800 Deer Lake Dr. E Fl. 2
Jacksonville, FL 32246-6484

Laird Norton Trust Company C/F	5,189,222	Record	5%
Administrative Systems Inc.
Norton Building, 16th Floor
801 Second Avenue
Seattle, WA 98104-1578

Royce Select Fund Investment Class

Charles Schwab & Co., Inc.	53,316	Record	48%
101 Montgomery Street
San Francisco, CA 94104-4122

Irving W. Bailey II	10,019	Record and	9%
P.O. Box 3242		Beneficial
Palm Beach, FL 33480

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Charles M. Royce	9,437	Record and	8%
c/o Royce & Associates, LLC		Beneficial
8 Sound Shore Drive
Greenwich, CT 06830-7242

Royce TrustShares Fund Consultant Class

Eleanor Slavinsky TR DTD 12/29/2001	6,633	Record and Beneficial	8%
FBO Edward Slavinsky Jr.
State Street Bank & Trust Co. TTEE
804 Fielding Dr.
Red Lion, PA 17356-9227

Eleanor Slavinsky TR DTD 12/29/2001	6,633	Record and Beneficial	8%
FBO Gail Mohip
State Street Bank & Trust Co. TTEE
802 Valley Hill Dr.
Brandon, FL 33510-3550

State Street Bank and Trust Co.	4,238	Record	5%
Cust. for the 403B Plan of
Independent School Dist. 138
FBO Joan M. Streater
RR 3 Box 1018, 731 10th Avenue
N. Branch, MN 55056-9803

Royce Total Return Fund Investment Class

Charles Schwab & Co. Inc.	87,157,274	Record	35%
101 Montgomery Street
San Francisco, CA 94104-4122

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Total Return Fund Financial Intermediary Class

T Rowe Price Retirement Plan	5,652,380	Record	36%
Services Inc FBO Marriott Small
Cap Stock Fund
4515 Painters Mill Rd.
Owings Mills, MD 21117-4903

Carn & Co A/C 930020300	2,130,768	Record	13%
ABN AMRO Grp PS & Svg Pl.
Attn. Mutual Funds Star
P.O. Box 96211
Washington, D.C. 20090-6211

State Street Bank and Trust Co.	1,772,700	Record	11%
TTEE
Hallmark Cards Inc.
A/C HZWK
226 Franklin Street
Boston, MA 02110-2807

SYAG	1,649,318	Record	10%
C/o Stock Yards Bank TR Co
PO Box 34290
Louisville, KY 40232-4290

Royce Total Return Fund Institutional Class

OBB Co.	1,204,804	Record	17%
c/o Oak Brook Bank
Attn: Trust Dept.
1400 16th Street
Oak Brook, IL 60523-1306

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Planned Parenthood	693,352	Record	9%
26 Bleecker Street
New York, NY 10012-2413

Pasadena Hospital Association Ltd	622,261	Record	8%
Attn: General Accounting Dept.
100 W. California Blvd.
Pasadena, CA 91105-3010

Military Officers Assoc of America	615,755	Record	8%
201 N Washington St.
Alexandria, VA 22314-2520

Pershing LLC	561,108	Record	7%
P.O. Box 2052
Jersey City, NJ 07303-2052

Reho & Co.	515,627	Record	7%
c/o M&T Trust Co.
P.O. Box 1377
Buffalo, NY 14240-1377

Royce Low-Priced Stock Fund Investment Class

Charles Schwab & Co., Inc.	98,058,092	Record	38%
101 Montgomery Street
San Francisco, CA 94104-4122

Fidelity Investments Institutional	29,949,843	Record	11%
Operations Co. Inc. as Agent for
Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

Royce Opportunity Fund Investment Class

Charles Schwab & Co. Inc.	30,293,794	Record	24%
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

The Northern Trust Co.	22,127,193	Record	17%
Accenture LLP
P.O. Box 92956
Chicago, IL 60675-2956

Royce Opportunity Fund Financial Intermediary Class

Mitra & Co.	2,304,080	Record	25%
Attn. Exp
1000 N Water St. #14
Milwaukee, WI 53202-6648

New York Life Trust Company	2,103,745	Record	23%
169 Lackawanna Avenue
Parsippany, NJ 07054-1007

MCB Trust Services	1,068,744	Record	11%
Trustee
GE Cap Info Tech Solutions
EE Svgs
700 17th Street, Ste. 300
Denver, CO 80202-3531

JP Morgan Chase Bank TTEE	889,952	Record	9%
FBO Perot Systems Corporation
Retirement Savings Plan
Dated 01/01/2004
P.O. Box 419784
Kansas City, MO 64141-6784

Saxon and Co.	728,230	Record	8%
FBO 20-01-302-9912426
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

T Rowe Price Trust Co.	476,341	Record	5%
FBO Retirement Plan Clients
DTD 03/01/01
P.O. Box 17215
Baltimore, MD 21297-1215

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Opportunity Fund Institutional Class

Northern Trust Co. Trustee	3,427,266	Record	31%
FBO Kohler & Co. Subsidiaries
Master Retirement Trust
AC 22-16966
P.O. Box 92956
Chicago, IL 60675-2956

Suntrust Bank	1,094,452	Record	10%
FBO Population Council Endow.
Attn. 70-06-100-7039829
P.O. Box 105870 Ctr. 3144
Atlanta, GA 30348-5870

Putnam Fiduciary Trust Co.	953,869	Record	8%
TTEE FBO Unocal Savings Plan
Attn. DCPA Team 52219
1 Investors Way
Norwood, MA 02062-1584

US Bank National Assoc as	762,261	Record	7%
Custodian for Arapahoe County
Retirement Pl
Attn. Mutual FDS AC 90792811
P.O. Box 1787
Milwaukee, WI 53201-1787

Winthrop University Hospital	630,106	Record	5%
Pension Fund
259 First St
Mineola, NY 11501-3957

Royce Special Equity Fund Investment Class

Charles Schwab & Co. Inc.	13,196,741	Record	30%
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Special Equity Fund Financial Intermediary Class

American Express Trust Company	197,031	Record	59%
TTEE American Express Trust
Retirement Service Plans
50534 AXP Financial Ctr.
Minneapolis, MN 55474-0505

New York Life Trust Company	122,189	Record	36%
169 Lackawanna Avenue
Parsippany, NJ 07054-1007

Royce Special Equity Fund Institutional Class

Northern Trust Co. Trustee	734,908	Record	25%
FBO Snap-On Collective Investment
A/C 22-80043
801 S. Canal St.
Chicago, IL 60607-4515

Guadi & Company	488,930	Record	16%
c/o Deutsche Bk.
P.O. Box 9005
New York, NY 10256-0006

Lauer & Co. Partnership	488,929	Record	16%
c/o The Glenmede Trust Co.
P.O. Box 58997
Philadelphia, PA 19102-8997

Mac & Co.	479,606	Record	16%
A/C MSWF4000372
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Deutsche Bank Securities Inc.	330,294	Record	11%
FBO 906-20821-11
P.O. Box 1346
Baltimore, MD 21203-1346

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

New York Life Trust Company	182,877	Record	6%
169 Lackawanna Avenue
Parsippany, NJ 07054-1007

Royce Value Fund Investment Class

Charles M. Royce	142,883	Record and	18%
c/o Royce & Associates, LLC		Beneficial
8 Sound Shore Drive
Greenwich, CT 06830-7242

Karen Free Royce	66,607	Record and	8%
67 Harbor Drive		Beneficial
Greenwich, CT 06830-7019

National Investor Services	58,510	Record	7%
FBO 097-50000-19
55 Water Street, 32nd Floor
New York, NY 10041-3299

Charles M. Royce†	52,878	Record and	6%
Chase Manhattan Bank as Agent for		Beneficial
Legg Mason/Royce
Attn. Debbie Demarco
450 West 33rd St., FL 15
New York, NY 10001-2697

Linda S. Kaplan	40,352	Record and	5%
900 Stevens Ave.		Beneficial
Westfield, NJ 07090-1219

Royce Value Plus Fund Investment Class

National Investor Services FBO	609,037	Record	13%
097-50000-19
55 Water St. 32nd Floor
New York, NY 10041-0028

†Charles M. Royce has investment discretion and voting power over this account, which is beneficially owned by Mr. Royce and certain trusts for the benefit of family members of Mr. Royce.

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Technology Value Fund Investment Class

Charles Schwab & Co., Inc.	2,613,153	Record	31%
Reinvest Account
Attn. Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

Royce 100 Fund Investment Class

The Beinecke Foundation Inc.	192,038	Record	36%
8 Sound Shore Drive, Ste. 120
Greenwich, CT 06830-7242

Bruce Museum Inc.	78,989	Record	14%
Special Program Fund
Museum Drive
Greenwich, CT 06830

Charles M. Royce	50,226	Record and	9%
c/o Royce & Associates, LLC		Beneficial
8 Sound Shore Drive, Ste. 140
Greenwich, CT 06830-7242

Royce Family Investments LLC	50,026	Record and	9%
8 Sound Shore Drive, Ste. 140		Beneficial
Greenwich, CT 06830-7242

Deborah Goodrich Royce	49,531	Record and	9%
172 Indian Head Road		Beneficial
Greenwich, CT 06878-2623

Royce Discovery Fund Investment Class

Royce Family Investments LLC	73,800	Record and	20%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Charles M. Royce	70,200	Record and	19%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive
Greenwich, CT 06830-7259

National Investor Services	50,093	Record	13%
FBO 097-50000-19
55 Water Street, 32nd Floor
New York, NY 10041-3299

Royce & Associates, LLC	30,477	Record and	8%
401K Plan		Beneficial
W. Whitney George TTEES
1414 Avenue of the Americas
New York, NY 10019-2514

Daniel O’Byrne or W. Whitney	32,291	Record and	8%
George TTEES		Beneficial
Royce & Associates Inc. MPPP
FBO George Necakov
1414 Avenue of the Americas
New York, NY 10019-2514

Thomas W. Pettinger	21,959	Record and	5%
Laurie D. Pettinger JT WROS		Beneficial
63 Sage Creek Rd.
Cody, WY 82414-9672

Royce Financial Services Fund Investment Class

Charles M. Royce	100,000	Record and	48%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Royce Family Investments LLC	100,000	Record and	48%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

     As of March 31, 2004, all of the trustees and officers of the Trust as a group beneficially owned approximately 4.8% of the outstanding shares of the Investment Class of Royce TrustShares Fund, approximately 9% of the outstanding shares of the Investment Class of Royce Select Fund, approximately 36% of the outstanding shares of the Investment Class of Royce Value Fund, approximately 5.4% of the outstanding shares of the Investment Class of Royce Value Plus Fund, approximately 3.7% of the outstanding shares of the Investment Class of Royce Technology Value Fund, approximately 31% of the Investment Class of Royce 100 Fund, approximately 61.5% of the Investment Class of Royce Discovery Fund, approximately 97% of the Investment Class of Royce Financial Services Fund and approximately 1.2% of the outstanding shares of the Institutional Class of Royce Opportunity Fund. Except as noted above, the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of the Funds and their respective classes.

INVESTMENT ADVISORY SERVICES

Services Provided by Royce

     As compensation for its services under the Investment Advisory Agreements for the Funds listed below, Royce is entitled to receive the following fees:

Fund	Percentage Per Annum of Fund’s Average Net Assets
Royce Premier Fund	1.00%
Royce Micro-Cap Fund	1.50%
Pennsylvania Mutual Fund	1.00% of first $50,000,000,
.875% of next $50,000,000 and
.75% of any additional average net assets
Royce TrustShares Fund	1.00%
Royce Total Return Fund	1.00%
Royce Low-Priced Stock Fund	1.50%
Royce Opportunity Fund	1.00%
Royce Special Equity Fund	1.00%
Royce Value Fund	1.00%
Royce Value Plus Fund	1.00%
Royce Technology Value Fund	1.50%
Royce 100 Fund	1.00%
Royce Discovery Fund	1.00%
Royce Financial Services Fund	1.00%
Royce Dividend Value Fund	1.00%

Such fees are payable monthly from the assets of the Fund involved and, in the case of Royce Premier, Royce Micro-Cap, Pennsylvania Mutual, Royce TrustShares, Royce Total Return, Royce Opportunity, Royce Special Equity and Royce 100 Funds, are allocated among each of their Classes of shares based on the relative net assets of each class.

     Under such Investment Advisory Agreements, Royce (i) determines the composition of each Fund’s portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust’s Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the Investment Advisory Agreements.

     As described in Royce Technology Value Fund’s Prospectus, Royce has entered into an Investment Subadvisory Agreement with JHC Capital Management, LLC ("JHC") pursuant to which JHC manages the Fund’s assets and Royce pays a sub-investment advisory fee to JHC equal to 50% of the fee Royce collects from the Fund. Royce and JHC have agreed that the fee paid to JHC by Royce is reduced to 33-1/3% of the fee Royce collects from the Fund pursuant to an agreement under which Royce provides JHC access to certain research related data and services.

     The Trust pays all administrative and other costs and expenses attributable to its operations and transactions with respect to the above-listed Funds, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholder reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated trustees’ fees; and brokerage commissions.

     Under its Investment Advisory Agreement, Royce Select Fund pays Royce a performance fee. See "Management of the Fund" in Royce Select Fund’s Prospectus for further information concerning this fee and other material terms of such Investment Advisory Agreement, including Royce’s obligation to pay the Fund’s ordinary operating expenses.

     For each of the three years ended December 31, 2001, 2002 and 2003, as applicable, Royce received advisory fees from the Funds (net of any amounts waived by Royce) and waived advisory fees payable to it, as follows:

	Net Advisory Fees Received by Royce	Amounts Waived by Royce
Royce Premier Fund
2001	$7,247,357	$-
2002	8,316,638	-
2003	12,029,867	-

Royce Micro-Cap Fund
2001	2,110,329	433,902
2002	4,130,666	788,085
2003	5,520,129	546,410

	Net Advisory Fees Received by Royce	Amounts Waived by Royce
Pennsylvania Mutual Fund
2001	4,121,066	-
2002	5,515,560	-
2003	7,208,253	-

Royce Select Fund
2001	417,691	-
2002	183,080	-
2003	518,521	-

Royce TrustShares Fund
2001	283,833	-
2002	312,495	-
2003	340,465	-

Royce Total Return Fund
2001	3,856,044	-
2002	8,174,088	-
2003	17,877,037	-

Royce Low-Priced Stock Fund
2001	6,596,585	1,491,503
2002	22,149,440	4,105,065
2003	28,609,165	4,485,476

Royce Opportunity Fund
2001	4,877,530	-
2002	7,275,515	-
2003	9,675,359	-

Royce Special Equity Fund
2001	42,454	15,871
2002	2,063,037	-
2003	5,192,165	-

	Net Advisory Fees Received by Royce	Amounts Waived by Royce
Royce Value Fund
2001*	0	5,023
2002	0	13,591
2003	0	22,909

Royce Value Plus Fund
2001*	0	7,337
2002	26,215	14,690
2003	63,674	23,710

Royce Technology Value Fund
2001**	–	–
2002	32,611	15,763
2003	718,026	–

Royce 100 Fund
2003***	0	9,322

Royce Discovery Fund
2003****	0	2,740

Royce Financial Services Fund
2003*****	0	0

*	June 14, 2001 (commencement of operations) to December 31, 2001
**	Commenced operations on December 31, 2001
***	For the period from July 1, 2003 (commencement of operations) to December 31, 2003
****	For the period from October 7, 2003 (commencement of operations) to December 31, 2003
*****	Commenced operations on December 31, 2003

DISTRIBUTION

     The Funds are engaged in a continuous offering of their shares. RFS, a wholly-owned subsidiary of Royce, is the distributor of each Fund’s shares. RFS has its office at 1414 Avenue of the Americas, New York, New York 10019. It was organized in November 1982 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

     As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, RFS is entitled to receive, for and from the assets of the Fund or share class involved, a monthly fee equal to 1% per annum (consisting of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%) of Royce Premier Fund’s, Royce Micro-Cap Fund’s, Pennsylvania Mutual Fund’s, Royce TrustShares Fund’s, Royce Total

Return Fund’s and Royce Special Equity Fund’s Consultant Classes’ respective average net assets, 1% per annum (consisting of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%) of Royce TrustShares Fund’s Consultant B Class’s average net assets, .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of Royce TrustShares Fund’s, Royce Low-Priced Stock Fund’s, Royce Value Fund’s, Royce Value Plus Fund’s, Royce Technology Value Fund’s, Royce 100 Fund’s, Royce Discovery Fund’s, Royce Financial Services Fund’s and Royce Dividend Value Fund’s Investment Classes’ respective average net assets and .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of Royce Premier Fund’s, Royce Micro-Cap Fund’s, Royce TrustShares Fund’s, Royce Total Return Fund’s, Royce Opportunity Fund’s, Royce Special Equity Fund’s and Royce 100 Fund’s Financial Intermediary Classes’ respective average net assets. Except to the extent that they may be waived by RFS, these fees are not subject to any required reductions. RFS is also entitled to receive the proceeds of any contingent deferred sales charges that may be imposed on redemptions of shares of Royce TrustShares Fund Consultant B Class, which currently bear a contingent deferred sales charge that declines from 5% during the first year after purchase to 1.5% during the sixth year after purchase. No contingent deferred sales charge is imposed after the sixth year. None of the Funds’ Investment Classes, other than those for Royce TrustShares Fund, Royce Low-Priced Stock Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund, Class W or Institutional Classes are obligated to pay any fees to RFS under the Distribution Agreement.

     Under the Distribution Agreement, RFS (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to RFS); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds’ prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement. The Trust bears the expense of registering its shares with the Securities and Exchange Commission and the cost of filing for sales of its shares under the securities laws of the various states.

     The Trust entered into the Distribution Agreement with RFS pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. As required by Rule 12b-1 under the 1940 Act, the shareholders of each Fund or class of shares that remains covered by the Plan and the Trust’s Board of Trustees (which also approved the Distribution Agreement pursuant to which the distribution fees are paid) approved the Plan, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement.

     The Plan may be terminated as to any Fund or class of shares by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan or in the Distribution Agreement or by vote of a majority of the outstanding voting securities of such Fund or class. Any change in the Plan that would materially increase the distribution cost to a Fund or class of shares requires approval by the shareholders of such Fund or class; otherwise, the Trustees, including a majority of the non-interested Trustees, as described above, may amend the Plan.

     The Distribution Agreement may be terminated as to any Fund or class of shares at any time on 60 days’ written notice and without payment of any penalty by RFS, by the vote of a majority of the outstanding shares of such Fund or class or by the vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it.

     The Distribution Agreement and the Plan, if not sooner terminated in accordance with their terms, will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party and who have no direct or indirect financial interest in the Plan or the Agreement and (ii) either by the vote of a majority of the outstanding shares of the Fund or class of shares involved or by the vote of a majority of the entire Board of Trustees.

     While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not interested persons.

     RFS has temporarily waived the distribution fees payable to it by the Investment Classes of Royce Low-Priced Stock Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund.

     For the fiscal year ended December 31, 2003, RFS received distribution fees from the Funds as follows:

	Net	Distribution
	Distribution	fees
	Fees	waived

Pennsylvania Mutual Fund - Consultant Class	$3,426,770	$-
Pennsylvania Mutual Fund - Financial Intermediary Class	2,715	-
Royce Micro-Cap Fund - Consultant Class	955,252	-
Royce Micro-Cap Fund -
Financial Intermediary Class	194	-
Royce Total Return Fund - Consultant Class	1,958,617	-
Royce Total Return Fund - Financial Intermediary Class	108,147	-
Royce Low-Priced Stock Fund	-	5,515,774
Royce Opportunity Fund -
Financial Intermediary Class	127,869	-
Royce Premier Fund - Consultant Class	11,733	-
Royce Premier Fund - Financial
Intermediary Class	40,484	-
Royce TrustShares Fund - Investment Class	30,488	37,805
Royce TrustShares Fund - Consultant Class	4,447	-
Royce TrustShares Fund - Consultant B Class	62,846	-
Royce Special Equity Fund - Consultant Class	27,376	-
Royce Special Equity Fund - Financial Intermediary Class	2,442	-
Royce Value Fund	-	5,727
Royce Value Plus Fund	-	21,846
Royce Technology Value Fund	62,122	57,549
Royce 100 Fund	-	2,331
Royce Discovery Fund	-	685

     For the fiscal year ended December 31, 2003, RFS paid Legg Mason Wood Walker, Incorporated, a subsidiary of Legg Mason ("Legg Mason Wood Walker"), on account of distribution, shareholder servicing and/or account maintenance activities relating to the Consultant Classes of the following funds as follows:

Pennsylvania Mutual Fund - Consultant Class	$2,217,885
Royce Micro-Cap Fund - Consultant Class	893,755
Royce Total Return Fund - Consultant Class	1,908,306
Royce Premier Fund - Consultant Class	11,548
Royce Special Equity Fund - Consultant Class	27,213
Royce TrustShares Fund - Consultant Class	3,472
Royce TrustShares Fund - Consultant B Class	398

     No trustee of the Trust who was not an interested person of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement

     Under the Rules of Fair Practice of the NASD, the front-end sales loads, asset-based sales charges and contingent deferred sales charges payable by any Fund and/or the shareholders thereof to RFS are limited to (i) 6.25% of total new gross sales occurring after July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum, increased by (ii) 6.25% of total new gross sales occurring after such Fund first adopted the Plan until July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum less any front-end, asset-based or deferred sales charges on such sales or net assets resulting from such sales.

CUSTODIAN AND TRANSFER AGENT

     State Street Bank and Trust Company ("State Street") is the custodian for the securities, cash and other assets of each Fund and the transfer agent and dividend disbursing agent for each Fund’s shares, but it does not participate in any Fund’s investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street’s main office is at John Adams Building, 2 North, 1776 Heritage Drive, North Quincy, MA 02171. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by State Street’s agent, Boston Financial Data Services, at 330 W. 9th Street, Kansas City, Missouri 64105 and at 2 Heritage Drive, Quincy, MA 02171.

     State Street is responsible for calculating each Fund’s daily net asset value per share and for maintaining its portfolio and general accounting records and also provides certain shareholder services.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, whose address is 250 West Pratt Street, Suite 2100, Baltimore, MD 21201-2304, are the Trust’s independent accountants, providing audit services, tax return preparation and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

PORTFOLIO TRANSACTIONS

     Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund’s portfolio securities. Royce does not select a broker to effect a securities transaction for a Fund unless Royce believes such broker is capable of obtaining the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained.

     In addition to considering a broker’s execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce may use commission dollars generated by agency transactions for the Funds and its other client accounts to pay for such services. Research services that may be paid for in this way assist Royce in carrying out its investment decision-making responsibilities. They may include general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to portfolio company shareholder voting and performance measurement, and may be written or oral.

Brokerage services that may be paid for in this way include effecting securities transactions and incidental functions such as clearance, settlement and custody.

     Royce is authorized, in accordance with Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreements with the Trust, to cause the Funds to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Funds generally pay higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce’s overall responsibilities with respect to its accounts.

     Research and brokerage services furnished by brokers through whom a Fund effects securities transactions may be used by Royce in servicing all of its accounts, and Royce may not use all of such services in connection with the Trust or any one of its Funds. Moreover, Royce’s receipt of these services does not reduce the investment advisory fees payable to Royce, even though Royce might otherwise be required to purchase some of them for cash. Royce may, therefore, be viewed as having a conflict of interest relating to its obtaining such research services with Fund and other client account commission dollars.

     Firms that provide such research and brokerage services to Royce may also promote the sale of the Funds’ shares, and Royce and/or RFS may separately compensate them for doing so. RFS does not effect portfolio security transactions for the Funds or others.

     From time to time the Funds may effect brokerage transactions on a securities exchange with Legg Mason Wood Walker and any other affiliated broker-dealers in accordance with the procedures and requirements set forth in Rule 17e-1 under the 1940 Act. The affiliated broker-dealers may not be used to effect brokerage transactions in Nasdaq or other over-the-counter securities. Although the Funds will not effect any principal transactions with any affiliated broker-dealers, they may purchase securities that are offered in certain underwritings in which an affiliated broker-dealer is a participant in accordance with the procedures and requirements set forth in Rule 10f-3 under the 1940 Act. Charles M. Royce and/or trusts primarily for the benefit of members of his family may own or acquire substantial amounts of Legg Mason common stock.

     Even though Royce makes investment decisions for each Fund independently from those for the other Funds and the other accounts managed by Royce, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by Royce to be equitable to each. Royce generally effects such purchases and sales of the same security pursuant to Royce’s Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, Royce places and executes unallocated orders with broker-dealers during the trading day and then allocates the securities purchased or sold in such transactions to one or more of Royce’s accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Royce does such allocations based on a number of judgmental factors that it believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund.

     From time to time, one or more of Royce’s portfolio managers may sell short or purchase long a security for the client accounts that he manages even though one or more other portfolio managers may have or acquire an opposite position in this same security for the client accounts that they manage.

     JHC, the sub-investment adviser for Royce Technology Value Fund, generally places its orders for the Fund’s portfolio through Royce. Although JHC may select the brokers who effect agency transactions for the Fund, it has agreed to follow policies, procedures and practices substantially similar to those of Royce described above when doing so.

     During each of the three years ended December 31, 2001, 2002 and 2003, the Funds paid brokerage commissions as follows:

Fund	2001	2002	2003
Royce Premier Fund	$875,806	$1,554,265	$1,699,977
Royce Micro-Cap Fund	154,231	1,632,153	1,566,538
Pennsylvania Mutual Fund	707,807	1,978,004	1,948,758
Royce Select Fund	28,290	88,533	41,547
Royce TrustShares Fund	57,275	93,988	52,668
Royce Total Return Fund	546,077	1,521,250	2,848,443
Royce Low-Priced Stock Fund	2,326,036	7,692,344	6,640,530
Royce Opportunity Fund	1,744,551	4,094,899	5,888,706
Royce Special Equity Fund	37,272	999,605	668,942
Royce Value Fund	3,645s*	10,236	28,123
Royce Value Plus Fund	6,603*	47,214	134,916
Royce Technology Value Fund**	-	34,815	659,220
Royce 100 Fund***	-	-	4,004
Royce Discovery Fund****	-	-	2,592
Royce Financial Services Fund*****	-	-	-

* For the period from June 14, 2001 (commencement of operations) to December 31, 2001
** Commenced operations on December 31, 2001
*** For the period from July 1, 2003 (commencement of operations) to December 31, 2003
**** For the period from October 7, 2003 (commencement of Operations) to December 31, 2003
***** Commenced operations on December 31, 2003

     During the year ended December 31, 2001, the Funds paid brokerage commissions to Legg Mason Wood Walker as set forth below. During the years ended December 31, 2002 and 2003, the Funds paid no brokerage commissions to Legg Mason Wood Walker. Neither Royce nor any of its affiliates received any compensation in connection with the execution of such portfolio security transactions.

Fund	2001
Royce Premier Fund	$13,414
Royce Micro-Cap Fund	130
Pennsylvania Mutual Fund	8,584
Royce Select Fund	0
Royce TrustShares Fund	330
Royce Total Return Fund	2,874
Royce Low-Priced Stock Fund	27,188
Royce Opportunity Fund	27,103
Royce Special Equity Fund	0
Royce Value Fund	100*
Royce Value Plus Fund	50*
Royce Technology Value Fund**	-

* For the period from June 14, 2001 (commencement of operations) to December 31, 2001
** Commenced operations on December 31, 2001

     During the years ended December 31, 2002 and 2003, the Funds did not engage in any principal transactions with Legg Mason Wood Walker.

     During the year ended December 31, 2001, the Funds also paid brokerage commissions to Howard, Weil, Labouisse, Friedrichs Inc. ("Howard Weil"), another subsidiary of Legg Mason, as set forth below. During the years ended December 31, 2002 and 2003, the Funds paid no brokerage commissions to Howard, Weil, Labouisse, Friedrichs, Inc. Neither Royce nor any of its affiliates received any compensation in connection with the execution of such portfolio security transactions.

Fund	2001
Royce Premier Fund	$5,118
Royce Micro-Cap Fund	1,000
Pennsylvania Mutual Fund	696
Royce Select Fund	0
Royce TrustShares Fund	0
Royce Total Return Fund	396
Royce Opportunity Fund	5,400
Royce Special Equity Fund	22,190

Fund	2001
Royce Value Fund	42*
Royce Value Plus Fund	0*
Royce Technology Value Fund**	-

*	For the period from June 14, 2001 (commencement of operations) to December 31, 2001
**	Commenced operations on December 31, 2001

     During the years ended December 31, 2002 and 2003, the Funds did not engage in any principal transactions with Howard Weil.

     For the year ended December 31, 2003, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

	Aggregate Amount of
	Brokerage Transactions	Commissions Paid
Fund	Having a Research Component	For Such Transactions
Royce Premier Fund	$636,215,413	$1,620,827
Royce Micro-Cap Fund	259,735,131	1,483,951
Pennsylvania Mutual Fund	507,301,439	1,867,962
Royce Select Fund	9,952,031	36,425
Royce TrustShares Fund	13,276,912	50,870
Royce Total Return Fund	1,258,061,070	2,706,906
Royce Low-Priced Stock Fund	1,476,208,516	6,337,604
Royce Opportunity Fund	1,108,218,817	5,747,571
Royce Special Equity Fund	296,447,460	629,910
Royce Value Fund	7,190,927	26,186
Royce Value Plus Fund	25,142,029	125,795
Royce Technology Value Fund	115,557,902	643,597
Royce 100 Fund	1,619,300	3,721
Royce Discovery Fund	56,670	392

CODE OF ETHICS AND RELATED MATTERS

     Royce, RFS and The Royce Funds have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce and RFS ("Royce-related persons") and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce account. The Code of Ethics permits such persons to engage in other personal securities transactions if (i) the securities involved are certain debt securities, money market instruments, shares of registered open-end investment companies for which Royce does not serve as an investment adviser or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment or employer-sponsored automatic payroll-deduction cash purchase plan, (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control or (iii) they first obtain permission to trade from Royce’s Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

     Royce’s clients include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company’s realized and unrealized net capital gains from securities transactions, but less than 25% of the company’s equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce’s allocation policies and procedures. See "Portfolio Transactions".

     As of March 31, 2004, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $71.8 million, and such persons beneficially owned equity interests in Royce-related private investment companies totaling approximately $19.5 million.

     JHC has adopted a Code of Ethics that contains standards and procedures for regulating personal securities transactions of its members, managers, officers and employees.

PROXY VOTING POLICIES AND PROCEDURES

     In June 2003, in response to rules adopted by the Commission, Royce adopted written proxy voting policies and procedures (the "Proxy Voting Procedures") for itself, the Funds and all The Royce Funds and clients accounts for which Royce is responsible for voting proxies. (A copy of the Proxy Voting Procedures is attached to this Statement of Additional Information as Exhibit A). The Board of Trustees of the Funds has delegated all proxy voting decisions to Royce. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

     Royce personnel are responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. Royce divides proxies into "regularly recurring" and "non-regularly recurring" matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Regularly recurring matters are generally voted as recommended by the issuer’s board of directors or management. Non-regularly recurring matters are brought to the attention of portfolio manager(s) for the applicable account(s) and, after giving consideration to advisories provided by an independent third party research firm, the portfolio manager(s) directs that such matters be voted in a way that he believes should better protect or enhance the value of the investment. If the portfolio manager determines that information relating to a proxy requires additional analysis, is missing, or is incomplete, the portfolio manager will give the proxy to an analyst or another portfolio manager for review and analysis. Under certain circumstances, Royce may vote against a proposal from the issuer’s board of directors or management. Royce’s portfolio managers decide these issues on a case-by-case basis. A Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client’s best interest to vote.

     In furtherance of Royce’s goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce’s interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third party research firm.

PRICING OF SHARES BEING OFFERED

     The purchase and redemption price of each Fund’s shares is based on the Fund’s current net asset value per share. See "Net Asset Value Per Share" in the Funds’ Prospectuses.

     As set forth under "Net Asset Value Per Share", State Street determines each Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m. Eastern Time), on each day that the Exchange is open. The Exchange is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

REDEMPTIONS IN KIND

     Conditions may arise in the future which would, in the judgment of the Trust’s Board of Trustees or management, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust is obligated to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Trust’s net assets if that is less) in any 90-day period. Royce would select the securities delivered in payment of redemptions, valued at the same value assigned to them in computing the Fund’s net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

TAXATION

     Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

     By so qualifying, a Fund will not be subject to Federal income taxes to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income.

     The Internal Revenue Service (the "IRS") will impose a non-deductible 4% excise tax on a Fund to the extent that the Fund does not distribute (including by declaration of certain dividends),

during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund’s actual taxable year ending December 31, if elected) and (iii) any income realized but not distributed in the prior year. To avoid the application of this tax, each Fund intends to distribute substantially all of its net investment income and capital gain net income at least annually to its shareholders.

     Each Fund maintains accounts and calculates income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund’s distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund’s investments in foreign securities, such regulations could restrict that Fund’s ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

     Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund’s cash available for distribution to shareholders. It is currently anticipated that none of the Funds will be eligible to elect to "pass through" such taxes to their shareholders for purposes of enabling them to claim foreign tax credits or other U.S. income tax benefits with respect to such taxes.

     If a Fund invests in stock of a so-called passive foreign investment company ("PFIC"), the Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, the stock. The Fund would determine the tax by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The Fund would be taxed on the amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs, at the highest marginal income tax rate in effect for such years, and the tax would be further increased by an interest charge. The Fund would include in its investment company taxable income the amount allocated to the taxable year of the distribution or disposition and, accordingly, it would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders.

     In lieu of being taxable in the manner described above, a Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would need to obtain annual information from the PFICs in which it invests, which in many cases may be difficult to obtain. Alternatively, if eligible, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. In the event that the Fund makes a mark to market election for the current taxable year, the resulting gain or loss generally is reportable as ordinary income or loss. The Fund may make either of these elections with respect to its investments (if any) in PFICs.

     Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investments are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount is required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

Distributions

     For Federal income tax purposes, distributions by each Fund, whether received in cash or reinvested in additional shares, from net investment income and from any net realized short-term capital gain are taxable to shareholders as ordinary income, except that distributions of qualifying dividends from domestic corporations and qualified foreign corporations are taxable at 15% (5% for 10% and 15% rate taxpayers). Ordinary income generally cannot be offset by capital losses. For U.S. corporate shareholders, distributions of net investment income (but not distributions of short-term capital gains) may qualify in part for the 70% dividends received deduction for purposes of determining their regular taxable income. (However, the 70% dividends received deduction is not allowable in determining a corporate shareholder’s alternative minimum taxable income.) The amount qualifying for the dividends received deduction generally will be limited to the aggregate dividends received by the Fund from domestic corporations. The dividends received deduction for a corporate shareholder may be further reduced or eliminated if the shares with respect to which dividends are received by the Fund or the corporate shareholder’s Fund shares are treated as debt-financed or are deemed to have been held for fewer than 46 days, during a 90 day period beginning 45 days before and ending 45 days after the Fund is entitled to receive such dividends, or under other generally applicable statutory limitations.

     So long as a Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, distributions by the Fund from net capital gains will be taxable as long-term capital gain, whether received in cash or reinvested in Fund shares and regardless of how long a shareholder has held Fund shares. Such distributions are not eligible for the dividends received deduction. Capital gain distributions by the Fund, although fully includible in income, currently are taxed at a lower maximum marginal Federal income tax rate than ordinary income in the case of non-corporate U.S. shareholders. Such long-term capital gains are generally taxed at a maximum marginal Federal income tax rate of 15%. The reduced federal income tax rates for qualified dividend income and long term capital gains are scheduled to apply through 2008.

     Distributions by a Fund in excess of its current and accumulated earnings and profits will reduce a shareholder’s basis in Fund shares (but, to that extent, will not be taxable) and, to the extent such distributions exceed the shareholder’s basis, will be taxable as capital gain assuming the shareholder holds Fund shares as capital assets.

     A distribution is treated as paid during a calendar year if it is declared in October, November or December of the year to shareholders of record in such month and paid by January 31 of the following year. Such distributions are taxable to such shareholders as if received by them on December 31, even if not paid to them until January. In addition, certain other distributions made after the close of a Fund’s taxable year may be "spilled back" and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

     The Trust will send written notices to shareholders regarding the amount and Federal income tax status as ordinary income or capital gain of all distributions made during each calendar year.

Back-up Withholding/Withholding Tax

     Under the Code, certain non-corporate shareholders who are United States persons may be subject to back-up withholding on reportable dividends, capital gains distributions and redemption payments ("back-up withholding"). Generally, shareholders subject to back-up withholding are those for whom a taxpayer identification number and certain required certifications are not on file with the Trust or who, to the Trust’s knowledge, have furnished an incorrect number. In addition, the IRS requires the Trust to withhold from distributions to any shareholder who does not certify to the Trust that such shareholder is not subject to back-up withholding due to notification by the IRS that such shareholder has under-reported interest or dividend income. When establishing an account, an investor must certify under penalties of perjury that such investor’s taxpayer identification number is correct and that such investor is not subject to or is exempt from back-up withholding.

     Ordinary income distributions paid to shareholders who are non-resident aliens or which are foreign entities are subject to 28% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisers concerning the United States tax consequences to them of investing in a Fund.

Timing of Purchases and Distributions

     At the time of an investor’s purchase, a Fund’s net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of his or its investment in an economic sense, would be taxable to the shareholder as ordinary income or capital gain as described above. Investors should carefully consider the tax consequences of purchasing Fund shares just prior to a distribution, as they will receive a distribution that is taxable to them.

Sales, Redemptions or Exchanges of Shares

     Gain or loss recognized by a shareholder upon the sale, redemption or other taxable disposition of Fund shares (provided that such shares are held by the shareholder as a capital asset) will be treated as capital gain or loss, measured by the difference between the adjusted tax basis of the shares and the amount realized on the sale or exchange. A shareholder’s tax basis in Fund shares received as a dividend will equal the total dollar amount of the dividend paid to the shareholder. Gains for non-corporate shareholders will be taxed at a maximum marginal Federal income tax rate of 15% for shares held for more than 12 months, and, currently, 35% (ordinary income rate) for shares held for 12 months or less. Shares received as a dividend will have a new holding period (for tax purposes) beginning on the day following the day on which the shares are credited to the shareholder’s account. For regular corporations, the maximum Federal tax rate on all income is 35%. The IRS will disallow a loss to the extent that the shares disposed of are replaced (including by receiving Fund shares upon the reinvestment of distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the sale of the shares. In such a case, the amount of the disallowed loss will increase the basis of the shares acquired. A loss recognized upon the sale, redemption or other taxable disposition of shares held for 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. A shareholder’s exchange of shares between Funds will be treated for tax purposes as a sale of the Fund shares surrendered in the exchange, and may result in the shareholder’s recognizing a taxable gain or loss.

* * *

     The foregoing relates to Federal income taxation. Distributions, as well as any gains from a sale, redemption or other taxable disposition of Fund shares, also may be subject to state and local taxes. Under current law, so long as each Fund qualifies for the Federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Delaware.

     Investors are urged to consult their own tax advisers regarding the application to them of Federal, state and local tax laws.

Royce TrustShares Fund

     Gift Taxes

     An investment in Royce TrustShares Fund though a GiftShare trust account may be a taxable gift for Federal tax purposes, depending upon the option selected and other gifts that the Donor and his or her spouse may make during the year.

     If the Donor selects the Withdrawal Option, the entire amount of the gift will be a "present interest" that qualifies for the Federal annual gift tax exclusion. In that case, the Donor will be required to file a Federal gift tax return for the year of the gift only if (i) he or she makes gifts (including the gift of Fund shares) totaling more than the amount of the Federal annual gift tax exclusion (currently, $11,000) to the same individual during that year, (ii) the Donor and his or her spouse elects to have any gifts by either of them treated as "split gifts" (i.e., treated as having been made one-half by each of them for gift tax purposes) or (iii) the Donor makes any gift of a future interest during that year. The Trustee will notify the Beneficiary of his or her right of withdrawal promptly following any investment in the Fund under the Withdrawal Option.

     If the Donor selects the Accumulation Option, the entire amount of the gift will be a "future interest" for Federal gift tax purposes, so that none of the gift will qualify for the Federal annual gift tax exclusion. Consequently, the Donor will have to file a Federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $11,000.

     No Federal gift tax will be payable by the Donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or other exclusions) exceed the Federal applicable credit for gift tax purposes (currently $1,000,000). Any gift of Fund shares that does not qualify as a present interest will reduce the amount of the Federal applicable credit for gift tax purposes that would otherwise be available for future gifts or to the Donor’s estate. All gifts of Fund shares may qualify for "gift splitting" with the Donor’s spouse, meaning that the Donor and his or her spouse may elect to treat the gift as having been made one-half by each of them.

     The Donor’s gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the Donor resides imposes a gift tax. Many states do not impose such a tax. Some of those that do follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

     Donors of Fund shares should be aware that contributions after 2009 may be subject to different rules and, therefore, should consult their tax advisers prior to making such contributions.

     Generation-Skipping Transfer Taxes

     If the Beneficiary of a gift through a GiftShare trust account is a grandchild or more remote descendant of the Donor or is assigned, under Federal tax law, to the generation level of the Donor’s grandchildren or more remote descendants, any part of the gift that does not qualify for the Federal annual gift tax exclusion will be a taxable transfer for purposes of the Federal generation-skipping transfer tax ("GST tax"). These gifts will now be protected from the GST tax by the automatic allocation of the Donor’s GST exemption until his or her cumulative gifts (other than certain gifts qualifying for the annual exclusion or other exclusions) to individuals assigned, under Federal tax law, to the generation level of the Donor’s grandchildren or more remote descendants exceed the GST tax exemption (currently, $1,500,000 for 2004 and increasing in uneven stages to $3,500,000 in 2009). The tax rate on transfers subject to the GST tax is the maximum Federal estate tax rate (currently 48% in 2004 and dropping 1% each year thereafter until it reaches 45% in 2007). The Donor must report gifts subject to the GST tax, whether or not covered by the GST tax exemption, on the Donor’s Federal gift tax return. Whether, and the extent to which, a gift through a GiftShare trust account will qualify for the Federal annual gift tax exclusion will depend upon the option selected and other gifts that the Donor and his or her spouse may have made during the year. See "Gift Taxes" above.

     Donors of Fund shares should be aware that contributions after 2009 may be subject to different rules and, therefore, should consult their tax advisers prior to making such contributions.

     Income Taxes

     The Internal Revenue Service has taken the position in recent rulings that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated as the "owner" of the portion of the trust that was subject to the power for Federal income tax purposes. Accordingly, if the Donor selects the Withdrawal Option, the Beneficiary may be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the Trust on his or her personal Federal income tax return. The Trust will not pay Federal income taxes on any of the Trust’s income or capital gains. The Trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the Beneficiary a statement following each year showing the amounts (if any) that the Beneficiary must report on his or her income tax returns for that year. If the Beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the Beneficiary’s parents. The Beneficiary will have the option exercisable annually to require the Trustee to pay him or her a portion of the Trust’s income and capital gains to provide funds with which to pay any resulting income taxes, which the Trustee will do by redeeming Fund shares. The amount distributed will be the lesser of the amount the Beneficiary requests and a fraction of the

Trust’s ordinary income and short-term capital gains and long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively).

     Under the Withdrawal Option, the Beneficiary will also be able to require the Trustee to pay his or her tuition, room and board and other expenses of his or her college or post-graduate education (subject, in certain instances, to approval by the Beneficiary’s Representative), and the Trustee will raise the cash necessary to fund these distributions by redeeming Fund shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the Beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above.

     If the Donor selects the Accumulation Option, the Trust that he or she creates will be subject to Federal income tax on all income and capital gains earned by the Trust, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income and short-term capital gains (currently, 35%), but at a much lower taxable income level (for 2004, $9,550) than would apply to an individual. It is anticipated, however, that most of the income generated by Fund shares will be long-term capital gains, on which the Federal income tax rate is currently limited to 15%. The Trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The Beneficiary will not pay Federal income taxes on any of the Trust’s income or capital gains, except those earned in the year when the Trust terminates. The Trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the Beneficiary an information statement for the year in which the Trust terminates showing the amounts (if any) that the Beneficiary must report on his or her Federal and state income tax returns for that year.

     When the Trust terminates, the distribution of the remaining Fund shares held in the Trust to the Beneficiary will not be treated as a taxable disposition, and no capital gain or loss will be realized by the Beneficiary (or, if he or she has died, by his or her estate) at that time. Any Fund shares received by the Beneficiary will have the same cost basis as they had in the Trust at the time of termination. Any Fund shares received by the Beneficiary’s estate will have a basis equal to the value of the shares at the Beneficiary’s death (or the alternate valuation date for Federal estate tax purposes, if elected).

     Consultation With Qualified Tax Adviser

     Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective Donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce TrustShares Fund.

DESCRIPTION OF THE TRUST

Trust Organization

     The Trust was organized in April 1996 as a Delaware business trust. It is the successor by mergers to The Royce Fund, a Massachusetts business trust (the "Predecessor"), and Pennsylvania Mutual Fund, a Delaware business trust. The mergers were effected on June 28, 1996, under an Agreement and Plan of Merger pursuant to which the Predecessor and Pennsylvania Mutual Fund merged into the Trust, with each Fund of the Predecessor and Pennsylvania Mutual Fund becoming an identical counterpart series of the Trust, Royce continuing as the Funds’ investment adviser under their pre-merger Investment Advisory Agreements and RFS continuing as the Trust’s distributor. A copy of the Trust’s Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust’s office in New York. The Trust’s business and affairs are managed under the direction of its Board of Trustees.

     The Trust has an unlimited authorized number of shares of beneficial interest, which the Board of Trustees may divide into an unlimited number of series and/or classes without shareholder approval. (Ten Funds presently have more than one class of shares.) Shareholders are entitled to one vote per share (with proportional voting for fractional shares). Shares vote by individual series, except that shares are voted in the aggregate and not by individual series when required by the 1940 Act and that if Trustees determine that a matter affects shareholders of only one series or class, then only shareholders of that series or class are entitled to vote on that matter.

     Royce Opportunity Fund offers three classes of shares, an Investment Class, an Institutional Class and a Financial Intermediary Class. Royce Premier Fund and Royce Total Return Fund offer five classes of shares, Investment Class, Class W, Institutional Class, Financial Intermediary Class and Consultant Class, Royce Micro-Cap Fund and Royce Special Equity Fund offer four classes of shares, an Investment Class, an Institutional Class, a Financial Intermediary Class and a Consultant Class. Pennsylvania Mutual Fund offers two classes of shares, an Investment Class and a Consultant Class. Royce TrustShares Fund offers five classes of shares, an Investment Class, an Institutional Class, a Financial Intermediary Class, a Consultant Class and a Consultant B Class. The shares of each class represent a pari passu interest in such Fund’s investment portfolio and other assets and have the same redemption and other rights.

     Effective April 30, 1999, Royce GiftShares Fund and PMF II changed their names to Royce Trust & GiftShares Fund and Royce Opportunity Fund, respectively. Effective May 1, 2003, Royce Trust & GiftShares Fund changed its name to Royce TrustShares Fund.

     On August 4, 2000, Royce Total Return Fund acquired all of the assets and assumed all of the liabilities of The REvest Value Fund. The acquisition was accomplished by exchanging shares of Royce Total Return Fund equal in value to the shares of The REvest Value Fund owned by each of its shareholders.

     Each of the Trustees currently in office was elected by the Trust’s shareholders. There will normally be no meeting of shareholders for the election of Trustees until less than a majority of the shareholder-elected Trustees remain in office, at which time the Trustees will call a shareholders meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of a majority of the outstanding shares of the Trust and filed with the Trust’s custodian or by a vote of the holders of a majority of the outstanding shares of the Trust at a meeting duly called for this purpose upon the written request of holders of at least 10% of the Trust’s outstanding shares. Upon the written request of 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust’s outstanding shares, stating that such shareholders wish to communicate with the Trust’s other shareholders for the purpose of obtaining the necessary signatures to demand a meeting to consider the removal of a Trustee, the Trust is required (at the expense of the requesting shareholders) to provide a list of its shareholders or to distribute appropriate materials. Except as provided above, the Trustees may continue to hold office and appoint their successors.

     The trustee of the Royce TrustShares Fund trusts will send notices of meetings of Royce TrustShares Fund shareholders, proxy statements and proxies for such meetings to the trusts’ beneficiaries to enable them to attend the meetings in person or vote by proxies. It will vote all Trust & GiftShares Fund shares held by it which are not present at the meetings and for which no proxies are returned in the same proportions as Trust & GiftShares Fund shares for which proxies are returned.

     Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust or their series, are entitled to receive the net assets of their series and/or class. Shareholders have no preemptive rights. The Trust’s fiscal year ends on December 31.

Shareholder Liability

     Generally, shareholders will not be personally liable for the obligations of their Fund or of the Trust under Delaware law. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject Trust shareholders to liability. To guard against this possibility, the Trust Instrument (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust’s assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of Trust property of any Trust shareholder held personally liable for the Trust’s obligations. Thus, the risk of a Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business and the nature of its assets, management believes that the risk of personal liability to a Trust shareholder is extremely remote.

PERFORMANCE DATA

     The Funds’ performances may be quoted in various ways. All performance information supplied for the Funds is historical and is not intended to indicate future returns. Each Fund’s share price and total returns fluctuate in response to market conditions and other factors, and the value of a Fund’s shares when redeemed may be more or less than their original cost.

Total Return Calculations

     Total returns quoted reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund’s net asset value per share (NAV) over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund’s performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     In addition to average annual total returns, a Fund’s cumulative total returns, reflecting the simple change in value of an investment over a stated period, may be quoted. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share prices) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Historical Fund Results

     The following table shows certain of the Funds’ total returns for the periods indicated. Such total returns reflect all income earned by each Fund, any appreciation or depreciation of the assets of such Fund and all expenses incurred by such Fund for the stated periods. The table compares the Funds’ total returns to the records of the Russell 2000 Index (Russell 2000) and Standard & Poor’s 500 Composite Stock Price Index (S&P 500) over the same periods. The comparison to the Russell 2000 shows how the Funds’ total returns compared to the record of a broad index of small capitalization stocks. The S&P 500 comparison is provided to show how the Funds’ total returns compared to the record of a broad average of common stock prices over the same period. The Funds have the ability to invest in securities not included in the indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Funds, their returns do not include the effect of paying brokerage commissions and other costs and expenses of investing in a mutual fund.

	Period Ended
Fund	December 31, 2003	Russell 2000	S&P 500

Royce Premier Fund (Investment Class)
1 Year Total Return	38.7%	47.3%	28.7%
5 Year Average Annual Total Return	12.9	7.1	-0.6
10 Year Average Annual Total Return	12.8	9.5	11.1

Royce Premier Fund (Financial Intermediary Class)
1 Year Total Return	38.6%	47.3%	28.7%
Average Annual Total Return since 9-3-02	30.4	35.5	21.7
(commencement of operations)

Royce Premier Fund (Institutional Class)
1 Year Total Return	38.8%	47.3%	28.7%
Average Annual Total Return since 9-17-02	29.9	36.6	22.8
(commencement of operations)

Royce Premier Fund (Consultant Class)
Cumulative Total Return Since 6-2-03	22.9%	26.7%	16.2%
(commencement of operations)

Royce Micro-Cap Fund (Investment Class)
1 Year Total Return	52.6%	47.3%	28.7%
5 Year Average Annual Total Return	16.6	7.1	-0.6
10 Year Average Annual Total Return	14.0	9.5	11.1

Royce Micro-Cap Fund (Consultant Class)
1 Year Total Return	+51.0%	47.3%	28.7%
5 Year Average Annual Total Return	15.6	7.1	-0.6
Average Annual Total Return since 5-1-98	10.5	3.9	1.5
(commencement of sale of Consultant Class shares)

	Period Ended
Fund	December 31, 2003	Russell 2000	S&P 500

Royce Micro-Cap Fund (Financial Intermediary Class)
1 Year Total Return	52.4%	47.3%	28.7%
Average Annual Total Return since 8-30-02	37.1	32.1	24.4
(commencement of operations)

Royce Micro-Cap Fund (Institutional Class)
Cumulative Total Return since 10-14-03	6.6%	5.0%	6.4%
(commencement of operations)

Pennsylvania Mutual Fund (Investment Class)
1 Year Total Return	40.3%	47.3%	28.7%
5 Year Average Annual Total Return	13.6	7.1	-0.6
10 year Average Annual Total Return	12.6	9.5	11.1

Pennsylvania Mutual Fund (Consultant Class)
1 Year Total Return	38.7%	47.3%	28.7%
5 Year Annual Average Total Return	12.6	7.1	-0.6
Average Annual Total Return since 6-18-97	12.0	6.9	4.9
(commencement of sale of Consultant Class shares)

Royce Select Fund (Investment Class)
1 Year Total Return	48.7%	47.3%	28.7%
5 Year Average Annual Total Return	19.4	7.1	-0.6
Average Annual Total Return since 11-18-98	20.7	8.5	0.9
(commencement of operations)

Royce TrustShares Fund (Investment Class)
1 Year Total Return	38.1%	47.3%	28.7%
5 Year Average Annual Total Return	16.4	7.1	-0.6
Average Annual Total Return since 12-27-95	19.1	8.9	9.4
(commencement of operations)

Royce TrustShares Fund (Consultant B Class)
1 Year Total Return	36.7%	47.3%	28.7%
5 Year Average Annual Total Return	15.3	7.1	-0.6
Average Annual Total Return since 9-26-97	15.3	4.8	4.1
(commencement of sale of Consultant B Class shares)

	Period Ended
Fund	December 31, 2003	Russell 2000	S&P 500

Royce TrustShares Fund (Consultant Class)
1 Year Total Return	36.7%	47.3%	28.7%
Average Annual Total Return since 12-7-01	5.7	8.8	-0.3
(commencement of sale of Consultant Class shares)

Royce Total Return Fund (Investment Class)
1 Year Total Return	30.0%	47.3%	28.7%
5 Year Average Annual Total Return	12.2	7.1	-0.6
10 year Average Annual Total Return	14.5	9.5	11.1

Royce Total Return Fund (Financial Intermediary Class)
1 Year Total Return	29.7%	47.3%	28.7%
Average Annual Total Return since 1-3-02	12.4	7.5	-0.6
(commencement of operations)

Royce Total Return Fund (Institutional Class)
Cumulative Total Return since 3-4-03	38.2%	57.9%	37.3%
(commencement of operations)

Royce Low-Priced Stock Fund (Investment Class)
1 Year Total Return	44.0%	47.3%	28.7%
5 Year Average Annual Total Return	19.4	7.1	-0.6
10 year Average Annual Total Return	16.5	9.5	11.1
Royce Opportunity Fund (Investment Class)
1 Year Total Return	72.9%	47.3%	28.7%
5 Year Average Annual Total Return	21.7	7.1	-0.6
Average Annual Total Return since 11-19-96	19.5	8.3	7.5
(commencement of operations)

Royce Opportunity Fund (Financial Intermediary Class)
1 Year Total Return	72.6%	47.3%	28.7%
Average Annual Total Return since 5-22-00	17.2	6.1	-4.8
(commencement of operations)

Royce Opportunity Fund (Institutional Class)
1 Year Total Return	72.9%	47.3%	28.7%
Average Annual Total Return since 12-12-01	21.3	9.5	0.6
(commencement of operations)

	Period Ended
Fund	December 31, 2003	Russell 2000	S&P 500

Royce Special Equity Fund (Investment Class)
1 Year Total Return	27.6%	47.3%	28.7%
5 Year Average Annual Total Return	15.1	7.1	-0.6
Average Annual Total Return since 5-1-98	11.8	3.8	1.5
(commencement of operations)

Royce Special Equity Fund (Consultant Class)
Cumulative Total Return since 6-2-03	19.9%	26.7%	16.2%
(commencement of operations)

Royce Special Equity Fund (Institutional Class)
Cumulative Total Return since 7-25-03	15.1%	19.4%	12.3%
(commencement of operations)

Royce Special Equity Fund (Financial Intermediary Class)
Cumulative Total Return since 10-2-03	10.9%	11.0%	9.5%
(commencement of operations)

Royce Value Fund (Investment Class)
1 Year Total Return	54.3%	47.3%	28.7%
Average Annual Total Return since 6-14-01	14.3	6.1	1.4
(commencement of operations)

Royce Value Plus Fund (Investment Class)
1 Year Total Return	79.9%	47.3%	28.7%
Average Annual Total Return since 6-14-01	27.7	6.1	1.4
(commencement of operations)

Royce Technology Value Fund (Investment Class)
1 Year Total Return	90.7%	47.3%	28.7%
Average Annual Total Return since 12-31-01	28.5	8.2	0.1
(commencement of operations)

Royce 100 Fund (Investment Class)
Cumulative Total Return since 6-30-03	10.7%	24.9%	15.2%
(commencement of operations)

Royce Discovery Fund
Cumulative Total Return since 10-3-03	14.0%	9.0%	8.5%
(commencement of operations)

     During the applicable period ended December 31, 2003, a hypothetical $10,000 investment in certain of the Funds would have grown as indicated below, assuming all distributions were reinvested:

Value of
Fund/Period Commencement Date	Hypothetical Investment at December 31, 2003*
Royce Premier Fund (12-31-91)	$45,869
Royce Micro-Cap Fund (12-31-91)	59,311
Pennsylvania Mutual Fund (12-31-78)	339,802
Royce Select Fund (11-18-98)	26,162
Royce TrustShares Fund (12-27-95)	40,471
Royce Total Return Fund (12-15-93)	38,601
Royce Low-Priced Stock Fund (12-15-93)	46,062
Royce Opportunity Fund (11-19-96)	35,599
Royce Special Equity Fund (5-1-98)	18,846
Royce Value Fund (6-14-01)	14,070
Royce Value Plus Fund (6-14-01)	18,630
Royce Technology Value Fund (12-31-01)	16,517
Royce 100 Fund (6-30-03)	11,066
Royce Discovery Fund (10-3-03)	11,400

*Represents Investment Class results.

     The Funds’ performances may be compared in advertisements to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar investment objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of registered investment companies. The Funds’ rankings by Lipper for the one year period ended December 31, 2003, were:

Fund	Lipper Ranking*

Royce Premier Fund	351 out of 504 small-cap core funds
Royce Micro-Cap Fund	73 out of 504 small-cap core funds
Pennsylvania Mutual Fund	307 out of 504 small-cap core funds
Royce TrustShares Fund	378 out of 504 small-cap core funds
Royce Total Return Fund	481 out of 504 small-cap core funds
Royce Low-Priced Stock Fund	229 out of 504 small-cap core funds
Royce Opportunity Fund	4 out of 214 small-cap value funds
Royce Select Fund	113 out of 504 small-cap core funds
Royce Special Equity Fund	204 out of 214 small-cap value funds
Royce Value Fund	60 out of 504 small-cap core funds
Royce Value Plus Fund	11 out of 504 small-cap core funds
Royce Technology Value Fund	9 out of 321 specialty, science & technology funds

*Represents Investment Class results.

Money market funds and municipal funds are not included in the Lipper survey. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees payable by shareholders into consideration and is prepared without regard to tax consequences.

     The Lipper General Equity Funds Average can be used to show how the Funds’ performances compare to a broad-based set of equity funds. The Lipper General Equity Funds Average is an average of the total returns of all equity funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper. As of December 31, 2003, the average included 2,149 large-cap funds, 1,512 multi-cap funds, 1,052 mid-cap funds, 1,267 small-cap funds, 173 S &P 500 funds, 229 equity income funds and 81 specialty equity funds.

     Ibbotson Associates (Ibbotson) provides historical returns of the capital markets in the United States. The Funds’ performance may be compared to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or U.S. Treasury securities. Ibbotson calculates total returns in the same manner as the Funds.

     The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, U.S. Treasury bills and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P 500 is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) U.S. Micro-Cap Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper boundary of the NYSE ninth decile. As of December 31, 2003, DFA U.S. Micro-Cap Fund contained approximately 2,700 stocks, with a weighted average market capitalization of about $381 million.

     The S&P 500 is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index’s performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

     The S&P SmallCap 600 Index is an unmanaged market-weighted index consisting of approximately 600 domestic stocks chosen for market size, liquidity and industry group representation. As of December 31, 2003, the weighted mean market value of a company in this Index was approximately $760 million.

     The Russell 2000, prepared by the Frank Russell Company, tracks the return of the common stocks of approximately 2,000 of the smallest out of the 3,000 largest publicly traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and includes dividends.

     U.S. Treasury bonds are securities backed by the credit and taxing power of the U.S. government and, therefore, present virtually no risk of default. Although such government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of U.S. Treasury securities can be made with no transaction costs).

Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that is the shortest non-callable bond available with a maturity of not less than five years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury bills are based on a one-bill portfolio constructed each month, containing the shortest term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago’s Center for Research in Security Prices; The Wall Street Journal is the source thereafter. Inflation rates are based on the Consumer Price Index.

     Royce may, from time to time, compare the performance of common stocks, especially small capitalization stocks, to the performance of other forms of investment over periods of time. In addition, Royce may compare the performance of one or more of the Funds over various time periods and/or market cycles to the record of one or more indices or funds described above.

     From time to time, in reports and promotional literature, the Funds’ performances also may be compared to other mutual funds in financial or business publications and periodicals, such as KIPLINGER’s, INDIVIDUAL INVESTOR, MONEY, FORBES, BUSINESS WEEK, BARRON’s, FINANCIAL TIMES, FORTUNE, MUTUAL FUNDS MAGAZINE and THE WALL STREET JOURNAL. In addition, financial or business publications and periodicals, as they relate to fund management, investment philosophy and investment techniques, may be quoted.

     Morningstar, Inc.’s Risk/Reward ratings (Sharpe Ratio) may be quoted in Fund sales and/or advertising materials. For the three years ended December 31, 2003, the average Sharpe Ratio for the 6,671 domestic equity funds rated by Morningstar with a three-year history was 0.09 and the average score for the 832 small company objective funds rated by Morningstar with a three-year history was 0.37. For the three years ended December 31, 2003, the scores for the Funds with a three-year history, and their ranks within Morningstar’s equity funds category and its small company category were as follows:

	Morningstar	Percentile Rank* within Morningstar Category of
Fund	Sharpe Ratio	Equity Funds	Small Company Funds

Premier	0.80	5%	11%
(Investment Class)

Micro-Cap	0.71	6%	18%
(Investment Class)

Pennsylvania Mutual	0.77	5%	13%
(Investment Class)

Trust & GiftShares	0.52	13%	37%
(Investment Class)

	Morningstar	Percentile Rank* within Morningstar Category of
Fund	Sharpe Ratio	Equity Funds	Small Company Funds

Total Return	0.84	4%	8%
(Investment Class)

Low-Priced Stock	0.58	10%	30%
(Investment Class)

Royce Opportunity	0.59	10%	29%
(Investment Class)

Royce Special Equity	1.32	2%	1%
(Investment Class)

Royce Select Fund	0.68	7%	20%
(Investment Class)

*	Represents a Fund’s ranking within Morningstar category with 1 percentile representing the lowest risk score and 100 percentile representing the highest risk score.

     Morningstar also ranks Funds within each of its categories according to their relative total return performance and Fund advertisements and sales material may reference these rankings. The Funds’ performances may also be compared to those of other compilations or indices.

     Advertising for the Funds may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares were purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of declining price levels.

     The Funds may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $2,000 annual investment earning a taxable return of 8% annually would have an after-tax value of $177,887 after thirty years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have a value of $244,692 after thirty years.

Risk Measurements

     Quantitative measures of "total risk," which quantify the total variability of a portfolio’s returns around or below its average return, may be used in advertisements and in communications with current and prospective shareholders. These measures include standard deviation of total return and the Morningstar risk statistic. Such communications may also include market risk measures, such as beta, and risk-adjusted measures of performance such as the Sharpe Ratio, Treynor Ratio, Jensen’s Alpha and Morningstar’s star rating system.

     Standard Deviation. The risk associated with a fund or portfolio can be viewed as the volatility of its returns, measured by the standard deviation of those returns. For example, a fund’s historical risk can be measured by computing the standard deviation of its monthly total returns over some prior period, such as three years. The larger the standard deviation of monthly returns, the more volatile - i.e., spread out around the fund’s average monthly total return, the fund’s monthly total returns have been over the prior period.

     Return Efficiency. This is a measure of a fund’s risk adjusted return and is calculated by dividing a fund’s average annual total return by its annualized standard deviation over a designated time period.

     Beta .. Beta measures the sensitivity of a security’s or portfolio’s returns to the market’s returns. It measures the relationship between a fund’s excess return (over 3-month T-bills) and the excess return of the benchmark index (S&P 500 for domestic equity funds). The market’s beta is by definition equal to 1. Portfolios with betas greater than 1 have experienced returns with greater correlation to the overall market, and portfolios with betas less than 1 have experienced returns with less correlation to the overall market.

     Sharpe Ratio. Also known as the Reward-to-Variability Ratio, this is the ratio of a fund’s average return in excess of the risk-free rate of return ("average excess return") to the standard deviation of the fund’s excess returns. It measures the returns earned in excess of those that would have been earned on a riskless investment per unit of total risk assumed.

     Treynor Ratio. Also known as the Reward-to-Volatility Ratio, this is the ratio of a fund’s average excess return to the fund’s beta. It measures the returns earned in excess of those that would have been earned on a riskless investment per unit of market risk assumed. Unlike the Sharpe Ratio, the Treynor Ratio uses market risk (beta), rather than total risk (standard deviation), as the measure of risk.

     Jensen’s Alpha. This is the difference between a fund’s actual returns and those that would have been earned on a benchmark portfolio with the same amount of risk - i.e., the same beta, as the portfolio. Jensen’s Alpha measures the ability of active management to increase returns above those that are purely a reward for bearing market risk.

     Morningstar Star Ratings. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Ratings may change monthly. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds’ three-, five- and ten-year average annual returns (when available). Funds’ returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star.

     None of the quantitative risk measures taken alone can be used for a complete analysis and, when taken individually, can be misleading at times. However, when considered in some combination and with the total returns of a fund, they can provide the investor with additional information regarding the volatility of a fund’s performance. Such risk measures will change over time and are not necessarily predictive of future performance or risk.

EXHIBIT A

June 5, 2003

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have directly or indirectly delegated proxy voting authority to Royce. The Boards of Trustees/Directors of The Royce Funds have delegated all proxy voting decisions to Royce .

Receipt of Proxy Material. Under the continuous oversight of the Head of Administration, an Administrative Assistant designated by him is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce’s Librarian

Voting of Proxies. Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients . Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from “Proxy Master” (a service provided by Institutional Shareholder Services), the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.	From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different Royce portfolio managers. The Head of Administration maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration allowing such differing votes. The Head of Administration performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.	There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting, poison pills, etc. Royce’s portfolio managers decide these issues on a case-by-case basis as described above.

c.	A Royce portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

Custodian banks are authorized to release all shares held for Royce client account portfolios to Automated Data Processing Corporation (“ADP”) for voting, utilizing ADP’s “Proxy Edge” software system. Substantially all portfolio companies utilize ADP to collect their proxy votes. However, for the limited number of portfolio companies that do not utilize ADP, Royce attempts to register at least a portion of its clients holdings as a physical shareholder in order to ensure its receipt of a physical proxy.

Under the continuous oversight of the Head of Administration, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to ADP using Proxy Edge as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The

Head of Administration develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration by the designated Administrative Assistant, who then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Institutional Shareholder Services). The Head of Administration maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Proxy Edge system. Copies of all physically executed proxy cards, all proxy statements and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian.